UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund:   BlackRock Corporate High Yield Fund, Inc. (HYT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2018

Date of reporting period: 02/28/2018

Item 1 –	Report to Stockholders

FEBRUARY 28, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. Faster global growth drove the equity market, while rising interest rates constrained bond returns.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment. Higher prices for industrial metals also bolstered the outlook for emerging-market countries.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also began to reduce its balance sheet, while setting expectations for additional rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.84%	17.10%
U.S. small cap equities (Russell 2000® Index)	8.30	10.51
International equities (MSCI Europe, Australasia, Far East Index)	7.12	20.13
Emerging market equities (MSCI Emerging Markets Index)	10.58	30.51
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.99
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(5.47)	(2.54)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.15)	2.32
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.11	4.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of February 28, 2018	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poors Ratings Group (“S&P”), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of February 28, 2018 ($13.21)(a)	5.90%
Current Monthly Distribution per Common Share(b)	$0.0650
Current Annualized Distribution per Common Share(b)	$0.7800
Economic Leverage as of February 28, 2018(c)	32%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change.
(c)	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$13.21	$14.10	(6.31)%	$14.26	$12.93
Net Asset Value	14.32	14.96	(4.28)	15.01	14.21

Market Price and Net Asset Value History For the Past Five Years

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock Core Bond Trust

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2018 were as follows:

		Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(1.55)%	4.46%	4.19%	5.53%
Trust at Market Price(a)(b)	(3.64)	4.75	4.80	4.14
Reference Benchmark(c)	(1.93)	2.15	2.27	3.23
Bloomberg Barclays U.S. Long Government/Credit Index(d)	(3.40)	2.80	1.76	3.69
Bloomberg Barclays Intermediate Credit Index(e)	(1.62)	1.02	1.78	2.07
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	1.11	4.18	5.20	5.34
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(g)	(2.29)	0.75	1.58	2.02
Bloomberg Barclays MBS Index(h)	(1.89)	0.16	1.03	1.70
Bloomberg Barclays ABS Index(i)	(0.80)	0.63	1.26	1.16

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.
(d)	This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.
(e)	This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
(f)	An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
(g)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.
(h)	This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.
(i)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•	The principal detractors from the Trust’s performance were its allocations to investment grade corporates, U.S. Treasuries, mortgages, commercial mortgage-backed securities (“CMBS”), cash, and sovereign, supranational and agency issues (“SSAs”).

•	The largest positive contributions to the Trust’s performance came from its allocations to high yield bonds, asset-backed securities (“ABS”), capital securities and derivatives.

•	Derivatives are used by the investment adviser to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. As noted, during the period, derivatives contributed positively to the Trust’s performance, in particular through the use of financial futures contracts.

Describe recent portfolio activity.

•	Over the reporting period, the Trust’s spread duration (sensitivity to changes in credit spreads) was slightly increased, as the portfolio was shifted toward higher yielding spread sectors. In addition, the Trust’s allocation to CMBS was reduced and rotated into collateralized loan obligations within ABS, SSAs, emerging market debt and high yield corporate bonds.

TRUST SUMMARY	5

Trust Summary as of February 28, 2018 (continued)	BlackRock Core Bond Trust

Describe portfolio positioning at period end.

•	At period end, the Trust maintained diversified exposure within non-government spread sectors, including investment grade corporates, high yield corporates, CMBS and ABS, as well as smaller allocations to non-agency mortgage-backed securities (“MBS”). The Trust also held exposure to government-related sectors such as U.S. Treasury securities, agency debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	02/28/18		08/31/17
Corporate Bonds	49%		50%
U.S. Treasury Obligations	11		11
U.S. Government Sponsored Agency Securities	10		8
Preferred Securities	9		9
Asset-Backed Securities	9		8
Non-Agency Mortgage-Backed Securities	7		8
Foreign Agency Obligations	3		2
Municipal Bonds	2		2
Floating Rate Loan Interests	1		1
Options Purchased	—	(a)	1
Short-Term Securities	—	(a)	1
Options Written	(1	)(a)	(1)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	02/28/18	08/31/17
AAA/Aaa(d)	23%	23%
AA/Aa	6	6
A	16	16
BBB/Baa	30	28
BB/Ba	11	12
B	10	8
CCC/Caa	2	2
N/R	2	5

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	Excludes Short-Term Securities, Options Purchased and Options Written.
(d)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of February 28, 2018 ($10.56)(a)	7.95%
Current Monthly Distribution per Common Share(b)	$0.0700
Current Annualized Distribution per Common Share(b)	$0.8400
Economic Leverage as of February 28, 2018(c)	30%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change.
(c)	Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$10.56	$11.13	(5.12)%	$11.47	$10.47
Net Asset Value	12.04	12.22	(1.47)	12.37	11.91

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of February 28, 2018 (continued)	BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2018 were as follows:

		Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	2.33%	6.51%	6.61%	7.55%
Trust at Market Price(a)(b)	(1.45)	2.04	5.76	4.98
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	1.11	4.18	5.20	5.34

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s performance based on NAV:

What factors influenced performance?

•	The Trust’s core exposure to high yield corporate bonds provided positive contributions to return over the six-month period. Smaller positions in bank loans and preferred equities also benefitted performance. Within high yield corporates, the most significant contributions to performance came from within the gaming, independent energy, and technology sectors. B-rated names were the best credit quality performers, followed closely by positions in the CCC and BB rating categories.

•	The most significant detractors from performance came from within the wireless, cable & satellite, and wirelines sectors. The only other detractors over the period were small allocations to equity positions used to manage risk as the market rallied. There were no absolute detractors from a credit rating perspective during the period.

Describe recent portfolio activity.

•	As the high yield market rallied early in the period, the Trust maintained a slightly overweight market sensitivity, while remaining focused on quality and consistent cash-flow stories where balance sheets and asset coverage were strong. While lower-quality and stressed/distressed portions of the high yield market outperformed over the six months, the Trust remained underweight to the riskier, higher yielding portion of the market in order to manage risk. In that vein, the Trust maintained an underweight across the consumer cyclical space, most notably the retail and automotive segments. This positioning reflected the view that the outlook for consumer cyclical continues to deteriorate under pressure from declining sales and secular changes. By contrast, the Trust increased its exposure to energy and chemicals.

Describe portfolio positioning at period end.

•	At period end, the Trust held the majority of its portfolio in corporate bonds, with a modest allocation to floating rate bank loans. Within high yield corporates, the Trust was underweight in lower-coupon, more interest rate-sensitive bonds while being slightly overweight in single B-rated bonds. The Trust was overweight in high conviction CCC-rated issues while remaining underweight in the highest yielding segment of the lower-related universe where downside risks are greater if volatility picks up or credit sentiment weakens. The Trust continued to favor select equity/equity-like assets with more upside as a substitute to higher-beta (more market sensitive) CCC-rated notes. The Trust also maintained exposure to equity futures positions to help reduce portfolio risk. At period-end, top issuer overweight positions included Ligado Networks (wireless), Freeport McMoran Inc. (metals & mining), and the Stars Group (gaming). Broadly, the Trust’s positioning within credit remained centered on cash-flow views, identification of a specific catalyst and/or issuer-specific characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock Corporate High Yield Fund, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	02/28/18	08/31/17
Corporate Bonds	80%	82%
Floating Rate Loan Interests	9	8
Preferred Securities	5	5
Asset-Backed Securities	3	3
Investment Companies	2	1
Common Stocks	1	1
Other(a)	—	—

(a)	Representing less than 1% of the Trust’s total investments and Other may include Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (b)(c)

	02/28/18	08/31/17
A	1%	1%
BBB/Baa	8	7
BB/Ba	36	37
B	39	41
CCC/Caa	9	9
N/R	7	5

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	Excludes Short-Term Securities, Options Purchased and Options Written.

TRUST SUMMARY	9

Trust Summary as of February 28, 2018	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of February 28, 2018 ($5.91)(a)	5.38%
Current Monthly Distribution per Common Share(b)	$0.0265
Current Annualized Distribution per Common Share(b)	$0.3180
Economic Leverage as of February 28, 2018(c)	29%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change.
(c)	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	02/28/18	08/31/17	Change	High	Low
Market Price	$5.91	$6.31	(6.34)%	$6.40	$5.76
Net Asset Value	6.45	6.74	(4.30)	6.76	6.41

Market Price and Net Asset Value History For the Past Five Years

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2018 (continued)	BlackRock Income Trust, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2018 were as follows:

		Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(1.80)%	0.55%	1.75%	2.45%
Trust at Market Price(a)(b)	(3.89)	(0.66)	2.53	2.07
FTSE Mortgage Index(c)	(1.96)	0.11	1.01	1.66

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	This unmanaged index (formerly known as Citigroup Mortgage Index) (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BKT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•	The only material detractor from performance during the period was the Trust’s underweight within 30-year agency mortgage-backed securities (“MBS”).

•	The largest contributors to performance included the Trust’s allocation to agency collateralized mortgage obligations (“CMOs”), as well as interest rate-based strategies such as duration (sensitivity to interest rate changes) and yield curve positioning. Strategies utilizing U.S. Treasury futures held as short positions against long positions in agency MBS aided performance as interest rates moved higher. Selection within 30-year agency MBS contributed positively driven by the outperformance of specified pool holdings, allocations to agency interest-only tranches, and positioning in legacy (i.e., issued prior to 2008) non-agency residential MBS. Other contributors included allocations to 15-year agency MBS, swap- and swaption-based strategies, and allocations to agency securities as well as to commercial mortgage-backed securities (“CMBS”).

•	The Trust held interest rate derivatives including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity (the rate at which duration changes in response to interest rate movements) and yield curve positioning. The Trust’s use of derivatives had a positive effect on performance during the period.

Describe recent portfolio activity.

•	The Trust kept overall exposure to agency MBS relatively unchanged during the period, while decreasing exposure to pass-throughs in favor of CMOs within this allocation. The Trust also added exposure to agency mortgage derivatives and CMBS, while paring its holdings in U.S. government securities. The Trust’s allocation to asset-backed securities remained minimal.

Describe portfolio positioning at period end.

•	The Trust was positioned with a marginally constructive stance regarding the mortgage sector, on the view that MBS valuations appeared relatively attractive and that the unwinding of the Fed’s balance sheet was not likely to have a material impact on the overall MBS market. The Trust maintained an overweight to high quality and well-structured agency CMOs and specified mortgage pools where the attributes of the underlying borrower help to improve the overall risk profile. With spreads in most risk assets at their tightest levels since mid-2014, the Trust’s exposures to non-benchmark positions such as legacy non-agency residential MBS and CMBS were minimal at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	11

Trust Summary as of February 28, 2018 (continued)	BlackRock Income Trust, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	02/28/18	08/31/17
U.S. Government Sponsored Agency Securities	116%	113%
U.S. Treasury Obligations	—	2
Short-Term Securities	1	2
Non-Agency Mortgage-Backed Securities	1	1
Asset-Backed Securities(a)	—	—
Borrowed Bonds(a)	—	—
TBA Sale Commitments	(18)	(18)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	02/28/18		08/31/17
AAA/Aaa(d)	100%		99%
BBB	—	(a)	1

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	Excludes Money Market Funds.
(d)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	13

Schedule of Investments (unaudited) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 12.6%

Asset-Backed Securities — 12.5%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.25%), 4.99%, 07/20/26(a)(b)	USD	795	$800,519
ALM VI Ltd., Series 2012-6A, Class B2RR, (3 mo. LIBOR US + 2.05%), 3.77%, 07/15/26(a)(b)		1,000	1,007,693
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class C2R, (3 mo. LIBOR US + 3.20%), 4.92%, 07/15/27(a)(b)		2,080	2,110,925
Anchorage Capital CLO 2013-1 Ltd., Series 2013-1A, Class CR, 4.92%, 10/13/30(b)(c)		1,000	1,020,520
Anchorage Capital CLO Ltd.(a)(b):
Series 2016-8A, Class D, (3 mo. LIBOR US + 4.20%), 5.96%, 07/28/28		1,000	1,008,816
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 5.72%, 01/15/29		650	663,557
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.25%), 4.98%, 10/17/24(a)(b)		1,000	1,004,590
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.45%), 5.29%, 11/15/25(a)(b)		1,250	1,251,507
Atlas Senior Loan Fund Ltd.(3 mo. LIBOR US + 3.90%), 5.38%, 11/30/28(a)(b)		1,250	1,265,162
Ballyrock CLO LLC, Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.65%), 5.39%, 10/20/26(a)(b)		1,970	1,970,589
Battalion CLO VII Ltd., Series 2014-7A, Class C, (3 mo. LIBOR US + 3.90%), 5.63%, 10/17/26(a)(b)		1,000	1,001,801
Battalion CLO X Ltd., Series 2016-10A, Class C, (3 mo. LIBOR US + 4.25%), 5.99%, 01/24/29(a)(b)		1,000	1,022,460
BlueMountain CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 3.20%), 4.92%, 10/15/26(a)(b)		1,000	1,005,948
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.27%, 11/23/25(a)(b)		3,000	3,005,155
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		2,210	2,206,513
CIFC Funding Ltd., Series 2014-4A, Class D, (3 mo. LIBOR US + 3.40%), 5.13%, 10/17/26(a)(b)		2,000	2,006,855
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, (1 mo. LIBOR US + 0.15%), 1.77%, 01/25/37(a)		203	202,096
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		3,819	3,898,041
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, 1.00%, 04/15/31(b)(c)(d)		2,550	2,550,000
Dryden Senior Loan Fund(a)(b):
Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.35%), 5.08%, 04/18/26		1,250	1,254,190
Series 2014-34A, Class CR, (3 mo. LIBOR US + 2.15%), 3.87%, 10/15/26		1,000	1,000,408
Series 2015-41A, Class A, (3 mo. LIBOR US + 1.50%), 3.22%, 01/15/28		2,550	2,550,896
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 4.99%, 08/15/30(a)(b)		1,000	1,014,435
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, (3 mo. LIBOR US + 4.30%), 6.14%, 11/15/26(a)(b)		1,000	1,004,476
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 5.26%, 10/29/26(c)		1,000	1,005,735
Highbridge Loan Management 3-2014, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 5.33%, 07/18/29(a)(b)		1,000	1,023,821
Highbridge Loan Management Ltd., Series 5A-2015(a)(b):
Class C1R, (3 mo. LIBOR US + 2.10%), 3.86%, 01/29/26		4,000	4,023,175
Class D1R, (3 mo. LIBOR US + 3.30%), 5.06%, 01/29/26		500	501,169

Security	Par (000)		Value
Asset-Backed Securities (continued)
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 05/20/26(b)	USD	2,880	$2,864,715
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 5.34%, 10/20/26(a)(b)		3,750	3,764,897
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 3.96%, 01/27/26(a)(b)		1,800	1,805,275
Nelnet Student Loan Trust, Series 2006-1, Class A5, (3 mo. LIBOR US + 0.11%), 2.03%, 08/23/27(a)		554	553,294
Neuberger Berman CLO XV, Series 2013-15A, Class DR, 4.77%, 10/15/29(b)(c)		1,000	1,006,817
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.25%), 6.08%, 11/14/27(a)(b)		2,250	2,284,967
OCP CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.47%), 6.37%, 11/22/25(a)(b)		1,000	1,016,582
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.48%, 11/14/26(a)(b)		2,000	2,001,944
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 8.89%, 01/21/30(a)(b)		595	613,457
OHA Loan Funding 2016-1 Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.75%), 5.49%, 01/20/28(a)(b)		2,500	2,548,851
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(b)		5,000	4,996,520
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.00%), 4.74%, 01/22/29(a)(b)		1,500	1,529,118
OZLM VII Ltd., Series 2014-7A, Class CR, (3 mo. LIBOR US + 3.50%), 5.23%, 07/17/26(a)(b)		950	956,055
OZLM VIII Ltd., Series 2014-8A, Class CR, (3 mo. LIBOR US + 3.40%), 5.13%, 10/17/26(a)(b)		1,750	1,755,982
OZLM XXI, Series 2017-21A, Class C, 4.42%, 01/20/31(b)(c)		1,000	1,005,207
Regatta V Funding Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.45%), 5.20%, 10/25/26(a)(b)		2,000	2,007,823
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 4.97%, 04/15/29(a)(b)		1,750	1,773,955
Shackleton CLO Ltd., Series 2013-3A, Class DR, 4.74%, 07/15/30(b)(c)		500	503,358
SLM Private Education Loan Trust(b):
Series 2012-A, Class A2, 3.83%, 01/17/45		397	400,217
Series 2014-A, Class B, 3.50%, 11/15/44		500	498,838
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 09/17/46(b)		5,900	5,932,134
Sound Point CLO IV Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.40%), 5.14%, 01/21/26(a)(b)		700	701,446
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.60%), 5.34%, 01/23/27(a)(b)		1,250	1,255,940
Sound Point CLO XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.85%), 5.59%, 01/23/29(a)(b)		1,550	1,582,451
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 02/25/32		576	570,798
THL Credit Wind River CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.35%), 5.09%, 01/22/27(a)(b)		1,000	1,002,483
Voya CLO 2017-3 Ltd., Series 2017-3A, Class C, (3 mo. LIBOR US + 3.55%), 5.29%, 07/20/30(a)(b)		1,000	1,020,665
Voya CLO Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 6.85%), 8.58%, 10/18/27(a)(b)		615	630,075
Wellfleet CLO 2015-1 Ltd., Series 2015-1A, Class DR, 4.54%, 10/20/27(b)(c)		2,000	2,004,410

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 08/15/22	USD	2,360	$2,382,991
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.34%, 10/20/29(a)(b)		1,750	1,789,700
York CLO-4 Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.10%), 5.84%, 01/20/30(a)(b)		1,500	1,545,280

			96,687,297
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(b)(e)		2,637	155,331
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(b)(c)(e)		3,146	165,127

			320,458

Total Asset-Backed Securities — 12.6% (Cost — $95,460,142)			97,007,755

Corporate Bonds — 71.4%

Aerospace & Defense — 1.3%
Arconic, Inc.:
5.40%, 04/15/21		340	353,600
5.13%, 10/01/24		923	956,459
5.90%, 02/01/27		70	75,250
6.75%, 01/15/28		38	43,320
5.95%, 02/01/37		30	32,028
Bombardier, Inc.(b):
7.75%, 03/15/20		122	130,235
8.75%, 12/01/21		459	503,179
6.00%, 10/15/22		13	12,968
6.13%, 01/15/23		198	198,495
7.50%, 12/01/24		414	430,042
7.50%, 03/15/25		602	617,802
7.45%, 05/01/34		100	102,000
Eaton Corp., 4.15%, 11/02/42		500	492,383
EnPro Industries, Inc., 5.88%, 09/15/22		74	76,705
KLX, Inc., 5.88%, 12/01/22(b)		800	824,000
Koppers, Inc., 6.00%, 02/15/25(b)		151	156,285
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		114	118,845
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,371,345
Moog, Inc., 5.25%, 12/01/22(b)		180	185,400
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(b)		116	122,090
TransDigm, Inc.:
6.00%, 07/15/22		758	776,002
6.50%, 07/15/24		191	196,969
6.50%, 05/15/25		132	135,300
6.38%, 06/15/26		70	71,575
United Technologies Corp., 6.13%, 07/15/38		1,450	1,793,464

			9,775,741
Air Freight & Logistics — 0.2%
Air Medical Merger Sub Corp., 6.38%, 05/15/23(b)		60	57,000
FedEx Corp., 4.75%, 11/15/45		1,250	1,299,008
XPO Logistics, Inc., 6.50%, 06/15/22(b)		495	514,181

			1,870,189
Airlines — 2.2%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(b)		1,710	1,705,240
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(f)		3,288	3,445,360
Series 2015-2, Class A, 4.00%, 03/22/29		1,393	1,405,668

Security	Par (000)		Value
Airlines (continued)
Series 2015-2, Class AA, 3.60%, 03/22/29	USD	1,393	$1,383,296
Series 2017-1, Class B, 4.95%, 08/15/26		1,797	1,857,324
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		302	308,040
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 07/12/20		227	232,007
Series 2012-3, Class C, 6.13%, 04/29/18		150	150,938
Latam Finance Ltd., 6.88%, 04/11/24(b)		257	269,850
Mexico City Airport Trust, 5.50%, 07/31/47(b)		260	242,775
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27		3,310	3,413,047
Series 2014-2, Class B, 4.63%, 03/03/24		2,231	2,275,992

			16,689,537
Auto Components — 0.3%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	100	125,050
Allison Transmission, Inc., 5.00%, 10/01/24(b)	USD	19	19,261
Aptiv PLC, 4.40%, 10/01/46		465	451,300
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23	EUR	100	127,033
HP Pelzer Holding GmbH, 4.13%, 04/01/24		100	124,257
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20	USD	20	20,390
6.25%, 02/01/22		347	352,205
6.75%, 02/01/24		237	241,740
6.38%, 12/15/25		106	106,397
IHO Verwaltungs GmbH(g):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	124,269
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	126,026
(4.13% Cash or 4.88% PIK), 4.13%, 09/15/21(b)	USD	200	199,500
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(b)		205	200,900
Tesla, Inc., 5.30%, 08/15/25(b)(f)		360	341,658

			2,559,986
Automobiles — 0.9%
Ford Motor Co., 4.75%, 01/15/43(f)		4,255	3,927,517
General Motors Co., 6.25%, 10/02/43		2,506	2,799,247

			6,726,764
Banks — 1.8%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	100	131,707
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 06/06/24(b)	USD	255	252,705
Banco Popolare, 2.75%, 07/27/20	EUR	100	127,316
Bank of Ireland Group PLC, 3.13%, 09/19/27(c)	GBP	100	135,988
Bankia SA(5 year EUR Swap + 3.17%), 4.00%, 05/22/24(h)	EUR	100	126,673
Barclays PLC, 3.65%, 03/16/25(f)	USD	4,320	4,154,700
CaixaBank SA(5 year EUR Swap + 3.35%), 3.50%, 02/15/27(h)	EUR	100	130,169
CIT Group, Inc., 5.00%, 08/01/23	USD	375	385,313
Cooperatieve Rabobank UA, 3.95%, 11/09/22		1,500	1,522,380
HSBC Holdings PLC, 6.10%, 01/14/42		610	786,606
Inversiones Atlantida SA, 8.25%, 07/28/22(b)		200	204,750
National Bank of Greece SA, 2.75%, 10/19/20	EUR	100	124,783
Santander Holdings USA, Inc., 4.50%, 07/17/25	USD	2,000	2,028,495
Santander UK Group Holdings PLC, 2.88%, 08/05/21		1,250	1,223,963
Wells Fargo & Co., 3.90%, 05/01/45(f)		2,250	2,163,463

			13,499,011
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46		4,600	4,905,614

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Beverages (continued)
BWAY Holding Co., 7.25%, 04/15/25(b)	USD	78	$80,535
Central American Bottling Corp., 5.75%, 01/31/27(b)		222	228,660
OI European Group BV, 4.00%, 03/15/23(b)		158	152,865
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	124,416

			5,492,090
Biotechnology — 0.5%
Amgen, Inc., 4.40%, 05/01/45(f)	USD	2,250	2,232,291
Baxalta, Inc., 5.25%, 06/23/45		500	538,807
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,060,719
Illumina, Inc., 0.50%, 06/15/21		215	257,677
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	112,850

			4,202,344
Building Materials — 0.0%
American Woodmark Corp., Co. GUAR 144A 03/26 4.875, 4.88%, 03/15/26(b)	USD	69	68,483
Jeld-Wen, Inc., 4.63%, 12/15/25(b)		66	64,515
Titan Global Finance PLC, 3.50%, 06/17/21	EUR	100	129,015

			262,013
Building Products — 0.2%
Beacon Escrow Corp., 4.88%, 11/01/25(b)	USD	288	280,886
Building Materials Corp. of America, 6.00%, 10/15/25(b)		200	211,250
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		218	224,540
Masonite International Corp., 5.63%, 03/15/23(b)		354	365,948
Ply Gem Industries, Inc., 6.50%, 02/01/22		147	152,377
Standard Industries, Inc.(b):
5.50%, 02/15/23		100	102,750
5.38%, 11/15/24		29	29,653
USG Corp., 4.88%, 06/01/27(b)		273	268,905

			1,636,309
Building: Roofing, Wallboard & Plumbing — 0.0%
Quintiles IMS, Inc., 4.88%, 05/15/23(b)		74	76,035

Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(b)		127	124,143

Capital Markets — 2.8%
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		1,375	1,387,031
6.00%, 08/18/21		224	225,064
CDP Financial, Inc., 5.60%, 11/25/39(b)(f)		5,890	7,480,621
Goldman Sachs Group, Inc., 3.75%, 05/22/25(f)		8,965	8,930,014
Morgan Stanley:
4.00%, 07/23/25		905	916,639
3.13%, 07/27/26(f)		2,000	1,899,370
NFP Corp., 6.88%, 07/15/25(b)		62	62,155
Raymond James Financial, Inc., 4.95%, 07/15/46		400	433,761
SURA Asset Management SA, 4.38%, 04/11/27(b)		259	255,763

			21,590,418
Chemicals — 1.2%
Air Liquide Finance SA, 3.50%, 09/27/46(b)		360	327,455
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)		600	603,000
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		161	161,805
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		319	370,040
10.00%, 10/15/25		183	218,227
CF Industries, Inc.:
7.13%, 05/01/20		38	40,518
5.15%, 03/15/34		60	58,800
4.95%, 06/01/43		116	105,560
Chemours Co.:
6.63%, 05/15/23		182	191,328

Security	Par (000)		Value
Chemicals (continued)
7.00%, 05/15/25	USD	44	$47,410
5.38%, 05/15/27		390	390,975
Cydsa SAB de C.V., 6.25%, 10/04/27(b)		319	318,601
Hexion, Inc., 10.38%, 02/01/22(b)		122	118,950
Ineos Finance PLC, 4.00%, 05/01/23	EUR	100	125,045
Methanex Corp., 3.25%, 12/15/19	USD	1,650	1,647,357
Mexichem SAB de CV(b):
4.00%, 10/04/27		200	191,500
5.50%, 01/15/48		200	190,300
Momentive Performance Materials, Inc., 3.88%, 10/24/21		735	764,400
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		183	180,713
Olin Corp., 5.00%, 02/01/30		82	79,130
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		1,265	1,298,206
5.88%, 12/01/25		446	443,770
PQ Corp.(b):
6.75%, 11/15/22		251	264,805
5.75%, 12/15/25		289	293,335
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	100	127,185
Tronox Finance PLC, 5.75%, 10/01/25(b)	USD	123	122,078
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(b)		100	101,750
Versum Materials, Inc., 5.50%, 09/30/24(b)		81	84,645
WR Grace & Co-Conn(b):
5.13%, 10/01/21		333	344,655
5.63%, 10/01/24		80	84,000

			9,295,543
Commercial Services & Supplies — 0.8%
ADT Corp.:
6.25%, 10/15/21		86	91,321
3.50%, 07/15/22		143	136,565
4.13%, 06/15/23		264	256,740
4.88%, 07/15/32(b)		337	306,670
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		151	154,020
Aviation Capital Group Corp., 7.13%, 10/15/20(b)		1,800	1,975,735
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		388	385,090
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(b)		291	288,090
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(b)		28	28,840
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		284	293,940
Iron Mountain, Inc., 6.00%, 08/15/23		80	82,800
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		200	201,500
Mobile Mini, Inc., 5.88%, 07/01/24		343	356,720
Paprec Holding SA, 5.25%, 04/01/22	EUR	100	125,077
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	166	159,775
5.25%, 08/15/22		267	267,334
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		226	228,554
United Rentals North America, Inc.:
5.75%, 11/15/24		46	47,495
4.63%, 10/15/25		342	333,450
5.88%, 09/15/26		77	80,657
5.50%, 05/15/27		111	113,608
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		79	79,988

			5,993,969
Commercial Services & Supplies — 0.0%
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		134	134,670

Communications Equipment — 0.3%
CommScope Technologies LLC, 5.00%, 03/15/27(b)		114	111,221

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Communications Equipment (continued)
CommScope, Inc.(b):
5.00%, 06/15/21	USD	250	$253,437
5.50%, 06/15/24		154	156,888
Nokia OYJ:
3.38%, 06/12/22		72	70,013
4.38%, 06/12/27		101	96,960
6.63%, 05/15/39		135	145,800
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		776	806,070
6.38%, 05/15/25		108	112,873
5.75%, 01/15/27(b)		421	423,105

			2,176,367
Construction & Engineering — 0.8%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)		370	385,858
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		370	404,225
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		798	862,837
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(b)		244	251,930
Engility Corp., 8.88%, 09/01/24		176	186,560
ITR Concession Co. LLC, 4.20%, 07/15/25(b)		4,000	3,695,387
SPIE SA, 3.13%, 03/22/24	EUR	100	125,975
Tutor Perini Corp., 6.88%, 05/01/25(b)	USD	154	161,700
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25(b)		51	50,985

			6,125,457
Construction Materials — 0.3%
American Tire Distributors, Inc., 10.25%, 03/01/22(b)		262	272,839
HD Supply, Inc., 5.75%, 04/15/24(b)		1,364	1,430,495
Navistar International Corp., 6.63%, 11/01/25(b)		192	197,760
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(b)		108	117,045
PulteGroup, Inc.:
5.50%, 03/01/26		17	17,276
6.00%, 02/15/35		27	27,675
Rexel SA, 3.50%, 06/15/23	EUR	100	127,850
Williams Scotsman International, Inc., 7.88%, 12/15/22(b)	USD	78	81,705

			2,272,645
Consumer Discretionary — 0.1%
Arch Merger Sub, Inc., 8.50%, 09/15/25(b)		130	124,800
Elis SA, 1.88%, 02/15/23	EUR	100	123,068
Nielsen Co. Luxembourg SARL, 5.00%, 02/01/25(b)	USD	30	29,953
ServiceMaster Co. LLC, 5.13%, 11/15/24(b)		168	165,480
Viking Cruises Ltd.(b):
6.25%, 05/15/25		95	96,425
5.88%, 09/15/27		382	372,450

			912,176
Consumer Finance — 1.9%
Ally Financial, Inc., 8.00%, 11/01/31		946	1,173,040
Capital One Financial Corp., 4.75%, 07/15/21(f)		1,935	2,027,651
CDK Global, Inc., 4.88%, 06/01/27(b)		209	207,370
Corivas Campus Living USG LLC, 5.30%, 07/01/50(e)		5,700	5,700,980
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		200	205,000
Ford Motor Credit Co. LLC(f):
8.13%, 01/15/20		1,530	1,663,605
4.25%, 09/20/22		1,600	1,629,978
IHS Markit Ltd. (b):
4.75%, 02/15/25		156	159,510
4.00%, 03/01/26		86	83,420

Security	Par (000)		Value
Consumer Finance (continued)
Navient Corp.:
5.00%, 10/26/20	USD	180	$181,125
6.63%, 07/26/21		99	103,455
6.50%, 06/15/22		159	165,757
5.50%, 01/25/23		280	277,200
7.25%, 09/25/23		173	183,812
6.13%, 03/25/24		21	21,210
5.88%, 10/25/24		56	55,440
6.75%, 06/25/25		112	114,974
5.63%, 08/01/33		101	89,890
OneMain Financial Holdings LLC, 7.25%, 12/15/21(b)		152	157,909
Springleaf Finance Corp.:
6.13%, 05/15/22		50	51,250
5.63%, 03/15/23		78	77,220

			14,329,796
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 09/15/22(b)		200	199,250
4.63%, 05/15/23(b)		271	270,661
6.75%, 05/15/24	EUR	100	133,133
7.25%, 05/15/24(b)	USD	1,475	1,580,094
6.00%, 02/15/25(b)		2	2,050
4.75%, 07/15/27	GBP	100	133,870
Ball Corp.:
5.00%, 03/15/22	USD	141	146,287
4.00%, 11/15/23		256	253,440
BWAY Holding Co., 5.50%, 04/15/24(b)		529	540,902
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		75	71,062
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22(g)	EUR	100	128,787
Mercer International, Inc.:
7.75%, 12/01/22	USD	29	30,668
6.50%, 02/01/24		76	79,610
5.50%, 01/15/26(b)		83	82,585
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20		188	190,827
6.88%, 02/15/21		163	164,908
(3 mo. LIBOR US + 3.50%), 5.22%, 07/15/21(a)(b)		352	355,960
5.13%, 07/15/23(b)		161	164,019
7.00%, 07/15/24(b)		851	896,209
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	127,045
Sealed Air Corp., 4.88%, 12/01/22(b)	USD	533	548,990
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22(b)		389	402,615
Verallia Packaging SASU, 5.13%, 08/01/22	EUR	100	126,280

			6,629,252
Diversified Consumer Services — 0.3%
APX Group, Inc.:
6.38%, 12/01/19	USD	21	21,315
8.75%, 12/01/20		184	185,380
7.88%, 12/01/22		121	127,504
Ascend Learning LLC, 6.88%, 08/01/25(b)		212	218,360
GW Honos Security Corp., 8.75%, 05/15/25(b)		58	62,422
Laureate Education, Inc., 8.25%, 05/01/25(b)		210	223,650
Matthews International Corp., 5.25%, 12/01/25(b)		44	44,110
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(b)		1,127	1,227,021

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Consumer Services (continued)
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)	USD	153	$150,705

			2,260,467
Diversified Financial Services — 3.9%
Aircastle Ltd.:
6.25%, 12/01/19		353	367,561
5.50%, 02/15/22		48	49,920
Banca IFIS SpA, 4.50%, 10/17/27(c)	EUR	100	123,983
Bank of America Corp.:
5.63%, 07/01/20	USD	2,200	2,333,766
3.25%, 10/21/27(f)		5,500	5,227,559
Docuformas SAPI de C.V., 9.25%, 10/11/22(b)		200	191,500
DPL, Inc., 7.25%, 10/15/21		21	22,890
FBM Finance, Inc., 8.25%, 08/15/21(b)		185	195,175
FMR LLC, 4.95%, 02/01/33(b)(f)		2,300	2,522,118
General Electric Co., 6.15%, 08/07/37(f)		2,150	2,583,594
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	822,796
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23		470	485,983
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)(f)		3,151	3,144,125
Intrum Justitia AB, 2.75%, 07/15/22	EUR	100	119,867
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20(b)	USD	595	602,146
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	100	123,854
Mercury Bondco PLC, (8.25% Cash or 9.00% PIK), 8.25%, 05/30/21(g)		100	127,710
Moody’s Corp., 4.50%, 09/01/22(f)	USD	1,800	1,881,458
Northern Trust Corp., 3.95%, 10/30/25(f)		8,000	8,221,541
SPARC EM SPC Panama Metro Line 2 SP, 0.00%, 12/05/22(b)		280	255,150
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)		345	347,587
UniCredit SpA(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(h)	EUR	107	144,768
Vantiv LLC/Vanity Issuer Corp.(b):
3.88%, 11/15/25	GBP	100	136,314
4.38%, 11/15/25	USD	200	193,750
WMG Acquisition Corp., 5.50%, 04/15/26(b)		84	84,000

			30,309,115
Diversified Telecommunication Services — 3.6%
AT&T, Inc.(f):
6.38%, 03/01/41		520	606,846
5.15%, 03/15/42		2,400	2,426,054
4.75%, 05/15/46		2,710	2,567,613
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39		7	6,108
Series S, 6.45%, 06/15/21		383	391,618
Series T, 5.80%, 03/15/22		172	169,635
Series U, 7.65%, 03/15/42		138	120,060
Series W, 6.75%, 12/01/23(f)		163	160,555
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		271	257,450
Frontier Communications Corp.:
7.13%, 03/15/19		220	223,850
7.13%, 01/15/23		113	75,286
7.63%, 04/15/24		89	56,515
6.88%, 01/15/25		802	489,220
11.00%, 09/15/25		71	55,646
Level 3 Financing, Inc.:
5.38%, 08/15/22		127	128,270
5.63%, 02/01/23		254	256,540
5.13%, 05/01/23		95	95,000
5.38%, 01/15/24		114	113,430

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
5.38%, 05/01/25	USD	123	$122,078
5.25%, 03/15/26		835	803,679
OTE PLC, 3.50%, 07/09/20	EUR	100	129,015
Qwest Corp., 6.75%, 12/01/21	USD	90	96,110
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(h)(i)		215	212,173
4.75%, 09/19/24		200	194,053
Telecom Italia Capital SA:
6.38%, 11/15/33		229	250,755
6.00%, 09/30/34		252	263,970
7.20%, 07/18/36		202	236,340
7.72%, 06/04/38		48	58,800
Telecom Italia SpA:
1.13%, 03/26/22(j)	EUR	100	120,170
3.63%, 01/19/24		200	268,504
Verizon Communications, Inc.(f):
6.40%, 02/15/38	USD	6,879	8,220,510
6.55%, 09/15/43		6,751	8,399,383

			27,575,236
Electric Utilities — 6.2%
Berkshire Hathaway Energy Co., 6.50%, 09/15/37(f)		5,515	7,292,793
Black Hills Corp., 3.15%, 01/15/27		405	383,415
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)		299	299,000
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	520,350
CMS Energy Corp., 5.05%, 03/15/22(f)		1,832	1,941,684
Duke Energy Carolinas LLC:
6.10%, 06/01/37		640	798,231
6.00%, 01/15/38		1,675	2,146,856
4.25%, 12/15/41		750	785,095
Duke Energy Florida LLC, 6.40%, 06/15/38		770	1,020,966
E.ON International Finance BV, 6.65%, 04/30/38(b)		3,100	3,901,288
Electricite de France SA, 5.60%, 01/27/40(b)(f)		2,800	3,253,785
Enel Finance International NV, 3.63%, 05/25/27(b)		1,250	1,200,943
Energuate Trust, 5.88%, 05/03/27(b)		201	204,015
Florida Power Corp., 6.35%, 09/15/37(f)		2,775	3,666,779
Jersey Central Power & Light Co., 7.35%, 02/01/19		490	509,279
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		128	126,240
Ohio Power Co., Series D, 6.60%, 03/01/33(f)		3,000	3,929,029
PacifiCorp, 6.25%, 10/15/37(f)		1,225	1,589,732
Pampa Energia SA, 7.50%, 01/24/27(b)		367	384,432
Public Service Co. of Colorado, Series 17, 6.25%, 09/01/37(f)		2,550	3,304,623
Southern California Edison Co.:
5.63%, 02/01/36(f)		1,300	1,557,568
Series A, 5.95%, 02/01/38		2,175	2,741,108
Southern Co., 4.40%, 07/01/46		1,000	1,003,618
Talen Energy Supply LLC, 6.50%, 06/01/25		125	96,562
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	4,901,913

			47,559,304
Electrical Equipment — 0.0%
Anixter, Inc., 5.63%, 05/01/19		35	35,744
Areva SA, 4.88%, 09/23/24	EUR	50	67,530

			103,274
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23	USD	134	136,010
5.50%, 12/01/24		458	478,610
5.00%, 09/01/25		72	72,540
Corning, Inc., 4.38%, 11/15/57		2,000	1,872,291

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electronic Equipment, Instruments & Components (continued)
Itron, Inc., 5.00%, 01/15/26(b)	USD	18	$17,910
SESI LLC, 7.75%, 09/15/24(b)		140	145,600

			2,722,961
Energy Equipment & Services — 0.6%
Ensco PLC, 5.20%, 03/15/25		25	20,750
Enterprise Products Operating LLC, 6.13%, 10/15/39(f)		1,400	1,689,339
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(b)		238	242,165
Halliburton Co., 5.00%, 11/15/45		500	540,545
Noble Holding International Ltd., 7.70%, 04/01/25		155	138,725
Oceaneering International, Inc., 6.00%, 02/01/28		151	148,825
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		148	152,410
Pioneer Energy Services Corp., 6.13%, 03/15/22		133	120,199
Precision Drilling Corp.:
6.50%, 12/15/21		48	48,840
5.25%, 11/15/24		90	85,725
Transocean, Inc.:
5.80%, 10/15/22		256	248,359
9.00%, 07/15/23(b)		501	541,080
6.80%, 03/15/38		17	13,685
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		243	234,799
Weatherford International Ltd.:
7.75%, 06/15/21		185	184,306
8.25%, 06/15/23		55	53,350
9.88%, 02/15/24		307	303,930

			4,767,032
Environmental, Maintenance, & Security Service — 0.0%
Tervita Escrow Corp., 7.63%, 12/01/21(b)		276	277,380

Food & Staples Retailing — 0.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		124	114,235
5.75%, 03/15/25		68	59,500
Casino Guichard Perrachon SA, 4.56%, 01/25/23	EUR	100	135,196
CVS Health Corp., 5.13%, 07/20/45	USD	2,000	2,089,603
Rite Aid Corp., 6.13%, 04/01/23(b)		164	164,820
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		1,000	999,452

			3,562,806
Food Products — 0.4%
Acosta, Inc., 7.75%, 10/01/22(b)		144	102,960
Aramark Services, Inc., 4.75%, 06/01/26		151	149,113
Arcor SAIC, 6.00%, 07/06/23(b)		228	236,026
B&G Foods, Inc., 5.25%, 04/01/25		96	92,400
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)		267	278,347
JBS USA LLC/JBS USA Finance, Inc.(b):
5.88%, 07/15/24		66	64,363
5.75%, 06/15/25		485	463,175
MARB BondCo PLC, 7.00%, 03/15/24		200	196,702
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)		222	229,104
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		222	220,335
Pilgrim’s Pride Corp.(b):
5.75%, 03/15/25		167	166,165
5.88%, 09/30/27		144	140,011
Post Holdings, Inc.(b):
5.50%, 03/01/25		71	71,444
5.00%, 08/15/26		126	119,700
5.75%, 03/01/27		416	410,800
5.63%, 01/15/28		51	49,661

			2,990,306

Security	Par (000)		Value
Forest Products — 0.0%
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)	USD	205	$202,991

Health Care Equipment & Supplies — 0.5%
Avantor, Inc.(b):
6.00%, 10/01/24		1,115	1,115,000
9.00%, 10/01/25		289	289,723
Crimson Merger Sub, Inc., 6.63%, 05/15/22(b)		801	794,992
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(b)		580	562,600
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b):
5.75%, 08/01/22		12	10,620
5.63%, 10/15/23		142	117,505
5.50%, 04/15/25		308	243,320
Medtronic, Inc., 4.50%, 03/15/42		750	786,207
Teleflex, Inc., 5.25%, 06/15/24		170	174,250

			4,094,217
Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		95	97,465
6.50%, 03/01/24		258	266,385
Aetna, Inc., 4.50%, 05/15/42		575	564,821
Amsurg Corp., 5.63%, 07/15/22		245	248,981
Centene Corp.:
5.63%, 02/15/21		227	232,391
6.13%, 02/15/24		359	376,950
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		118	110,980
5.13%, 08/01/21		39	35,978
6.25%, 03/31/23		123	111,930
DaVita, Inc., 5.13%, 07/15/24		187	185,714
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(b)(g)		177	177,002
Envision Healthcare Corp.(b):
5.13%, 07/01/22		163	164,223
6.25%, 12/01/24		68	71,570
HCA, Inc.:
6.50%, 02/15/20		824	869,320
5.88%, 03/15/22		63	66,780
4.75%, 05/01/23		562	571,835
5.00%, 03/15/24		469	477,794
5.38%, 02/01/25		516	524,550
5.25%, 04/15/25		364	374,010
5.88%, 02/15/26		335	346,725
5.25%, 06/15/26		323	331,075
4.50%, 02/15/27		157	153,271
5.50%, 06/15/47		585	577,687
HealthSouth Corp., 5.75%, 11/01/24		26	26,260
MEDNAX, Inc., 5.25%, 12/01/23(b)		90	92,138
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		71	67,983
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		353	371,533
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	706,944
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(b)(g)		510	520,200
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		97	101,850
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(b)		95	96,425
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		98	101,675
6.75%, 07/01/25(f)		183	172,020
Tenet Healthcare Corp.:
6.00%, 10/01/20		261	271,437

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
7.50%, 01/01/22(b)	USD	118	$124,490
8.13%, 04/01/22		947	999,085
6.75%, 06/15/23(f)		302	302,000
4.63%, 07/15/24(b)		126	120,960
THC Escrow Corp. III(b):
5.13%, 05/01/25		424	411,280
7.00%, 08/01/25		56	55,860
Vizient, Inc., 10.38%, 03/01/24(b)		228	255,360
WellCare Health Plans, Inc., 5.25%, 04/01/25		58	58,703

			11,793,640
Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		147	147,000
Quintiles IMS, Inc., 3.25%, 03/15/25(b)	EUR	100	123,075

			270,075
Hotels, Restaurants & Leisure — 2.8%
Arcos Dorados Holdings, Inc., 5.88%, 04/04/27(b)	USD	257	263,592
Burger King France SAS(3 mo. Euribor + 5.25%), 5.25%, 05/01/23(a)	EUR	100	124,299
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		100	127,130
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	139,059
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)	USD	249	243,398
Eldorado Resorts, Inc., 6.00%, 04/01/25		77	79,310
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		88	87,780
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		90	93,825
5.38%, 04/15/26		42	43,365
Golden Nugget, Inc., 6.75%, 10/15/24(b)		282	289,050
International Game Technology PLC, 4.75%, 02/15/23	EUR	100	135,279
Jacobs Entertainment, Inc., 7.88%, 02/01/24(b)	USD	60	64,125
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 06/01/26(b)		158	159,975
McDonald’s Corp., 3.70%, 01/30/26		510	511,568
Melco Resorts Finance Ltd., 4.88%, 06/06/25(b)		250	244,567
MGM Resorts International:
5.25%, 03/31/20		97	100,031
6.75%, 10/01/20		122	130,235
6.63%, 12/15/21		835	902,259
7.75%, 03/15/22		76	84,740
New Red Finance, Inc.(b):
4.25%, 05/15/24		171	163,305
5.00%, 10/15/25		1,062	1,034,786
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		62	62,465
5.25%, 11/15/23		133	133,998
Scientific Games International, Inc.:
7.00%, 01/01/22(b)		363	382,057
10.00%, 12/01/22		819	888,615
5.00%, 10/15/25(b)		320	316,400
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		615	613,518
Station Casinos LLC, 5.00%, 10/01/25(b)		222	216,450
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 03/30/21	GBP	1,871	2,725,075
Series A4, 5.66%, 06/30/27		1,027	1,582,912
Series M, 7.40%, 03/28/24		3,000	4,621,914
Series N, 6.46%, 03/30/32		2,390	3,215,421
Vue International Bidco PLC, 7.88%, 07/15/20		100	139,735
Wyndham Worldwide Corp., 4.15%, 04/01/24	USD	1,076	1,078,074
Wynn Macau Ltd., 5.50%, 10/01/27(b)		200	196,940

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 3.88%, 11/01/23	USD	27	$26,190

			21,221,442
Household Durables — 0.6%
Algeco Scotsman Global Finance 2 PLC, 10.00%, 08/15/23(b)		200	199,000
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(b)		200	201,450
Brookfield Residential Properties, Inc., 6.38%, 05/15/25(b)		47	48,704
Century Communities, Inc., 6.88%, 05/15/22		460	476,726
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		143	156,049
Lennar Corp.:
8.38%, 01/15/21(b)		53	59,121
6.25%, 12/15/21(b)		276	294,575
4.13%, 01/15/22		77	76,230
5.38%, 10/01/22(b)		2	2,085
4.75%, 11/15/22		136	136,680
4.88%, 12/15/23		85	86,169
4.75%, 05/30/25		180	179,100
5.25%, 06/01/26(b)		18	18,360
4.75%, 11/29/27(b)		255	246,712
Mattamy Group Corp.(b):
6.88%, 12/15/23		94	98,582
6.50%, 10/01/25		129	134,805
MDC Holdings, Inc., 6.00%, 01/15/43		130	123,500
Meritage Homes Corp., 5.13%, 06/06/27		52	51,350
Newell Brands, Inc., 4.20%, 04/01/26		1,000	989,606
PulteGroup, Inc., 6.38%, 05/15/33		256	273,280
Tempur Sealy International, Inc.:
5.63%, 10/15/23		2	2,020
5.50%, 06/15/26		132	129,690
TRI Pointe Group, Inc.:
4.88%, 07/01/21		73	73,365
5.25%, 06/01/27		34	33,617
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.:
4.38%, 06/15/19		10	10,025
5.88%, 06/15/24		177	182,310
William Lyon Homes, Inc., 5.88%, 01/31/25		66	65,835

			4,348,946
Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(b)		59	59,295
Prestige Brands, Inc., 6.38%, 03/01/24(b)		42	43,050
Spectrum Brands, Inc., 6.63%, 11/15/22		170	175,738

			278,083
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.:
4.88%, 05/15/23		202	203,768
5.50%, 03/15/24		8	8,170
5.50%, 04/15/25		64	65,600
6.00%, 05/15/26		217	227,850
5.13%, 09/01/27		244	247,050
Calpine Corp.(b):
5.88%, 01/15/24		258	263,482
5.25%, 06/01/26		512	496,640
Colbun SA, 3.95%, 10/11/27(b)		200	194,000
Dynegy, Inc.:
7.38%, 11/01/22		155	163,331
5.88%, 06/01/23		26	26,650
8.00%, 01/15/25(b)		198	215,077
8.13%, 01/30/26(b)		115	125,925
Genneia SA, 8.75%, 01/20/22(b)		370	399,382

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc.:
6.63%, 01/15/27	USD	728	$751,660
5.75%, 01/15/28(b)		42	41,467
NRG Yield Operating LLC, 5.38%, 08/15/24		155	156,646
QEP Resources, Inc., 5.38%, 10/01/22		51	51,765
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		128	125,440
6.63%, 06/15/25(k)		15	16,238
5.00%, 01/31/28		128	123,878

			3,904,019
Industrial Conglomerates — 0.5%
General Electric Co.:
6.75%, 03/15/32(f)		2,500	3,107,773
6.88%, 01/10/39		135	175,562
Smiths Group PLC, 3.63%, 10/12/22(b)		360	355,534
Vertiv Group Corp., 9.25%, 10/15/24(b)		381	401,955

			4,040,824
Insurance — 3.1%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25(b)		126	123,165
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,465,514
American International Group, Inc., 3.75%, 07/10/25(f)		3,380	3,363,672
Aon PLC:
3.88%, 12/15/25		1,445	1,459,506
4.60%, 06/14/44		500	516,818
Ardonagh Midco 3 PLC:
8.38%, 07/15/23	GBP	100	140,833
8.63%, 07/15/23(b)	USD	200	206,500
Assicurazioni Generali SpA (3 mo. Euribor + 7.11%), 7.75%, 12/12/42(h)	EUR	100	155,042
AssuredPartners, Inc., 7.00%, 08/15/25(b)	USD	33	33,743
AXA SA(3 mo. Euribor + 3.05%), 5.25%, 04/16/40(h)	EUR	500	671,916
Fidelity National Financial, Inc., 4.25%, 08/15/18	USD	73	224,570
Five Corners Funding Trust, 4.42%, 11/15/23(b)(f)		2,050	2,150,613
Groupama SA, 6.00%, 01/23/27	EUR	100	150,164
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	USD	1,860	1,986,842
HUB International Ltd., 7.88%, 10/01/21(b)		802	827,062
Liberty Mutual Group, Inc., 6.50%, 05/01/42(b)(f)		2,000	2,522,662
MetLife, Inc., 6.40%, 12/15/66		2,554	2,879,635
Muenchener Rueckversicherungs AG(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(h)	EUR	400	570,376
Nationwide Building Society, 4.13%, 10/18/32(b)(c)	USD	720	693,666
Prudential Financial, Inc.:
5.90%, 03/17/36		500	601,003
5.70%, 12/14/36(f)		1,625	1,955,543
Radian Group, Inc.:
5.25%, 06/15/20		28	28,980
4.50%, 10/01/24		177	176,611
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)		700	696,369
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)		41	41,513
Wayne Merger Sub LLC, 8.25%, 08/01/23(b)		625	650,000

			24,292,318
Internet Software & Services — 0.2%
Equinix, Inc.:
2.88%, 03/15/24(d)	EUR	100	122,000
2.88%, 10/01/25		100	120,856
5.88%, 01/15/26	USD	435	455,662

Security	Par (000)		Value
Internet Software & Services (continued)
Netflix, Inc.:
4.38%, 11/15/26	USD	115	$110,400
3.63%, 05/15/27	EUR	100	122,569
Symantec Corp., 5.00%, 04/15/25(b)	USD	124	125,807
United Group BV, 4.38%, 07/01/22	EUR	126	155,995
ZPG PLC, 3.75%, 07/15/23	GBP	100	136,228

			1,349,517
IT Services — 0.5%
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(b)	USD	270	278,999
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	982,495
First Data Corp.(b):
7.00%, 12/01/23		756	794,745
5.00%, 01/15/24		220	221,375
5.75%, 01/15/24		1,261	1,283,068
Gartner, Inc., 5.13%, 04/01/25(b)		141	144,525
WEX, Inc., 4.75%, 02/01/23(b)		382	384,626

			4,089,833
Leisure Products — 0.0%
Mattel, Inc.:
6.75%, 12/31/25(b)		218	221,815
6.20%, 10/01/40		48	44,640
5.45%, 11/01/41		28	24,640

			291,095
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,128,250

Machinery — 0.2%
Cleaver-Brooks, Inc., 7.88%, 03/01/23(b)		64	67,520
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	121,238
SPX FLOW, Inc.(b):
5.63%, 08/15/24	USD	115	117,013
5.88%, 08/15/26		213	218,857
Terex Corp., 5.63%, 02/01/25(b)		455	459,550
Wabash National Corp., 5.50%, 10/01/25(b)		176	174,240

			1,158,418
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33(b)		2,150	2,397,680

Media — 5.1%
21st Century Fox America, Inc., 7.63%, 11/30/28		385	495,056
Altice Financing SA(b):
6.63%, 02/15/23		200	199,750
7.50%, 05/15/26		607	611,552
Altice Luxembourg SA:
7.75%, 05/15/22(b)		642	598,665
6.25%, 02/15/25	EUR	100	113,802
Altice US Finance I Corp., 5.38%, 07/15/23(b)	USD	970	985,762
AMC Networks, Inc.:
5.00%, 04/01/24		114	114,285
4.75%, 08/01/25		206	199,563
Cablevision SA, 6.50%, 06/15/21(b)		222	232,117
Cablevision Systems Corp., 8.00%, 04/15/20		325	345,377
CBS Radio, Inc., 7.25%, 11/01/24(b)		53	54,579
CCO Holdings LLC/CCO Holdings Capital Corp.(b):
4.00%, 03/01/23		252	245,385
5.13%, 05/01/23		73	74,369
5.13%, 05/01/27		1,628	1,567,634
5.00%, 02/01/28		221	208,635
Cequel Communications Holdings I LLC/Cequel Capital Corp.(b):
5.13%, 12/15/21		562	558,966
7.75%, 07/15/25		960	1,022,400

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(f)	USD	4,700	$4,831,602
Clear Channel International BV, 8.75%, 12/15/20(b)		317	331,265
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,921	1,969,676
Series B, 7.63%, 03/15/20		443	442,446
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22(f)		2,600	3,303,006
Comcast Corp.:
6.45%, 03/15/37		790	1,011,471
4.60%, 08/15/45		2,000	2,085,777
CSC Holdings LLC:
10.13%, 01/15/23(b)		1,190	1,329,825
5.25%, 06/01/24		398	383,075
10.88%, 10/15/25(b)		764	901,520
Discovery Communications LLC:
3.25%, 04/01/23		1,850	1,798,282
3.45%, 03/15/25		210	200,880
DISH DBS Corp.:
6.75%, 06/01/21		350	359,625
5.88%, 07/15/22		470	458,250
5.00%, 03/15/23		264	242,550
5.88%, 11/15/24		36	33,750
7.75%, 07/01/26		534	525,990
DISH Network Corp., 3.38%, 08/15/26(j)		155	155,940
eircom Finance DAC, 4.50%, 05/31/22	EUR	100	124,989
GTT Communications, Inc., 7.88%, 12/31/24(b)	USD	159	165,261
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		64	68,880
5.25%, 08/01/26		324	315,900
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		185	172,281
5.50%, 08/01/23		325	268,531
9.75%, 07/15/25(b)		377	357,679
Interpublic Group of Cos., Inc., 3.75%, 02/15/23		2,000	2,009,947
LG Finance Co. Corp., 5.88%, 11/01/24(b)		57	59,542
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	100	131,760
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24(b)	USD	61	59,018
MDC Partners, Inc., 6.50%, 05/01/24(b)		228	227,430
Meredith Corp., 6.88%, 02/01/26(b)		110	113,438
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(b)		148	156,325
Numericable Group SA, 5.38%, 05/15/22	EUR	106	132,027
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(b)	USD	104	101,140
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(b)		43	42,893
SFR Group SA(b):
6.00%, 05/15/22		345	335,081
7.38%, 05/01/26		1,101	1,062,795
Sirius XM Radio, Inc., 5.00%, 08/01/27(b)		41	39,873
TCI Communications, Inc., 7.88%, 02/15/26(f)		610	782,810
TEGNA, Inc., 5.50%, 09/15/24(b)		45	46,238
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		200	193,000
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(b)		167	183,283
Time Warner, Inc., 6.10%, 07/15/40		830	960,445
Tribune Media Co., 5.88%, 07/15/22		16	16,320
Univision Communications, Inc.(b):
5.13%, 05/15/23		272	257,720
5.13%, 02/15/25		28	25,865

Security	Par (000)		Value
Media (continued)
UPCB Finance IV Ltd., 4.00%, 01/15/27	EUR	100	$126,841
Viacom, Inc., 5.85%, 09/01/43	USD	645	704,432
Videotron Ltd., 5.13%, 04/15/27(b)		222	223,971
Virgin Media Finance PLC, 5.75%, 01/15/25(b)		515	505,987
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	139,771
Virgin Media Secured Finance PLC:
5.25%, 01/15/26(b)	USD	303	296,940
4.88%, 01/15/27	GBP	100	137,326
6.25%, 03/28/29		100	146,607
Ziggo Bond Finance BV, 5.88%, 01/15/25(b)	USD	260	250,250
Ziggo Secured Finance BV, 5.50%, 01/15/27(b)		150	143,813

			39,079,236
Metals & Mining — 1.5%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(b)		121	127,958
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		131	127,889
CONSOL Mining Corp., 11.00%, 11/15/25(b)		266	284,620
Constellium NV(b):
5.75%, 05/15/24		582	586,365
5.88%, 02/15/26		269	271,690
First Quantum Minerals Ltd., 7.00%, 02/15/21(b)		435	448,594
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		759	751,410
4.00%, 11/14/21		121	120,395
3.55%, 03/01/22		530	515,584
3.88%, 03/15/23		774	750,780
5.40%, 11/14/34		278	271,050
5.45%, 03/15/43		647	624,355
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)		399	421,942
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		115	128,035
Kaiser Aluminum Corp., 5.88%, 05/15/24		74	77,537
Kinross Gold Corp.:
4.50%, 07/15/27(b)		82	79,540
6.88%, 09/01/41		53	61,083
Novelis Corp.(b):
6.25%, 08/15/24		823	841,517
5.88%, 09/30/26		602	606,515
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	100	125,033
Ovako AB, 5.00%, 10/05/22		100	124,206
Rio Tinto Finance USA PLC, 4.75%, 03/22/42	USD	400	443,521
Steel Dynamics, Inc.:
5.25%, 04/15/23		345	352,331
5.50%, 10/01/24		48	49,680
4.13%, 09/15/25		142	137,385
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(b)		193	201,202
Teck Resources Ltd.:
4.50%, 01/15/21		96	97,248
3.75%, 02/01/23		502	490,705
8.50%, 06/01/24(b)		1,096	1,219,300
5.20%, 03/01/42		312	301,860
5.40%, 02/01/43		188	186,120
thyssenKrupp AG, 1.38%, 03/03/22	EUR	75	92,324
United States Steel Corp.:
8.38%, 07/01/21(b)	USD	171	183,398
6.88%, 08/15/25		185	194,250
Vale Overseas Ltd., 6.25%, 08/10/26		237	267,265
VM Holdings SA, 5.38%, 05/04/27(b)		299	308,568

			11,871,255

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Multi-Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 07/15/19	USD	28	$28,070
6.88%, 10/15/21		459	462,442

			490,512
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(b)		145	87,725

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(b)		135	132,638

Oil, Gas & Consumable Fuels — 7.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24		79	84,135
Anadarko Petroleum Corp., 5.55%, 03/15/26		1,500	1,635,203
Andeavor Logistics LP, Series A, 6.88%(c)(i)		232	236,495
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		250	244,363
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		35	35,788
Antero Resources Corp.:
5.13%, 12/01/22		52	52,455
5.63%, 06/01/23		51	52,275
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(b)		139	148,035
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		195	198,412
California Resources Corp., 8.00%, 12/15/22(b)		195	154,537
Callon Petroleum Co., 6.13%, 10/01/24		261	266,220
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50%, 04/15/21		18	17,550
7.63%, 01/15/22		92	91,540
Canadian Natural Resources Ltd., 3.90%, 02/01/25		500	497,341
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		138	138,345
8.25%, 07/15/25		65	69,388
Cenovus Energy, Inc., 4.25%, 04/15/27(f)		400	390,873
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		178	199,182
5.88%, 03/31/25		384	406,080
5.13%, 06/30/27		473	478,321
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		124	125,240
Chesapeake Energy Corp.(b):
8.00%, 01/15/25		68	67,150
8.00%, 06/15/27(f)		523	501,426
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(b)		370	382,950
Citgo Holding, Inc., 10.75%, 02/15/20(b)		95	101,888
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		685	847,477
ConocoPhillips Co., 6.50%, 02/01/39		600	784,677
CONSOL Energy, Inc.:
5.88%, 04/15/22		1,321	1,328,431
8.00%, 04/01/23		48	50,820
Continental Resources, Inc.:
3.80%, 06/01/24		207	201,049
4.38%, 01/15/28(b)		250	243,750
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(b)		295	299,425
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		20	20,600
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		625	612,500
DCP Midstream LLC(b):
4.75%, 09/30/21		55	55,963

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
6.45%, 11/03/36	USD	128	$140,800
6.75%, 09/15/37		159	177,285
Denbury Resources, Inc., 9.25%, 03/31/22(b)		332	340,300
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,135,727
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		62	62,930
Diamondback Energy, Inc., 5.38%, 05/31/25		177	177,000
Eclipse Resources Corp., 8.88%, 07/15/23		45	45,225
Enbridge, Inc., 6.25%, 03/01/78(c)(d)		1,935	1,950,934
Endeavor Energy Resources LP/EER Finance, Inc.(b):
5.50%, 01/30/26		87	86,348
5.75%, 01/30/28		160	160,000
Energy Transfer Equity LP:
4.25%, 03/15/23		128	125,560
5.88%, 01/15/24		264	279,840
5.50%, 06/01/27		165	170,775
Energy Transfer LP:
4.75%, 01/15/26		1,250	1,269,523
5.30%, 04/15/47		540	519,687
Energy Transfer Partners LP, 4.05%, 03/15/25		500	491,332
Ensco Jersey Finance Ltd., 3.00%, 01/31/24		165	135,713
Ensco PLC, 7.75%, 02/01/26		223	210,735
Enterprise Products Operating LLC, 3.70%, 02/15/26		500	499,073
EOG Resources, Inc.:
4.15%, 01/15/26		1,000	1,033,573
5.10%, 01/15/36		200	219,896
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		6	5,580
9.38%, 05/01/24(b)		288	212,400
8.00%, 11/29/24(b)(f)		275	283,250
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		281	296,455
5.63%, 02/01/26		272	266,560
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		97	96,758
6.25%, 05/15/26		112	108,360
GNL Quintero SA, 4.63%, 07/31/29(b)		200	203,000
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(b)		350	364,875
Gulfport Energy Corp.:
6.63%, 05/01/23		115	118,163
6.00%, 10/15/24		68	66,810
6.38%, 05/15/25		63	62,134
6.38%, 01/15/26(b)		76	74,909
Halcon Resources Corp.:
6.75%, 02/15/25(b)		108	108,810
Series WI, 6.75%, 02/15/25		334	337,340
Hess Corp., 4.30%, 04/01/27		1,100	1,076,775
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(b)		243	243,000
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		131	128,081
Jones Energy Holdings LLC/Jones Energy Finance Corp., 9.25%, 03/15/23(b)		70	68,775
KeySpan Gas East Corp., 5.82%, 04/01/41(b)(f)		1,010	1,254,969
Kinder Morgan, Inc.:
4.30%, 06/01/25		1,750	1,765,917
5.05%, 02/15/46		1,750	1,715,869
Marathon Petroleum Corp., 6.50%, 03/01/41(f)		2,049	2,465,673
Matador Resources Co., 6.88%, 04/15/23		570	595,650
MEG Energy Corp.(b):
6.38%, 01/30/23		1	858
7.00%, 03/31/24		320	272,800
6.50%, 01/15/25		364	357,175

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
MidAmerican Energy Co., 5.80%, 10/15/36(f)	USD	1,500	$1,852,357
MidAmerican Energy Holdings Co., 5.95%, 05/15/37		1,750	2,183,675
Murphy Oil Corp.:
6.88%, 08/15/24		177	186,094
5.75%, 08/15/25		14	13,951
5.88%, 12/01/42		31	28,985
Nabors Industries, Inc.(b):
0.75%, 01/15/24		262	199,245
5.75%, 02/01/25		110	104,981
Newfield Exploration Co., 5.63%, 07/01/24		75	78,938
NGPL PipeCo LLC(b):
4.38%, 08/15/22		127	126,683
7.77%, 12/15/37		354	433,650
Noble Holding International Ltd.:
7.75%, 01/15/24(f)		187	170,871
7.88%, 02/01/26(b)		539	541,695
Oasis Petroleum, Inc.:
6.50%, 11/01/21		35	35,700
6.88%, 03/15/22		72	73,755
6.88%, 01/15/23		53	54,060
2.63%, 09/15/23		495	510,021
Paramount Resources Ltd., 6.88%, 06/30/23(b)		325	338,000
Parker Drilling Co., 7.50%, 08/01/20		43	39,668
Parsley Energy LLC/Parsley Finance Corp.(b):
6.25%, 06/01/24		48	49,680
5.38%, 01/15/25		209	206,910
5.25%, 08/15/25		52	51,220
5.63%, 10/15/27		61	60,504
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		143	148,005
PDC Energy, Inc.:
6.13%, 09/15/24		24	24,540
5.75%, 05/15/26(b)		125	123,400
Petrobras Global Finance BV:
8.75%, 05/23/26		222	260,572
6.00%, 01/27/28(b)		239	235,415
Petroleos Mexicanos(b):
5.38%, 03/13/22		27	28,215
6.50%, 03/13/27		148	158,193
5.35%, 02/12/28		123	120,909
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22		1,000	987,088
Precision Drilling Corp.:
7.75%, 12/15/23		50	52,750
7.13%, 01/15/26(b)		159	160,391
Range Resources Corp.:
5.88%, 07/01/22		244	247,660
5.00%, 08/15/22		53	52,205
5.00%, 03/15/23		88	86,020
4.88%, 05/15/25		24	22,980
Resolute Energy Corp., 8.50%, 05/01/20		279	278,651
Rockies Express Pipeline LLC(b):
5.63%, 04/15/20		565	586,894
6.88%, 04/15/40		229	268,502
Rowan Cos., Inc.:
4.88%, 06/01/22		50	47,000
4.75%, 01/15/24		64	55,680
7.38%, 06/15/25		326	321,925
RSP Permian, Inc.:
6.63%, 10/01/22		179	186,607
5.25%, 01/15/25		102	102,765
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	1,910,837
Sanchez Energy Corp.:
7.75%, 06/15/21		548	523,340

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
6.13%, 01/15/23	USD	128	$96,000
7.25%, 02/15/23(b)		110	111,375
SESI LLC, 7.13%, 12/15/21		60	61,200
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		197	192,567
SM Energy Co.:
6.50%, 11/15/21		50	50,750
6.50%, 01/01/23(f)		194	194,000
5.00%, 01/15/24		30	28,200
5.63%, 06/01/25		191	182,524
6.75%, 09/15/26		92	92,460
Southwestern Energy Co.:
6.70%, 01/23/25		70	68,600
7.50%, 04/01/26		124	125,240
7.75%, 10/01/27		162	165,240
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,282,664
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26		310	296,470
Sunoco LP/Sunoco Finance Corp.(b):
4.88%, 01/15/23		298	296,480
5.88%, 03/15/28		4	4,015
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b):
5.50%, 09/15/24		284	292,514
5.50%, 01/15/28		212	212,530
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		10	10,144
5.13%, 02/01/25		77	76,807
5.38%, 02/01/27		52	52,000
5.00%, 01/15/28(b)		278	270,007
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	529,086
Transocean, Inc., 7.50%, 01/15/26(b)		310	312,325
Weatherford International Ltd.:
6.50%, 08/01/36		75	57,000
7.00%, 03/15/38		124	98,580
5.95%, 04/15/42		128	92,160
Western Gas Partners LP, 5.38%, 06/01/21		1,425	1,491,341
Whiting Petroleum Corp., 6.63%, 01/15/26(b)		305	311,100
WildHorse Resource Development Corp., 6.88%, 02/01/25		100	102,500
Williams Cos., Inc., 5.75%, 06/24/44		647	687,437
Williams Partners LP:
3.90%, 01/15/25		1,150	1,141,410
4.00%, 09/15/25		750	747,657
WPX Energy, Inc.:
7.50%, 08/01/20		34	36,380
6.00%, 01/15/22		139	144,213
8.25%, 08/01/23		45	50,963
5.25%, 09/15/24		192	192,000
YPF SA, 8.50%, 07/28/25		370	410,811

			57,701,023
Oil: Crude Producers — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28		235	222,075

Paper & Forest Products — 0.2%
International Paper Co., 6.00%, 11/15/41		870	1,038,488
Norbord, Inc., 6.25%, 04/15/23(b)		120	128,286

			1,166,774
Pharmaceuticals — 2.0%
AbbVie, Inc.:
3.60%, 05/14/25		870	860,413
3.20%, 05/14/26		500	477,405

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Pharmaceuticals (continued)
4.45%, 05/14/46	USD	2,095	$2,090,666
Actavis Funding SCS:
3.80%, 03/15/25		3,250	3,206,808
4.55%, 03/15/35		2,140	2,135,322
Endo Finance LLC/Endo Finco, Inc.(b):
5.38%, 01/15/23		62	46,345
6.00%, 07/15/23		315	236,250
Forest Laboratories LLC, 5.00%, 12/15/21(b)		758	797,929
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(b)		108	115,560
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(b)		795	798,975
Mylan NV, 3.95%, 06/15/26		750	725,377
Nidda Healthcare Holding AG, 3.50%, 09/30/24	EUR	100	122,238
Synlab Bondco PLC, 6.25%, 07/01/22		100	127,222
Team Health Holdings, Inc., 6.38%, 02/01/25(b)(f)	USD	267	244,305
Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 03/31/23	EUR	100	108,579
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	225	219,532
Valeant Pharmaceuticals International, Inc.(b):
7.50%, 07/15/21		60	60,300
6.75%, 08/15/21		301	293,475
5.63%, 12/01/21		261	246,645
6.50%, 03/15/22		276	287,040
5.50%, 03/01/23		297	262,845
5.88%, 05/15/23		1,318	1,171,372
7.00%, 03/15/24		320	336,800
6.13%, 04/15/25		318	279,045
5.50%, 11/01/25		143	141,481

			15,391,929
Real Estate Investment Trusts (REITs) — 1.2%
ERP Operating LP, 4.50%, 06/01/45		1,155	1,204,617
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		102	103,530
HCP, Inc., 4.00%, 06/01/25(f)		2,000	2,007,150
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		67	65,828
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		48	48,180
iStar, Inc.:
4.63%, 09/15/20		25	25,125
6.00%, 04/01/22		96	96,480
5.25%, 09/15/22		112	110,040
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		1,182	1,222,779
4.50%, 09/01/26		364	346,710
NH Hotel Group SA, 3.75%, 10/01/23	EUR	128	163,382
Simon Property Group LP, 4.75%, 03/15/42	USD	1,670	1,781,989
Starwood Property Trust, Inc.:
5.00%, 12/15/21		345	352,763
4.75%, 03/15/25(b)		68	65,960
Trust F/1401, 6.95%, 01/30/44		476	499,205
Ventas Realty LP, 4.13%, 01/15/26		870	878,281
Ventas Realty LP/Ventas Capital Corp., 4.75%, 06/01/21		550	574,215

			9,546,234
Real Estate Management & Development — 0.7%
ADLER Real Estate AG, 2.13%, 02/06/24	EUR	100	121,292
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)	USD	124	125,550

Security	Par (000)		Value
Real Estate Management & Development (continued)
Howard Hughes Corp., 5.38%, 03/15/25(b)	USD	148	$145,965
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(b)(f)		4,600	4,342,113
Realogy Group LLC/Realogy Co-Issuer Corp.(b):
5.25%, 12/01/21		133	134,662
4.88%, 06/01/23		109	105,458
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	122,610

			5,097,650
Restaurants — 0.0%
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	136	135,789

Road & Rail — 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(b)(f)		261	260,348
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40(f)		1,890	2,322,397
CSX Corp., 4.75%, 05/30/42		350	369,410
EC Finance PLC, 2.38%, 11/15/22	EUR	100	123,660
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)	USD	146	145,270
Herc Rentals, Inc.(b):
7.50%, 06/01/22		254	271,780
7.75%, 06/01/24		82	89,355
Hertz Corp., 7.63%, 06/01/22(b)		288	295,920
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)		5,000	5,279,500
Loxam SAS, 3.50%, 05/03/23	EUR	100	125,667
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	72	73,620
5.50%, 07/15/25		93	95,790

			9,452,717
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		51	55,972
Analog Devices, Inc.:
3.90%, 12/15/25		470	475,938
3.50%, 12/05/26		345	336,876
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	2,732,635
Microchip Technology, Inc., 1.63%, 02/15/25		351	610,872
Micron Technology, Inc.:
5.25%, 01/15/24(b)		27	27,675
5.50%, 02/01/25		7	7,263
Series G, 3.00%, 11/15/43(j)		128	216,223
Microsemi Corp., 9.13%, 04/15/23(b)		14	15,505
NXP BV/NXP Funding LLC(b):
4.13%, 06/15/20		420	427,350
4.13%, 06/01/21		278	282,921
3.88%, 09/01/22		200	200,440
5.75%, 03/15/23		260	267,644
ON Semiconductor Corp., 1.00%, 12/01/20		383	535,754
QUALCOMM, Inc., 4.65%, 05/20/35		250	255,189
Sensata Technologies BV, 5.00%, 10/01/25(b)		312	314,340

			6,762,597
Software — 2.0%
ACI Worldwide, Inc., 6.38%, 08/15/20(b)		320	323,200
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		323	324,211
CA, Inc., 3.60%, 08/15/22		705	704,937
Citrix Systems, Inc., 0.50%, 04/15/19		99	131,612
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(b)		434	480,112
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 08/01/22(b)		31	31,078

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(b)(g)	USD	305	$310,337
Infor US, Inc., 6.50%, 05/15/22		1,096	1,120,660
Informatica LLC, 7.13%, 07/15/23(b)		492	501,594
Microsoft Corp., 3.50%, 11/15/42(f)		4,000	3,812,871
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		39	39,341
6.00%, 07/01/24		182	190,472
5.63%, 12/15/26		81	82,013
Oracle Corp., 5.38%, 07/15/40(f)		3,025	3,649,659
PTC, Inc., 6.00%, 05/15/24		125	131,406
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)(f)		135	140,590
RP Crown Parent LLC, 7.38%, 10/15/24(b)		210	218,925
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)		1,122	1,259,782
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(b)		210	221,288
TIBCO Software, Inc., 11.38%, 12/01/21(b)		553	602,870
Veritas US, Inc./Veritas Bermuda Ltd.(b):
7.50%, 02/01/23		400	406,000
10.50%, 02/01/24		400	382,000

			15,064,958
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		244	253,150
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		231	228,690
Group 1 Automotive, Inc.:
5.00%, 06/01/22		110	112,200
5.25%, 12/15/23(b)		13	13,325
Hexion US Finance Corp., 6.63%, 04/15/20		78	72,540
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,112,103
JC Penney Corp., Inc.:
8.13%, 10/01/19		28	29,365
6.38%, 10/15/36		14	9,450
7.40%, 04/01/37		39	28,080
L Brands, Inc.:
6.88%, 11/01/35		285	282,863
6.75%, 07/01/36		49	48,020
Lowe’s Cos, Inc., 4.38%, 09/15/45		1,000	1,027,804
Penske Automotive Group, Inc., 5.50%, 05/15/26		22	21,945
PetSmart, Inc., 5.88%, 06/01/25(b)		93	72,540
PVH Corp., 3.13%, 12/15/27	EUR	100	121,339
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	100	128,071

			4,561,485
Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc., 4.65%, 02/23/46(f)	USD	2,400	2,617,802
Dell International LLC/EMC Corp.(b):
4.42%, 06/15/21		20	20,420
7.13%, 06/15/24		438	471,398
6.02%, 06/15/26		110	117,442
8.35%, 07/15/46		45	57,010
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		1,500	1,554,863
Riverbed Technology, Inc., 8.88%, 03/01/23(b)		133	124,688
Western Digital Corp.:
7.38%, 04/01/23(b)		638	693,506
4.75%, 02/15/26		617	621,627

			6,278,756
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	54	70,419
Springs Industries, Inc., 6.25%, 06/01/21	USD	36	36,630

			107,049
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	140,492

Security	Par (000)		Value
Thrifts & Mortgage Finance (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b):
5.25%, 03/15/22	USD	23	$23,173
5.25%, 10/01/25		209	203,252

			366,917
Tobacco — 1.5%
Altria Group, Inc.:
9.95%, 11/10/38		516	849,341
10.20%, 02/06/39		894	1,504,403
5.38%, 01/31/44(f)		4,030	4,616,522
3.88%, 09/16/46		1,250	1,162,539
Reynolds American, Inc.:
4.45%, 06/12/25		635	653,693
7.00%, 08/04/41		1,000	1,289,860
5.85%, 08/15/45		1,500	1,746,499

			11,822,857
Transportation Infrastructure — 0.3%
CEVA Group PLC, 7.00%, 03/01/21(b)		310	305,350
I 595 Express LLC, 3.31%, 12/31/31(e)(l)		889	837,770
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26(b)		490	469,374
Rumo Luxembourg Sarl, 7.38%, 02/09/24(b)		370	396,603
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(b)		580	585,026

			2,594,123
Utilities — 0.2%
AES Argentina Generacion SA, 7.75%, 02/02/24(b)		370	391,334
AES Panama SRL, 6.00%, 06/25/22(b)		228	236,550
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	100	124,245
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)	USD	370	405,150
Stoneway Capital Corp., 10.00%, 03/01/27(b)(f)		530	584,988

			1,742,267
Wireless Telecommunication Services — 1.6%
CoreCivic, Inc., 4.75%, 10/15/27		120	114,600
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		356	358,670
5.38%, 03/15/27		35	35,088
Digicel Group Ltd., 8.25%, 09/30/20(b)		223	209,062
Digicel Ltd., 6.00%, 04/15/21(b)		1,550	1,489,937
GEO Group, Inc.:
5.13%, 04/01/23		278	276,610
6.00%, 04/15/26		40	39,862
Matterhorn Telecom SA(3 mo. Euribor + 3.25%), 3.25%, 02/01/23(a)	EUR	15	17,433
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(b)	USD	152	145,540
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,173,745
SBA Communications Corp., 4.88%, 09/01/24		112	110,600
Sprint Capital Corp.:
6.90%, 05/01/19		140	144,948
8.75%, 03/15/32		621	673,785
Sprint Communications, Inc., 7.00%, 03/01/20(b)		776	819,650
Sprint Corp.:
7.88%, 09/15/23		711	735,885
7.13%, 06/15/24		1,000	993,100
7.63%, 02/15/25(f)		707	707,000
7.63%, 03/01/26		216	215,212
T-Mobile USA, Inc.:
4.00%, 04/15/22		132	132,000

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Wireless Telecommunication Services (continued)
6.00%, 03/01/23	USD	205	$213,200
6.50%, 01/15/24		240	251,400
6.00%, 04/15/24		306	318,240
6.38%, 03/01/25		37	39,035
4.50%, 02/01/26		249	244,331
4.75%, 02/01/28		312	304,319
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		287	267,627
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		100	110,861
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(b)(g)		83	86,549

			12,228,289

Total Corporate Bonds — 71.4% (Cost — $530,888,870)			551,268,539

Floating Rate Loan Interests(l) — 2.0%

Aerospace & Defense — 0.1%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.75% 1.00% Floor), 5.40%, 08/18/24		330	331,870
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 9.00% 1.00% Floor), 10.75%, 04/28/22		40	40,533

			372,403
Air Freight & Logistics — 0.0%
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 03/19/21(e)		18	17,811
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		18	18,163
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		3	2,710
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 7.27%, 03/19/21		26	25,815
XPO Logistics, Inc., 2018 Term Loan B, 02/23/25(m)		95	94,919

			159,418
Auto Components — 0.0%
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.69%, 05/16/24		56	55,760

Banks — 0.0%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.02%, 11/01/24		71	70,956

Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.69%, 01/31/24		81	81,119
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 06/28/24		35	35,372
H.B. Fuller Co., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.84%, 10/20/24		188	189,353
Invictus:
1st Lien Term Loan, 01/24/25(m)		76	76,862
2nd Lien Term Loan, 01/23/26(m)		42	42,289
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 8.94%, 02/08/25		56	56,008
WR Grace & Co. (m):
Term Loan B1, 02/12/25		64	64,144
Term Loan B2, 02/12/25		110	110,203

			655,350

Security	Par (000)		Value
Commercial Services & Supplies — 0.0%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.65%, 08/04/25	USD	43	$44,043
Convergint Technologies LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.66%, 02/03/25		38	38,453
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.65%, 10/10/24		144	144,909

			227,405
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 6.01%, 06/21/24		1,074	1,081,918

Diversified Consumer Services — 0.0%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 07/12/24		41	41,034
Laureate Education, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50% 1.00% Floor), 5.15%, 04/26/24		147	147,620

			188,654
Diversified Financial Services — 0.1%
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.94%, 04/29/24		486	484,736

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 01/31/25		516	506,841
MTN Infrastructure TopCo, Inc., MTN Topco Term Loan, 11/17/24(m)		41	41,185

			548,026
Electrical Equipment — 0.0%
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.44%, 04/01/24		162	162,655
Generac Power Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 05/31/23		111	111,231

			273,886
Energy Equipment & Services — 0.1%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00% 1.00% Floor), 7.59%, 03/01/24		194	194,646
GrafTech Finance, Inc., 2018 Term Loan B, (OR + 3.50% 1.00% Floor), 5.08%, 02/12/25(e)		121	120,849
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75% 1.00% Floor), 9.33%, 11/08/22		420	436,275
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 3.95%, 07/13/20		176	173,619

			925,389
Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 10/10/23		41	40,960
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.10%, 10/30/22		190	189,050

			230,010
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 06/08/20		498	493,715
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00% 1.00% Floor), 6.65%, 06/15/21		512	520,963
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 06/30/21		20	19,944

			1,034,622

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services — 0.1%
Quorum Health Corporation, Term Loan B, 04/29/22(m)	USD	97	$99,138
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 02/06/24		227	220,429

			319,567
Health Care Technology — 0.0%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 03/01/24		189	189,331
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 03/07/24		22	22,148

			211,479
Hotels, Restaurants & Leisure — 0.1%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 12/22/24		302	303,851
Cineworld Ltd., 2018 Term Loan, 02/18/25(m)		180	179,730
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.83%, 02/05/25		61	61,567

			545,148
Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.58%, 11/30/23		217	217,715
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00% 1.00% Floor), 6.55%, 11/28/21		114	115,760

			333,475
Insurance — 0.1%
Genworth Financial, Inc., Term Loan, 02/25/23(m)		88	89,100
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 5.44%, 03/01/21		230	230,000
2nd Lien Term Loan, (1 mo. LIBOR + 5.75% 1.00% Floor), 5.44%, 02/28/22		96	96,420

			415,520
IT Services — 0.0%
Access CIG LLC(m):
2018 2nd Lien Delayed Draw Term Loan, 02/13/26		3	2,619
2018 2nd Lien Term Loan, 02/02/26		14	14,360
2018 Delayed Draw Term Loan, 02/14/25		9	8,693
2018 1st Lien Term Loan, 02/02/25(m)		41	41,652
Peak 10 Holding Corp. :
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.19%, 08/01/24		102	101,948
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 9.02%, 08/01/25		43	43,150
WEX, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.25%), 3.90%, 06/30/23		71	71,444

			283,866
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/30/24		62	61,977

Machinery — 0.0%
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 08/05/24		38	38,047

Security	Par (000)		Value
Media — 0.4%
Charter Communications Operating LLC, 2017 Term Loan A2, 7.27%, 03/31/23	USD	962	$960,797
CSC Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.14%, 01/25/26		102	102,085
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.71%, 11/27/23		64	63,905
2017 Term Loan B4, (3 mo. LIBOR + 4.50% 1.00% Floor), 6.46%, 01/14/24		161	163,932
2017 Term Loan B5, (Fixed + 6.63%), 6.63%, 01/14/24		1,138	1,140,979
Lamar Media Corp., 2018 Term Loan B, 02/16/25(m)		69	69,345
PSAV Holdings LLC(m):
2018 1st Lien Term Loan, 02/21/25		91	91,228
2018 2nd Lien Term Loan, 08/22/25(e)		74	74,185
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.09%, 01/15/26		224	224,653

			2,891,109
Multiline Retail — 0.0%
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.83%, 10/25/20		187	158,034

Oil, Gas & Consumable Fuels — 0.3%
BCP Renaissance Parent LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 5.77%, 10/31/24		141	142,150
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.34%, 12/31/22		496	501,580
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50% 1.00% Floor), 9.44%, 08/23/21		1,005	1,069,969
CONSOL Energy, Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 6.00% 1.00% Floor), 7.99%, 10/26/22		19	19,412
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 4.44%, 02/17/25		116	116,073
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 10/30/24(e)		78	78,195
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87% 1.00% Floor), 8.52%, 12/12/21(e)		189	189,000

			2,116,379
Professional Services — 0.0%
Information Resources, Inc., 1st Lien Term Loan, (OR + 4.25% 1.00% Floor), 6.19%, 01/18/24		49	48,921

Software — 0.2%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 09/19/24		22	21,886
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 8.69%, 09/19/25		21	21,656
BMC Software Finance, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.90%, 09/10/22		91	91,266
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 04/27/24		75	75,305
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75% 1.00% Floor), 8.40%, 04/27/25		23	23,357
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.75%), 5.02%, 05/28/24		305	305,812
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25% 1.00% Floor), 10.02%, 11/01/24		353	361,605
Mitchell International, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 11/29/24		96	95,901

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.94%, 11/20/25	USD	101	$101,606
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.65%, 05/01/24		92	92,382

			1,190,776
Specialty Retail — 0.0%
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 11/07/24		85	85,425

Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25% 1.00% Floor), 6.94%, 08/12/22(e)		185	185,629

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.83%, 01/02/25		92	92,384

Transportation — 0.0%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.67%, 06/15/23(e)		33	33,495

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 4.47%, 11/28/24(e)		55	55,343

Wireless Telecommunication Services — 0.0%
Syniverse Holdings, Inc., 2018 Term Loan, 02/08/23(m)		74	74,578
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.25%), 3.60%, 12/20/24		170	170,615

			245,193

Total Floating Rate Loan Interests — 2.0% (Cost — $15,479,691)			15,620,300

Foreign Agency Obligations — 4.5%
Argentine Republic Government International Bond:
5.63%, 01/26/22		414	421,659
7.50%, 04/22/26		3,875	4,138,500
6.88%, 01/26/27		969	984,514
5.88%, 01/11/28		158	147,651
7.63%, 04/22/46		3,121	3,096,032
Bahrain Government International Bond, 6.75%, 09/20/29(b)		230	218,787
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/18(n)	BRL	1,000	301,542
Brazilian Government International Bond, 6.00%, 04/07/26	USD	786	860,277
Cyprus Government International Bond, 4.63%, 02/03/20(b)	EUR	1,210	1,603,847
Egypt Government International Bond:
5.75%, 04/29/20	USD	941	970,284
8.50%, 01/31/47(b)		291	325,786
Iceland Government International Bond, 5.88%, 05/11/22(f)		3,555	3,961,825
Indonesia Government International Bond, 4.75%, 01/08/26		580	604,683
Italian Government International Bond, 5.38%, 06/15/33		2,925	3,320,866
Lebanon Government International Bond, 6.85%, 03/23/27		577	543,822
Mexican Bonos:
8.00%, 06/11/20	MXN	3,100	165,913
7.50%, 06/03/27		5,100	267,831

Security	Par (000)		Value
Foreign Agency Obligations (continued)
Portugal Government International Bond, 5.13%, 10/15/24(b)(f)	USD	3,970	$4,212,091
Republic of South Africa Government International Bond:
5.50%, 03/09/20		188	195,144
5.88%, 05/30/22		672	724,087
4.88%, 04/14/26		288	288,685
5.65%, 09/27/47		200	197,020
Russian Federal Bond — OFZ:
6.40%, 05/27/20	RUB	24,900	442,608
7.05%, 01/19/28		51,400	921,110
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26(b)	USD	400	419,488
4.25%, 06/23/27		1,200	1,211,342
Saudi Government International Bond, 3.63%, 03/04/28		691	657,486
Slovenia Government International Bond, 5.85%, 05/10/23(b)		864	968,039
Turkey Government International Bond:
7.00%, 06/05/20		674	716,826
5.63%, 03/30/21		567	589,364
5.13%, 03/25/22		739	756,736
6.25%, 09/26/22		200	213,350
7.38%, 02/05/25		211	236,531
6.00%, 03/25/27		282	288,881

Total Foreign Agency Obligations — 4.5% (Cost — $34,449,289)			34,972,607

Municipal Bonds — 3.1%

California — 0.9%
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 06/01/40		1,900	2,415,033
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 04/01/39		280	421,582
7.63%, 03/01/40		1,720	2,584,024
University of California, RB, Build America Bonds, 5.95%, 05/15/45		885	1,106,551

			6,527,190
Georgia — 0.3%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 04/01/57		2,000	2,362,800

Illinois — 0.2%
State of Illinois, GO, Pension, 5.10%, 06/01/33		2,000	1,885,660

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 01/15/40		2,535	3,169,460

New York — 1.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 06/15/43		930	1,018,015
Series GG, Build America Bonds, 5.72%, 06/15/42		1,390	1,796,088
Water & Sewer System, Series EE, 5.38%, 06/15/43		770	840,055
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		1,295	1,920,252
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 03/15/39		1,100	1,327,590

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
New York (continued)
5.60%, 03/15/40	USD	1,900	$2,331,490
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	961,366

			10,194,856

Total Municipal Bonds — 3.1% (Cost — $20,472,799)			24,139,966

Non-Agency Mortgage-Backed Securities — 9.1%
Collateralized Mortgage Obligations — 0.5%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 03/25/37		587	526,031
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,147	1,141,853
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 1.78%, 03/20/47(a)		860	730,014
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 3.76%, 06/19/35(c)		311	303,526
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		55	92,893
Series 2007-4F, Class 3A1, 6.00%, 07/25/37		191	175,098
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		75	62,710
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 3.72%, 05/25/36(c)		571	533,523
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 1.97%, 05/25/47(a)		206	196,108

			3,761,756
Commercial Mortgage-Backed Securities — 8.5%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(b)(c)		4,170	4,129,359
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.10%, 09/10/46(c)		7,183	7,665,554
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,618	1,677,362
Commercial Mortgage Trust:
Series 2013-300P, Class A1, 4.35%, 08/10/30(b)		1,330	1,394,615
Series 2013-CR11, Class B, 5.16%, 08/10/50(c)		7,000	7,415,316
Series 2013-LC6, Class B, 3.74%, 01/10/46		1,390	1,376,537
Series 2015-3BP, Class A, 3.18%, 02/10/35(b)		7,570	7,444,313
Series 2015-CR22, Class C, 4.12%, 03/10/48(c)		5,000	4,876,834
Series 2015-LC19, Class C, 4.26%, 02/10/48(c)		3,500	3,474,809
Core Industrial Trust, Series 2015-TEXW, Class D, 3.85%, 02/10/34(b)(c)		4,585	4,601,954
CSAIL Commercial Mortgage Trust, Series 2015-C1(c):
Class B, 4.04%, 04/15/50		1,110	1,116,230
Class C, 4.30%, 04/15/50		1,000	989,353
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/34(b)(c)		6,170	6,149,535
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 02/10/46(b)		2,505	2,495,112
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 2.85%, 10/06/38(b)(c)		4,800	4,550,707
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(c)		3,200	3,090,951
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 08/15/45		1,395	1,430,863
Class C, 4.89%, 08/15/45(c)		1,795	1,825,692

			65,705,096

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 0.84%, 07/10/48(c)	USD	19,166	$748,558

Total Non-Agency Mortgage-Backed Securities — 9.1% (Cost — $70,193,478)			70,215,410

Preferred Securities – 12.8%

Capital Trusts — 11.6%
Auto Components — 0.0%
General Motors Financial Co., Inc., Series A, 5.75%(c)(i)		264	267,670

Banks — 3.4%
ABN AMRO Bank NV, 5.75%(h)(i)		200	267,790
Banco Bilbao Vizcaya Argentaria SA, 6.13%(c)(f)(i)		2,000	2,035,000
Banco Santander SA, 6.25%(h)(i)		100	127,795
BNP Paribas SA, 7.20%(b)(h)(i)		2,000	2,265,000
Capital One Financial Corp., Series E, 5.55%(h)(i)		3,500	3,606,050
CIT Group, Inc., Series A, 5.80%(h)(i)		163	164,630
Citigroup, Inc.(h)(i):
Series M, 6.30%		4,000	4,210,800
Series P, 5.95%		2,200	2,286,900
Series Q, 5.95%		100	103,580
Series R, 6.13%		605	639,412
Cooperatieve Rabobank UA, 6.63%(h)(i)		200	281,286
Credit Agricole SA(b)(h)(i):
6.63%		1,400	1,452,500
7.88%		1,000	1,116,250
Intesa Sanpaolo SpA, 7.00%(h)(i)		200	271,094
Nordea Bank AB, 6.13%(b)(h)(i)		2,960	3,109,480
Wells Fargo & Co.(h)(i):
Series S, 5.90%		3,450	3,600,938
Series U, 5.88%		525	558,143

			26,096,648
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series P, 5.00%(c)(i)		545	530,078
Morgan Stanley, Series H, 5.45%(h)(i)		2,627	2,686,107
State Street Corp., Series F, 5.25%(h)(i)		2,000	2,075,000

			5,291,185
Chemicals — 0.0%
Solvay Finance SA, 5.12%(h)(i)		100	136,335

Diversified Financial Services — 5.0%
ATF Netherlands BV, 3.75%(h)(i)		100	128,389
Bank of America Corp.(h)(i):
Series AA, 6.10%		300	318,000
Series V, 5.13%		385	389,331
Series X, 6.25%		4,620	4,967,424
Bank of New York Mellon Corp.(h)(i):
Series D, 4.50%(f)		8,400	8,190,000
Series E, 4.95%		2,000	2,047,500
Barclays PLC, 7.25%(h)(i)		200	300,464
Credit Suisse Group AG, 6.25%(h)(i)		200	210,440
HBOS Capital Funding LP, 6.85%(i)		100	102,016
HSBC Holdings PLC, 6.00%(h)(i)		435	444,352
JPMorgan Chase & Co.(h)(i):
Series 1, 7.90%		7,000	7,061,250
Series Q, 5.15%		3,000	3,020,100
Series U, 6.13%		500	528,500
Series V, 5.00%		6,710	6,743,550
Series X, 6.10%		160	169,840
Royal Bank of Scotland Group PLC, 8.63%(h)(i)		200	221,000

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services (continued)
Societe Generale SA(b)(f)(h)(i):
6.00%	USD	3,000	$3,065,700
7.88%		1,000	1,112,500

			39,020,356
Diversified Telecommunication Services — 0.1%
SoftBank Group Corp., 6.00%(h)(i)		215	207,475
Telefonica Europe BV, 4.20%(h)(i)		200	257,405

			464,880
Electric Utilities — 0.6%
ComEd Financing III, 6.35%(h)(i)		300	320,250
Electricite de France SA, 5.25%(b)(h)(i)		4,200	4,212,600
Gas Natural Fenosa Finance BV, 4.13%(h)(i)		100	130,693

			4,663,543
Industrial Conglomerates — 0.3%
General Electric Co., Series D, 5.00%(h)(i)		2,131	2,104,363

Insurance — 1.5%
Allstate Corp.(h):
5.75%		2,000	2,135,000
6.50%		4,100	4,879,000
Voya Financial, Inc., 5.65%(h)		4,500	4,635,000

			11,649,000

Total Capital Trusts — 11.6% (Cost — $86,744,047)			89,693,980

		Shares
Preferred Stocks — 1.1%
Banks — 0.4%
Wells Fargo & Co.(i):
Series Q, 5.85%(h)		75,000	1,991,250
Series Y, 5.63%		50,000	1,248,500

			3,239,750
Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(i)		92,000	2,435,240
Morgan Stanley, Series K, 5.85%(h)(i)		66,567	1,770,016
SCE Trust III, Series H, 5.75%(h)(i)		25,314	670,568

			4,875,824
Machinery — 0.1%
Stanley Black & Decker, Inc., 5.38%(h)(i)		2,500	294,625

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25%(c)(i)		10,000	70,500

Total Preferred Stocks — 1.1% (Cost — $8,114,477)			8,480,699

Trust Preferred – 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88, 10/30/40(h)		29,583	805,545

Total Trust Preferred — 0.1% (Cost — $779,529)			805,545

Total Preferred Securities — 12.8%			98,980,224

		Par (000)		Value
U.S. Government Sponsored Agency Securities — 14.6%

Agency Obligations — 1.5%
Fannie Mae, 5.63%, 07/15/37(f)	USD	1,600		$2,128,176
Federal Home Loan Bank(f):
5.25%, 12/09/22		1,375		1,527,989
5.37%, 09/09/24		2,175		2,505,661
Residual Funding Corp., 0.00%, 04/15/30(m)		6,055		4,049,329
Resolution Funding Corp., 0.00%, 07/15/18 — 10/15/18(m)		1,050		1,039,287

				11,250,442
Collateralized Mortgage Obligations — 4.1%
Fannie Mae Mortgage-Backed Securities:
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,580,542
Series 2005-5, Class PK, 5.00%, 12/25/34		85		85,956
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 22.39%, 08/25/21(a)		2		2,552
Series G-49, Class S, (1 mo. LIBOR + 1034.80%), 866.25%, 12/25/21(a)		—	(o)	6
Series G-17, Class S, 914.37%, 06/25/21(c)		—	(o)	—
Series G-07, Class S, (1 mo. LIBOR + 1144.57%), 961.77%, 03/25/21(a)		—	(o)	68
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(o)	—
Series 1991-46, Class S, (1 mo. LIBOR + 2519.00%), 2,147.86%, 05/25/21(a)		—	(o)	—
Freddie Mac Mortgage-Backed Securities:
Series 4350, Class DY, 4.00%, 06/15/44		2,830		2,901,922
Series 4480, Class ZX, 4.00%, 11/15/44		6,118		6,107,169
Series 4549, Class TZ, 4.00%, 11/15/45		2,681		2,760,943
Series 4398, Class ZX, 4.00%, 09/15/54		8,796		9,047,727
Series 0173, Class R, 9.00%, 11/15/21(e)		—	(o)	—
Series 0173, Class RS, 11.10%, 11/15/21(c)(e)		—	(o)	2
Series 1057, Class J, 1,008.00%, 03/15/21		—	(o)	—
Series 0192, Class U, 1,009.03%, 02/15/22(c)		—	(o)	—
Ginnie Mae Mortgage-Backed Securities, Series 2014-72, Class MQ, 4.00%, 02/20/44		8,858		8,939,211

				31,426,098
Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac, Series K013, Class A2, 3.97%, 01/25/21(c)		1,870		1,930,079

Interest Only Collateralized Mortgage Obligations — 0.6%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(a)		31		703
Series 2012-96, Class DI, 4.00%, 02/25/27		4,563		360,464
Series 2012-47, Class NI, 4.50%, 04/25/42		4,380		1,019,857
Series G92-05, Class H, 9.00%, 01/25/22		—	(o)	8
Series 094, Class 2, 9.50%, 08/25/21		—	(o)	17
Series 1990-136, Class S, 18.46%, 11/25/20(a)		1		1
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(o)	—
Series 1991-099, Class L, 930.00%, 08/25/21		—	(o)	—
Series G-10, Class S, 930.47%, 05/25/21(a)		—	(o)	—
Series G-12, Class S, (1 mo. LIBOR + 1175.53%), 986.90%, 05/25/21(a)		—	(o)	—
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(o)	—
Freddie Mac Mortgage-Backed Securities:
Series K707, Class X1, 1.51%, 12/25/18(c)		4,619		35,500
Series 2611, Class QI, 5.50%, 09/15/32		224		5,553
Series 1254, Class Z, 8.50%, 04/15/22		13		1,775
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 37.86%, 02/15/21(a)		1		1
Series 1054, Class I, (1 mo. LIBOR + 881.40%), 743.22%, 03/15/21(a)		—	(o)	—

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

		Par (000)		Value
Interest Only Collateralized Mortgage Obligations (continued)
Series 1148, Class E, (1 mo. LIBOR + 1196.85%), 1,009.67%, 10/15/21(a)	USD	—	(o)	$—
Series 0176, Class M, 1,010.00%, 07/15/21		—	(o)	—
Series 1056, Class KD, 1,084.50%, 03/15/21		—	(o)	—
Series 0019, Class R, 6,696.22%, 03/15/20(c)(e)		—	(o)	—
Ginnie Mae Mortgage-Backed Securities(a):
Series 2009-78, Class SD, (1 mo. LIBOR + 6.20%), 4.61%, 09/20/32		4,908		475,159
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.88%, 12/16/39		1,762		225,063
Series 2011-52, Class NS, (1 mo. LIBOR + 6.67%), 5.08%, 04/16/41		14,036		2,203,058

				4,327,159
Mortgage-Backed Securities — 8.2%
Fannie Mae Mortgage-Backed Securities(f):
3.00%, 8/01/43		9,576		9,345,490
4.00%, 12/01/41 — 04/01/56		31,006		32,024,864
4.50%, 07/01/41 — 07/01/55		17,600		18,593,492
5.00%, 8/01/34		1,748		1,887,144
5.50%, 6/01/38		839		920,460
6.00%, 12/01/38		707		788,372
Freddie Mac Mortgage-Backed Securities, 6.00%, 09/01/18 — 12/01/18		7		6,576
Ginnie Mae Mortgage-Backed Securities:
5.50%, 8/15/33		56		60,324
8.00%, 7/15/24		—	(o)	89

				63,626,811
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities (m):
Series 1993-51, Class E, 0.00%, 02/25/23		6		5,414
Series 203, Class 1, 0.00%, 02/25/23		2		1,638
Series 1993-70, Class A, 0.00%, 05/25/23		1		907
Series 0228, Class 1, 0.00%, 06/25/23		1		1,312

				9,271

Total U.S. Government Sponsored Agency Securities — 14.6% (Cost — $113,229,425)				112,569,860

U.S. Treasury Obligations — 15.6%
U.S. Treasury Bonds(f):
3.00%, 11/15/44		61,400		60,006,508
2.50%, 02/15/46		66,500		58,668,066
U.S. Treasury Notes, 2.75%, 11/15/47(f)		2,000		1,852,969

Total U.S. Treasury Obligations — 15.6% (Cost — $132,027,630)				120,527,543

Total Long-Term Investments — 145.7% (Cost — $1,107,839,377)				1,125,302,204

		Shares	Value
Short-Term Securities — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.29%(p)(q)	USD	2,711,662	$2,711,662
Total Short-Term Securities — 0.4% (Cost — $2,711,662)			2,711,662

Options Purchased — 0.5% (Cost — $4,020,844)			3,494,413

Total Investments Before Options Written — 146.6% (Cost — $1,114,571,883)			1,131,508,279

Options Written — (0.7)% (Premiums Received — $3,581,260)			(5,205,701)

Total Investments, Net of Options Written — 145.9% (Cost — $1,110,990,623)			1,126,302,578
Liabilities in Excess of Other Assets — (45.9)%			(354,127,931)

Net Assets — 100.0%			$772,174,647

(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	When-issued security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	Convertible security.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Zero-coupon bond.
(o)	Amount is less than $500.
(p)	Annualized 7-day yield as of period end.

(q)	During the six months ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,374,729	(1,663,067)	2,711,662	$2,711,662	$43,782	$36	$—

(a)	Includes net capital gain distributions, if applicable.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas Securities Corp.	1.44%	12/29/16	Open	$60,555,750	$61,315,153	U.S. Treasury Obligations	Open/Demand
Deutsche Bank AG	1.43	02/27/17	Open	22,562,500	22,822,677	U.S. Treasury Obligations	Open/Demand
BNP Paribas Securities Corp.	1.86	06/15/17	Open	802,000	811,491	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	3,648,000	3,688,179	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	3,665,000	3,705,366	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	8,069,000	8,157,871	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.75	06/19/17	Open	3,945,000	3,988,450	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.00	06/19/17	Open	3,823,000	3,871,849	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	3,329,300	3,368,083	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	2,586,000	2,616,124	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	3,558,938	3,600,395	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	2,472,500	2,501,302	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	3,251,250	3,289,123	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	3,080,000	3,115,879	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	7,128,138	7,211,172	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	3,660,000	3,702,635	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	3,315,000	3,353,616	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/19/17	Open	4,634,500	4,688,487	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	1.46	06/20/17	Open	28,687,500	28,945,767	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,930,000	1,952,312	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,807,500	1,828,396	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,555,750	1,573,735	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	2,091,000	2,115,173	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,641,500	1,660,477	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	4,850,000	4,906,069	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	2,480,000	2,508,670	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	2,300,003	2,326,592	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	2,286,900	2,313,338	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,867,500	1,886,697	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	3,306,250	3,344,472	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	1,928,180	1,950,471	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	06/21/17	Open	2,002,725	2,025,878	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	06/27/17	Open	1,220,838	1,233,748	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	06/27/17	Open	590,200	596,442	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	06/27/17	Open	2,544,013	2,570,916	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	06/27/17	Open	1,564,875	1,581,424	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	06/27/17	Open	2,370,000	2,395,064	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	08/30/17	Open	3,509,000	3,538,717	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	08/30/17	Open	1,901,250	1,917,351	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	08/30/17	Open	2,154,375	2,172,620	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	08/30/17	Open	2,227,500	2,246,364	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.20	09/12/17	Open	6,960,000	7,027,087	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	09/29/17	Open	1,584,000	1,595,386	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	09/29/17	Open	1,644,750	1,656,573	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	09/29/17	Open	1,850,000	1,863,298	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	09/29/17	Open	3,885,700	3,913,631	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.92	10/05/17	Open	4,135,000	4,164,978	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.92	10/05/17	Open	5,225,000	5,262,880	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.00	10/05/17	Open	4,604,000	4,638,882	Corporate Bonds	Open/Demand
Citigroup Global Market, Inc.	0.00	11/01/17	Open	225,000	224,911	Corporate Bonds	Open/Demand
Citigroup Global Market, Inc.	0.50	11/01/17	Open	195,435	195,035	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	11/03/17	Open	134,048	134,215	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	11/16/17	Open	118,294	118,123	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.52	12/14/17	Open	1,311,750	1,316,359	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	1.52	12/14/17	Open	797,125	799,926	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	1.52	12/14/17	Open	1,409,169	1,414,120	U.S. Government Sponsored Agency Securities	Open/Demand
UBS Securities LLC	1.80	12/14/17	Open	3,804,917	3,819,375	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	1.85	12/14/17	Open	3,875,514	3,890,650	Foreign Agency Obligations	Open/Demand
UBS Securities LLC	2.00	12/14/17	Open	341,325	342,766	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
UBS Securities LLC	2.00%	12/14/17	Open	$2,654,718	$2,665,926	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(0.15)	01/08/18	Open	219,313	219,266	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(0.30)	01/08/18	Open	157,620	157,553	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(0.50)	01/08/18	Open	2,358,750	2,357,079	Capital Trusts	Open/Demand
J.P. Morgan Securities LLC	0.60	01/08/18	Open	149,623	149,750	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.00	01/09/18	Open	165,241	165,471	Corporate Bonds	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.46	01/22/18	Open	761,063	762,218	U.S. Government Sponsored Agency Securities	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.46	01/22/18	Open	1,263,125	1,265,043	U.S. Government Sponsored Agency Securities	Open/Demand
Deutsche Bank AG	(0.75)	01/25/18	Open	71,000	70,950	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/30/18	Open	2,590,750	2,594,590	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/30/18	Open	8,151,615	8,163,698	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/30/18	Open	8,404,995	8,417,453	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.84	01/30/18	Open	7,171,075	7,181,704	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)	02/01/18	Open	138,679	138,604	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.52	02/01/18	Open	856,832	856,832	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	2,637,000	2,638,805	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	2,379,000	2,380,628	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	9,079,000	9,085,214	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	7,581,993	7,592,905	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	1,844,000	1,845,262	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	890,000	890,609	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	2,064,000	2,065,413	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	5,008,000	5,011,428	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	18,940,000	18,952,963	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	7,890,000	7,895,400	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	760,000	760,520	U.S. Government Sponsored Agency Securities	Up to 30 days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	2,785,000	2,786,906	U.S. Government Sponsored Agency Securities	Up to 30 days
J.P. Morgan Securities LLC	0.00	02/13/18	Open	211,410	211,410	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.30	02/13/18	Open	398,788	398,837	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(0.75)	02/13/18	Open	897,500	897,220	Capital Trusts	Open/Demand
J.P. Morgan Securities LLC	0.90	02/13/18	Open	1,645,000	1,645,617	Capital Trusts	Open/Demand
Citigroup Global Market, Inc.	1.10	02/21/18	Open	586,376	586,502	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.00	02/21/18	Open	358,500	358,570	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.39	02/28/18	3/01/18	1,862,500	1,862,572	U.S. Treasury Obligations	Up to 30 days

				$365,936,228	$368,809,658

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 600 Index	1	03/16/18	$9	$242
Ultra Long U.S. Treasury Bond	12	06/20/18	1,871	8,276
90-Day Euro Future	449	03/18/19	109,315	(357,749)

				(349,231)

Short Contracts:
10-Year U.S. Treasury Note	363	06/20/18	43,577	75,622
10-Year U.S. Ultra Long Treasury Note	94	06/20/18	12,038	(8,071)
Long U.S. Treasury Bond	20	06/20/18	2,869	(9,519)
Long Gilt Future	1	06/27/18	121	(15)
2-Year U.S. Treasury Note	464	06/29/18	98,586	67,341
5-Year U.S. Treasury Note	196	06/29/18	22,330	37,840
90-Day Euro Future	449	03/16/20	109,028	471,211

				634,409

				$285,178

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,001,349	EUR	4,029,500	BNP Paribas S.A.	03/05/18	$84,443
USD	5,031,508	EUR	4,029,500	Barclays Bank PLC	03/05/18	114,602
USD	1,380,726	EUR	1,112,000	HSBC Bank USA N.A.	03/05/18	23,833
USD	1,388,571	EUR	1,112,000	HSBC Bank USA N.A.	03/05/18	31,678
USD	2,025,097	GBP	1,427,000	Barclays Bank PLC	03/05/18	60,370
USD	12,086,116	GBP	8,516,573	Barclays Bank PLC	03/05/18	360,297
USD	146,667	NZD	198,000	Australia and New Zealand Bank Group	03/05/18	3,875
USD	185,501	EUR	148,929	Citibank N.A.	03/19/18	3,579
USD	36,909	EUR	29,900	HSBC Bank USA N.A.	03/19/18	385
USD	2,495,328	EUR	2,036,000	Bank of America N.A.	04/04/18	5,017
USD	9,467,783	EUR	7,725,000	Bank of America N.A.	04/04/18	19,034
USD	1,947,484	GBP	1,408,000	Standard Chartered Bank	04/04/18	6,023
USD	11,783,031	GBP	8,517,000	Toronto-Dominion Bank	04/04/18	39,128
USD	142,855	NZD	198,000	Westpac Banking Corp.	04/04/18	98
USD	227,000	ARS	4,653,500	Deutsche Bank AG	05/02/18	3,113

						755,475

EUR	178,829	USD	224,301	Barclays Bank PLC	03/19/18	(5,856)
ARS	4,671,660	USD	227,000	Citibank N.A.	05/02/18	(2,239)

						(8,095)

						$747,380

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid	Unrealized Depreciation
2Y – 10Y CMS Index Cap	0.24%	Barclays Bank PLC	01/24/19	USD 18,000	$19,022	$25,560	$(6,538)
2Y – 10Y CMS Index Cap	0.33	Barclays Bank PLC	01/30/19	USD 19,180	14,049	21,098	(7,049)

					$33,071	$46,658	$(13,587)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 10/19/20	3-Month LIBOR	Quarterly	1.25%	Semi-annual	Deutsche Bank AG	10/17/18	1.25%	USD	10,000	$168
10-Year Interest Rate Swap, 03/15/29	3-Month LIBOR	Quarterly	2.75	Semi-annual	Barclays Bank PLC	03/13/19	2.75	USD	2,290	36,624
2-Year Interest Rate Swap, 03/29/21	3-Month LIBOR	Quarterly	2.25	Semi-annual	Deutsche Bank AG	03/27/19	2.25	USD	20,000	25,201
2-Year Interest Rate Swap, 04/27/21	3-Month LIBOR	Quarterly	2.35	Semi-annual	Barclays Bank PLC	04/25/19	2.35	USD	20,000	34,795
10-Year Interest Rate Swap, 02/16/30	3-Month LIBOR	Quarterly	3.09	Semi-annual	Deutsche Bank AG	02/14/20	3.09	USD	1,870	70,313
15-Year Interest Rate Swap, 06/10/35	6-Month LIBOR	Semi-annual	0.65	Semi-annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	25,026
Call
15-Year Interest Rate Swap, 09/16/35	6-Month LIBOR	Semi-annual	0.66	Semi-annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	10,243
15-Year Interest Rate Swap, 09/16/35	6-Month LIBOR	Semi-annual	0.66	Semi-annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	10,243
10-Year Interest Rate Swap, 01/27/37(a)	3-Month LIBOR	Quarterly	2.60	Semi-annual	Deutsche Bank AG	01/25/27	2.60	USD	1,900	(57,941)
10-Year Interest Rate Swap, 02/10/37	3-Month LIBOR	Quarterly	2.40	Semi-annual	Deutsche Bank AG	02/08/27	2.40	USD	1,875	63,404

										218,076

Put
5-Year Interest Rate Swap, 10/07/23	3.00%	Semi-annual	3-Month LIBOR	Quarterly	Bank of America N.A.	10/05/18	3.00	USD	6,120	40,481
5-Year Interest Rate Swap, 01/31/24	3.05	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	01/29/19	3.05	USD	23,110	200,525
5-Year Interest Rate Swap, 02/15/24	2.95	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	02/13/19	2.95	USD	25,700	281,397
30-Year Interest Rate Swap, 02/05/50	4.00	Semi-annual	3-Month LIBOR	Quarterly	Goldman Sachs Bank USA	02/03/20	4.00	USD	1,600	25,057
10-Year Interest Rate Swap, 02/16/30	3.09	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	02/14/20	3.09	USD	1,870	56,776
10-Year Interest Rate Swap, 02/20/30	3.35	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	02/18/20	3.35	USD	3,710	81,293
15-Year Interest Rate Swap, 05/17/35	1.10	Semi-annual	6-Month LIBOR	Semi-annual	Barclays Bank PLC	05/15/20	1.10	JPY	250,000	15,416
15-Year Interest Rate Swap, 06/10/35	0.65	Semi-annual	6-Month LIBOR	Semi-annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	21,758
Put
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-annual	6-Month LIBOR	Semi-annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	9,559
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-annual	6-Month LIBOR	Semi-annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	9,559
10-Year Interest Rate Swap, 02/03/21	3.50	Semi-annual	3-Month LIBOR	Quarterly	Bank of America N.A.	02/01/21	3.50	USD	4,000	98,834
10-Year Interest Rate Swap, 02/03/21	3.50	Semi-annual	3-Month LIBOR	Quarterly	Citibank N.A.	02/01/21	3.50	USD	4,380	108,223
10-Year Interest Rate Swap, 01/13/32	1.25	Semi-annual	6-Month LIBOR	Semi-annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	14,447
10-Year Interest Rate Swap, 02/24/32	1.55	Semi-annual	6-Month LIBOR	Semi-annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	11,113
10-Year Interest Rate Swap, 03/18/32	1.60	Semi-annual	6-Month LIBOR	Semi-annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	10,893
10-Year Interest Rate Swap, 04/06/32	1.45	Semi-annual	6-Month LIBOR	Semi-annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	12,836
15-Year Interest Rate Swap, 05/05/37	3.25	Semi-annual	3-Month LIBOR	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	211,222
10-Year Interest Rate Swap, 08/18/32	3.00	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	08/16/22	3.00	USD	22,000	1,090,361

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
30-Year Interest Rate Swap, 02/15/53	3.35%	Semi-annual	3-Month LIBOR	Quarterly	Barclays Bank PLC	02/13/23	3.35%	USD	9,557	$704,416
10-Year Interest Rate Swap, 04/14/37	3.00	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	150,073
Put
20-Year Interest Rate Swap, 08/11/53	4.00	Annual	6-Month EURIBOR	Semi-annual	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	89,027

										3,243,266

										$3,461,342

(a)	Forward settling swaption.

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 03/03/20	1.60%	Semi-annual	3-Month LIBOR	Quarterly	Goldman Sachs Bank USA	03/01/18	1.60%	USD	24,400	$(2)
5-Year Interest Rate Swap, 03/15/23	0.10	Annual	6-Month EURIBOR	Semi-annual	Barclays Bank PLC	03/13/18	0.10	EUR	11,520	(1)
10-Year Interest Rate Swap, 07/15/28	2.45	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	07/13/18	2.45	USD	2,000	(5,079)
10-Year Interest Rate Swap, 08/18/28	2.97	Semi-annual	3-Month LIBOR	Quarterly	Barclays Bank PLC	08/16/18	2.97	USD	3,710	(66,158)
10-Year Interest Rate Swap, 08/23/28	2.99	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	08/21/18	2.99	USD	1,855	(35,249)
2-Year Interest Rate Swap, 10/19/20	0.90	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	10/17/18	0.90	USD	10,000	(53)
10-Year Interest Rate Swap, 01/05/29	0.65	Annual	6-Month EURIBOR	Semi-annual	Morgan Stanley & Co. International PLC	01/03/19	0.65	EUR	1,380	(1,722)
10-Year Interest Rate Swap,	3.02	Semi-annual	3-Month LIBOR	Quarterly	Bank of America N.A.	02/28/19	3.02	USD	2,670	(70,267)
10-Year Interest Rate Swap, 03/15/29	2.00	Semi-annual	3-Month LIBOR	Quarterly	Barclays Bank PLC	03/13/19	2.00	USD	4,580	(12,292)
2-Year Interest Rate Swap, 03/23/21	1.60	Semi-annual	3-Month LIBOR	Quarterly	Goldman Sachs Bank USA	03/21/19	1.60	USD	15,400	(3,212)
2-Year Interest Rate Swap, 03/29/21	1.75	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	03/27/19	1.75	USD	30,000	(9,846)
2-Year Interest Rate Swap, 03/30/21	1.75	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	03/28/19	1.75	USD	8,470	(2,789)
2-Year Interest Rate Swap, 04/14/21	1.60	Semi-annual	3-Month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	04/12/19	1.60	USD	6,700	(1,597)
2-Year Interest Rate Swap, 04/27/21	1.85	Semi-annual	3-Month LIBOR	Quarterly	Barclays Bank PLC	04/25/19	1.85	USD	40,000	(19,754)
2-Year Interest Rate Swap, 11/06/21	1.70	Semi-annual	3-Month LIBOR	Quarterly	Barclays Bank PLC	11/04/19	1.70	USD	11,900	(8,622)
2-Year Interest Rate Swap, 02/09/22	2.20	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	02/07/20	2.20	USD	10,790	(25,708)
2-Year Interest Rate Swap, 02/16/22	2.35	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	02/14/20	2.35	USD	10,690	(33,377)
2-Year Interest Rate Swap, 02/23/22	2.35	Semi-annual	3-Month LIBOR	Quarterly	UBS AG	02/21/20	2.35	USD	10,600	(33,361)
5-Year Interest Rate Swap, 01/07/27	1.70	Semi-annual	3-Month LIBOR	Quarterly	Goldman Sachs Bank USA	01/05/22	1.70	USD	5,000	(32,790)
5-Year Interest Rate Swap, 02/10/27	1.75	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	02/08/22	1.75	USD	5,000	(35,565)

										(397,444)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap, 04/08/20	3-Month LIBOR	Quarterly	2.15%	Semi-annual	JPMorgan Chase Bank N.A.	04/06/18	2.15%	USD	8,320	$(72,837)
2-Year Interest Rate Swap, 04/14/20	3-Month LIBOR	Quarterly	1.75	Semi-annual	Goldman Sachs Bank USA	04/12/18	1.75	USD	38,200	(633,097)
2-Year Interest Rate Swap, 06/29/20	3-Month LIBOR	Quarterly	1.45	Semi-annual	Goldman Sachs Bank USA	06/27/18	1.45	USD	10,000	(235,761)
10-Year Interest Rate Swap, 07/15/28	3-Month LIBOR	Quarterly	2.45	Semi-annual	Deutsche Bank AG	07/13/18	2.45	USD	2,000	(86,477)
10-Year Interest Rate Swap, 01/18/28	3-Month LIBOR	Quarterly	2.75	Semi-annual	JPMorgan Chase Bank N.A.	07/16/18	2.75	USD	2,000	(46,126)
10-Year Interest Rate Swap, 01/21/28	3-Month LIBOR	Quarterly	2.70	Semi-annual	Deutsche Bank AG	07/19/18	2.70	USD	3,240	(85,150)
10-Year Interest Rate Swap, 08/18/28	3-Month LIBOR	Quarterly	2.70	Semi-annual	JPMorgan Chase Bank N.A.	08/16/18	2.70	USD	31,000	(864,602)
10-Year Interest Rate Swap, 08/18/28	3-Month LIBOR	Quarterly	2.97	Semi-annual	Barclays Bank PLC	08/16/18	2.97	USD	3,710	(54,194)
10-Year Interest Rate Swap, 08/23/28	3-Month LIBOR	Quarterly	2.99	Semi-annual	JPMorgan Chase Bank N.A.	08/21/18	2.99	USD	1,855	(26,160)
10-Year Interest Rate Swap, 09/08/28	3-Month LIBOR	Quarterly	2.45	Semi-annual	Barclays Bank PLC	09/06/18	2.45	USD	2,400	(110,114)
2-Year Interest Rate Swap, 09/08/20	3-Month LIBOR	Quarterly	1.50	Semi-annual	Goldman Sachs Bank USA	09/06/18	1.50	USD	26,000	(615,416)
2-Year Interest Rate Swap, 10/19/20	3-Month LIBOR	Quarterly	2.50	Semi-annual	Barclays Bank PLC	10/17/18	2.50	USD	5,000	(32,149)
10-Year Interest Rate Swap, 01/05/29	6-Month EURIIBOR	Semi-annual	1.65	Annual	Morgan Stanley & Co. International PLC	01/03/19	1.65	EUR	1,380	(10,298)
2-Year Interest Rate Swap, 01/27/21	3-Month LIBOR	Quarterly	2.75	Semi-annual	Deutsche Bank AG	01/25/19	2.75	USD	13,400	(65,610)
Put
2-Year Interest Rate Swap, 01/31/21	3-Month LIBOR	Quarterly	2.95	Semi-annual	Deutsche Bank AG	01/29/19	2.95	USD	58,330	(182,397)
2-Year Interest Rate Swap, 02/17/21	3-Month LIBOR	Quarterly	3.05	Semi-annual	Deutsche Bank AG	02/15/19	3.05	USD	24,800	(66,425)
10-Year Interest Rate Swap, 02/20/29	6-Month EURIBOR	Semi-annual	1.65	Annual	Barclays Bank PLC	02/18/19	1.65	EUR	8,490	(81,212)
10-Year Interest Rate Swap, 02/22/29	6-Month EURIBOR	Semi-annual	1.70	Annual	Barclays Bank PLC	02/20/19	1.70	EUR	8,490	(71,734)
10-Year Interest Rate Swap,	3-Month LIBOR	Quarterly	3.02	Semi-annual	Bank of America N.A.	02/28/19	3.02	USD	2,670	(58,668)
2-Year Interest Rate Swap, 03/23/21	3-Month LIBOR	Quarterly	2.60	Semi-annual	Goldman Sachs Bank USA	03/21/19	2.60	USD	15,400	(112,538)
2-Year Interest Rate Swap, 03/30/21	3-Month LIBOR	Quarterly	2.75	Semi-annual	JPMorgan Chase Bank N.A.	03/28/19	2.75	USD	8,470	(48,087)
2-Year Interest Rate Swap, 04/10/21	3-Month LIBOR	Quarterly	2.35	Semi-annual	JPMorgan Chase Bank N.A.	04/08/19	2.35	USD	7,530	(82,492)
2-Year Interest Rate Swap, 04/14/21	3-Month LIBOR	Quarterly	2.60	Semi-annual	JPMorgan Chase Bank N.A.	04/12/19	2.60	USD	13,400	(101,383)
2-Year Interest Rate Swap, 11/06/21	3-Month LIBOR	Quarterly	2.70	Semi-annual	Barclays Bank PLC	11/04/19	2.70	USD	11,900	(100,580)
2-Year Interest Rate Swap,	3-Month LIBOR	Quarterly	2.70	Semi-annual	JPMorgan Chase Bank N.A.	11/06/19	2.70	USD	20,000	(168,894)
2-Year Interest Rate Swap, 12/18/21	3-Month LIBOR	Quarterly	2.70	Semi-annual	JPMorgan Chase Bank N.A.	12/16/19	2.70	USD	7,950	(69,837)
2-Year Interest Rate Swap, 01/23/22	3-Month LIBOR	Quarterly	2.85	Semi-annual	JPMorgan Chase Bank N.A.	01/21/20	2.85	USD	18,900	(141,670)
Put
2-Year Interest Rate Swap, 02/05/22	3-Month LIBOR	Quarterly	3.15	Semi-annual	Barclays Bank PLC	02/03/20	3.15	USD	35,510	(181,708)
2-Year Interest Rate Swap, 02/09/22	3-Month LIBOR	Quarterly	3.20	Semi-annual	Deutsche Bank AG	02/07/20	3.20	USD	10,790	(51,683)
2-Year Interest Rate Swap, 02/16/22	3-Month LIBOR	Quarterly	3.35	Semi-annual	Deutsche Bank AG	02/14/20	3.35	USD	10,690	(42,094)

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap, 02/23/22	3-Month LIBOR	Quarterly	3.35%	Semi-annual	UBS AG	02/21/20	3.35%	USD	10,600	$(42,067)
15-Year Interest Rate Swap, 05/17/35	6-Month LIBOR	Semi-annual	2.10	Semi-annual	Barclays Bank PLC	05/15/20	2.10	JPY	250,000	(3,922)
10-Year Interest Rate Swap, 02/03/21	3-Month LIBOR	Quarterly	5.50	Semi-annual	Bank of America N.A.	02/01/21	5.50	USD	10,000	(26,811)
10-Year Interest Rate Swap, 02/03/21	3-Month LIBOR	Quarterly	5.50	Semi-annual	Citibank N.A.	02/01/21	5.50	USD	10,950	(29,358)
5-Year Interest Rate Swap, 05/05/27	3-Month LIBOR	Quarterly	3.25	Semi-annual	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(206,706)

										(4,808,257)

										$(5,205,701)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	270	$(1,723)	$(8,601)	$6,878
Markit iTraxx XO, Series 28, Version 1	5.00	Quarterly	12/20/22	N/A	EUR	130	17,929	16,435	1,494

							$16,206	$7,834	$8,372

(a)	Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR	Quarterly	1.59%	Semi-annual	06/13/18	(a)	08/01/18	USD	357,000	$(128,798)	$3,632	$(132,430)
1.61%	Semi-annual	3-Month LIBOR	Quarterly	08/01/18	(a)	09/26/18	USD	312,000	145,433	3,174	142,259
1.75	Semi-annual	3-Month LIBOR	Quarterly	05/21/18	(a)	05/21/20	USD	10,950	186,202	—	186,202
1.87	Semi-annual	3-Month LIBOR	Quarterly	07/03/18	(a)	07/03/20	USD	2,810	42,729	—	42,729
1.94	Semi-annual	3-Month LIBOR	Quarterly	07/09/18	(a)	07/07/20	USD	6,000	83,211	—	83,211
2.20	Semi-annual	3-Month LIBOR	Quarterly	12/03/18	(a)	12/01/20	USD	4,000	43,336	47	43,289
2.20	Semi-annual	3-Month LIBOR	Quarterly	12/03/18	(a)	12/03/20	USD	22,400	244,391	263	244,128
2.27	Semi-annual	3-Month LIBOR	Quarterly	12/14/18	(a)	12/14/20	USD	4,000	38,494	47	38,447
3-Month LIBOR	Quarterly	2.32	Semi-annual	12/17/19	(a)	12/17/20	USD	39,000	(203,238)	417	(203,655)
2.31	Semi-annual	3-Month LIBOR	Quarterly	12/21/18	(a)	12/21/20	USD	5,460	49,595	64	49,531
2.33	Semi-annual	3-Month LIBOR	Quarterly	12/24/18	(a)	12/24/20	USD	3,760	32,882	44	32,838
2.40	Semi-annual	3-Month LIBOR	Quarterly	01/11/19	(a)	01/11/21	USD	2,750	20,901	32	20,869
2.44	Semi-annual	3-Month LIBOR	Quarterly	01/11/19	(a)	01/11/21	USD	5,010	34,348	59	34,289
2.44	Semi-annual	3-Month LIBOR	Quarterly	01/14/19	(a)	01/12/21	USD	5,120	34,695	60	34,635
2.47	Semi-annual	3-Month LIBOR	Quarterly	01/15/19	(a)	01/15/21	USD	2,485	15,582	29	15,553
2.48	Semi-annual	3-Month LIBOR	Quarterly	01/15/19	(a)	01/15/21	USD	2,485	15,155	29	15,126
2.50	Semi-annual	3-Month LIBOR	Quarterly	01/22/19	(a)	01/22/21	USD	2,500	14,151	29	14,122
2.52	Semi-annual	3-Month LIBOR	Quarterly	01/22/19	(a)	01/22/21	USD	3,870	20,725	46	20,679
2.60	Semi-annual	3-Month LIBOR	Quarterly	01/24/19	(a)	01/24/21	USD	3,800	15,034	45	14,989
2.66	Semi-annual	3-Month LIBOR	Quarterly	01/31/19	(a)	01/31/21	USD	17,170	47,939	202	47,737
2.68	Semi-annual	3-Month LIBOR	Quarterly	02/04/19	(a)	02/04/21	USD	2,825	6,774	33	6,741
2.68	Semi-annual	3-Month LIBOR	Quarterly	02/04/19	(a)	02/04/21	USD	2,825	6,962	33	6,929
2.81	Semi-annual	3-Month LIBOR	Quarterly	02/20/19	(a)	02/20/21	USD	8,260	1,243	97	1,146
2.20	Semi-annual	3-Month LIBOR	Quarterly	11/08/19	(a)	11/08/21	USD	5,900	76,195	69	76,126
2.36	Semi-annual	3-Month LIBOR	Quarterly	12/17/20	(a)	12/17/21	USD	39,000	201,959	417	201,542
2.62	Semi-annual	3-Month LIBOR	Quarterly	01/22/20	(a)	01/22/22	USD	7,200	38,350	85	38,265
2.85	Semi-annual	3-Month LIBOR	Quarterly	02/07/20	(a)	02/07/22	USD	13,020	14,278	153	14,125
2.92	Semi-annual	3-Month LIBOR	Quarterly	02/18/20	(a)	02/18/22	USD	2,595	(563)	31	(594)
2.93	Semi-annual	3-Month LIBOR	Quarterly	02/18/20	(a)	02/18/22	USD	2,595	(853)	31	(884)
2.96	Semi-annual	3-Month LIBOR	Quarterly	02/18/20	(a)	02/18/22	USD	3,700	(3,655)	44	(3,699)
2.96	Semi-annual	3-Month LIBOR	Quarterly	02/24/20	(a)	02/24/22	USD	3,930	(3,667)	46	(3,713)
2.99	Semi-annual	3-Month LIBOR	Quarterly	02/25/20	(a)	02/25/22	USD	2,530	(3,527)	30	(3,557)
3.02	Semi-annual	3-Month LIBOR	Quarterly	02/25/20	(a)	02/25/22	USD	5,620	(11,017)	66	(11,083)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.97%	Semi-annual	3-Month LIBOR	Quarterly	03/02/20	(a)	03/02/22	USD	6,180	$(7,405)	$73	$(7,478)
2.97	Semi-annual	3-Month LIBOR	Quarterly	03/02/20	(a)	03/02/22	USD	3,090	(3,359)	36	(3,395)
3-Month LIBOR	Quarterly	2.41%	Semi-annual	07/05/18	(a)	08/31/22	USD	18,420	(4,704)	243	(4,947)
2.45	Semi-annual	3-Month LIBOR	Quarterly	07/05/18	(a)	08/31/22	USD	7,730	(1,836)	102	(1,938)
3-Month LIBOR	Quarterly	2.16	Semi-annual	N/A		10/27/22	USD	6,540	(126,407)	80	(126,487)
2.66	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/13/23	USD	700	2,619	(661)	3,280
3-Month LIBOR	Quarterly	2.66	Semi-annual	N/A		02/15/23	USD	5,490	(21,448)	72	(21,520)
3-Month LIBOR	Quarterly	2.78	Semi-annual	03/02/18	(a)	03/02/23	USD	3,140	3,957	41	3,916
6-Month EURIBOR	Semi-annual	0.27	Annual	03/07/18	(a)	03/07/23	EUR	1,000	(11,874)	16	(11,890)
3-Month LIBOR	Quarterly	2.65	Semi-annual	01/25/19	(a)	01/25/24	USD	4,670	(48,853)	62	(48,915)
3-Month LIBOR	Quarterly	2.75	Semi-annual	01/31/19	(a)	01/31/24	USD	7,480	(43,995)	99	(44,094)
3-Month LIBOR	Quarterly	2.93	Semi-annual	02/25/19	(a)	02/25/24	USD	3,660	6,679	48	6,631
3-Month LIBOR	Quarterly	2.97	Semi-annual	02/26/19	(a)	02/26/24	USD	2,260	9,132	30	9,102
2.90	Semi-annual	3-Month LIBOR	Quarterly	02/26/19	(a)	02/26/24	USD	1,560	(1,083)	21	(1,104)
3-Month LIBOR	Quarterly	2.92	Semi-annual	03/04/19	(a)	03/04/24	USD	1,810	2,984	24	2,960
2.90	Semi-annual	3-Month LIBOR	Quarterly	06/29/18	(a)	01/31/25	USD	2,550	(6,804)	36	(6,840)
3-Month LIBOR	Quarterly	2.75	Semi-annual	01/05/22	(a)	01/05/27	USD	1,430	(14,365)	18	(14,383)
3-Month LIBOR	Quarterly	2.32	Semi-annual	N/A		05/03/27	USD	1,020	(38,663)	—	(38,663)
6-Month EURIBOR	Semi-annual	1.40	Annual	06/08/22	(a)	06/08/27	EUR	200	(2,666)	—	(2,666)
2.34	Semi-annual	3-Month LIBOR	Quarterly	N/A		10/12/27	USD	4,100	158,445	61	158,384
2.38	Semi-annual	3-Month LIBOR	Quarterly	N/A		10/25/27	USD	2,050	72,660	31	72,629
2.47	Semi-annual	3-Month LIBOR	Quarterly	N/A		10/27/27	USD	2,640	71,758	40	71,718
2.46	Semi-annual	3-Month LIBOR	Quarterly	N/A		10/27/27	USD	1,660	47,267	25	47,242
2.96	Semi-annual	3-Month LIBOR	Quarterly	06/29/18	(a)	11/15/27	USD	9,940	(44,555)	156	(44,711)
2.96	Semi-annual	3-Month LIBOR	Quarterly	06/29/18	(a)	11/15/27	USD	2,135	(9,468)	33	(9,501)
2.95	Semi-annual	3-Month LIBOR	Quarterly	06/29/18	(a)	11/15/27	USD	2,135	(1,345)	33	(1,378)
2.47	Semi-annual	3-Month LIBOR	Quarterly	N/A		12/28/27	USD	2,000	68,605	31	68,574
2.50	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/08/28	USD	1,400	44,469	22	44,447
2.56	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/16/28	USD	1,365	35,730	21	35,709
2.60	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/19/28	USD	800	18,557	12	18,545
2.64	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/22/28	USD	1,055	20,259	16	20,243
2.66	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/22/28	USD	1,055	18,950	16	18,934
2.69	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/23/28	USD	1,000	14,939	16	14,923
2.74	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/23/28	USD	600	6,437	9	6,428
2.72	Semi-annual	3-Month LIBOR	Quarterly	N/A		01/29/28	USD	600	7,756	9	7,747
6-Month LIBOR	Semi-annual	0.37	Annual	N/A		01/29/28	JPY	181,730	6,869	28	6,841
2.78	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/02/28	USD	500	4,009	8	4,001
2.84	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/05/28	USD	500	1,387	8	1,379
2.90	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/06/28	USD	700	(2,308)	11	(2,319)
2.89	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/06/28	USD	500	(1,228)	8	(1,236)
2.89	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/09/28	USD	500	(837)	8	(845)
2.91	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/12/28	USD	200	(726)	3	(729)
2.88	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/15/28	USD	2,860	(1,830)	45	(1,875)
2.98	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/20/28	USD	550	(4,991)	9	(5,000)
2.98	Semi-annual	3-Month LIBOR	Quarterly	N/A		02/23/28	USD	420	(3,861)	7	(3,868)
2.93	Semi-annual	3-Month LIBOR	Quarterly	03/02/18	(a)	03/02/28	USD	1,630	(6,751)	26	(6,777)
3-Month LIBOR	Quarterly	2.88	Semi-annual	11/30/18	(a)	11/30/28	USD	1,120	(6,710)	18	(6,728)
2.47	Semi-annual	3-Month LIBOR	Quarterly	12/11/18	(a)	12/11/28	USD	1,510	62,516	23	62,493
2.46	Semi-annual	3-Month LIBOR	Quarterly	12/18/18	(a)	12/18/28	USD	2,090	88,521	32	88,489
1.37	Annual	6-Month EURIBOR	Semi-annual	02/20/19	(a)	02/20/29	EUR	1,970	(12,891)	44	(12,935)
1.38	Annual	6-Month EURIBOR	Semi-annual	02/22/19	(a)	02/22/29	EUR	2,280	(17,238)	51	(17,289)
3-Month LIBOR	Quarterly	2.65	Semi-annual	12/09/22	(a)	12/09/32	USD	1,820	(57,873)	28	(57,901)
3-Month LIBOR	Quarterly	2.63	Semi-annual	12/19/22	(a)	12/18/32	USD	2,290	(76,322)	35	(76,357)
2.90	Semi-annual	3-Month LIBOR	Quarterly	01/27/27	(a)	01/27/37	USD	730	9,504	10	9,494
3.07	Semi-annual	3-Month LIBOR	Quarterly	03/22/27	(a)	03/20/37	USD	1,000	888	14	874
2.68	Semi-annual	3-Month LIBOR	Quarterly	06/28/27	(a)	06/28/37	USD	1,130	31,579	—	31,579
2.80	Semi-annual	3-Month LIBOR	Quarterly	09/29/27	(a)	09/29/37	USD	760	14,651	12	14,639
3-Month LIBOR	Quarterly	3.06	Semi-annual	02/15/23	(a)	02/15/53	USD	3,210	51,389	72	51,317

									$1,375,366	$10,725	$1,364,641

(a)	Forward swap.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	20	$3,847	$3,408	$439
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/22	BB+	EUR	20	4,025	3,882	143
Telecom Italia SpA/Milano	1.00	Quarterly	Citibank N.A.	12/20/22	N/R	EUR	20	(280)	(398)	118
Markit CMBX North America, Series 8	3.00	Monthly	Barclays Bank PLC	10/17/57	N/R	USD	5,000	(767,581)	(517,900)	(249,681)
Markit CMBX North America, Series 8	3.00	Monthly	Credit Suisse International	10/17/57	N/R	USD	2,500	(383,790)	(255,900)	(127,890)
Markit CMBX North America, Series 8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R	USD	5,550	(852,940)	(756,605)	(96,335)
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	9,450	(1,121,961)	(1,190,710)	68,749
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(593,630)	(553,247)	(40,383)
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(593,630)	(553,247)	(40,383)
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(593,629)	(547,204)	(46,425)
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(593,630)	(553,195)	(40,435)

								$(5,493,199)	$(4,921,116)	$(572,083)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$27,821	$(9,262)	$2,316,397	$(943,384)	$—
OTC Derivatives	7,290	(4,928,406)	69,449	(641,532)	—
Options Written	—	—	—	—	(5,205,701)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$242	$—	$660,290	$—	$660,532
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	755,475	—	—	755,475
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	—	—	3,494,413	—	3,494,413
Swaps — centrally cleared
Net unrealized appreciation(a)	—	8,372	—	—	2,308,025	—	2,316,397
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	76,739	—	—	—	—	76,739

	$—	$85,111	$242	$755,475	$6,462,728	$—	$7,303,556

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$375,354	$—	$375,354
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	8,095	—	—	8,095
Options written
Options written at value	—	—	—	—	5,205,701	—	5,205,701
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	943,384	—	943,384
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	5,569,938	—	—	—	—	5,569,938

	$—	$5,569,938	$—	$8,095	$6,524,439	$—	$12,102,472

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,448,403	$—	$4,448,403
Forward foreign currency exchange contracts	—	—	—	(1,264,152)	—	—	(1,264,152)
Options purchased(a)	—	—	—	(2,721,451)	(355,733)	—	(3,077,184)
Options written	—	—	—	2,503,278	529,579	—	3,032,857
Swaps	—	693,874	—	—	(285,827)	—	408,047

	$—	$693,874	$—	$(1,482,325)	$4,336,422	$—	$3,547,971

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$242	$—	$728,717	$—	$728,959
Forward foreign currency exchange contracts	—	—	—	454,620	—	—	454,620
Options purchased(b)	—	—	—	(1,139,453)	408,586	—	(730,867)
Options written	—	—	—	949,329	(2,390,132)	—	(1,440,803)
Swaps	—	49,064	—	—	1,056,266	—	1,105,330

	$—	$49,064	$242	$264,496	$(196,563)	$—	$117,239

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$121,430,595
Average notional value of contracts — short	$296,338,221
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$124,987,756
Average amounts sold — in USD	$71,706,817
Options:
Average value of option contracts purchased	$295,995
Average value of option contracts written	$277,040
Average notional value of swaption contracts purchased	$252,427,470
Average notional value of swaption contracts written	$595,880,641
Credit default swaps:
Average notional amount — buy protection	$1,000	(a)
Average notional amount — sell protection	$42,903,754
Interest rate swaps:
Average notional amount — pays fixed rate	$571,635,000
Average notional amount — receives fixed rate	$446,990,030

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$7,258		$197,562
Swaps — Centrally cleared	—		117,964
Forward foreign currency exchange contracts	755,475		8,095
Options(a)	3,494,413	(b)	5,205,701
Swaps — OTC(c)	76,739		5,569,938

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,333,885		$11,099,260
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,258)		(315,526)

Total derivative assets and liabilities subject to an MNA	$4,326,627		$10,783,734

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Asset (c)(f)
Australia and New Zealand Bank Group	$3,875	$—	$—	$—	$3,875
Bank of America N.A.	163,366	(155,746)	—	—	7,620
Barclays Bank PLC	1,519,229	(1,515,877)	—	—	3,352
BNP Paribas S.A.	84,443	—	—	—	84,443
Citibank N.A.	111,920	(31,995)	—	(79,925)	—
Credit Suisse International	29,407	(29,407)	—	—	—
Deutsche Bank AG	724,249	(689,464)	—	—	34,785
Goldman Sachs Bank USA	236,279	(236,279)	—	—	—
HSBC Bank USA N.A.	55,896	—	—	—	55,896
JPMorgan Chase Bank N.A.	1,264,163	(1,264,163)	—	—	—
Morgan Stanley & Co. International PLC	88,551	(88,551)	—	—	—
Standard Chartered Bank	6,023	—	—	—	6,023
Toronto-Dominion Bank	39,128	—	—	—	39,128
Westpac Banking Corp.	98	—	—	—	98

	$4,326,627	$(4,011,482)	$—	$(79,925)	$235,220

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
Bank of America N.A.	$155,746	$(155,746)	$—	$—	$—
Barclays Bank PLC	1,515,877	(1,515,877)	—	—	—
Citibank N.A.	31,995	(31,995)	—	—	—
Credit Suisse International	2,758,309	(29,407)	—	(1,800,000)	928,902
Deutsche Bank AG	689,464	(689,464)	—	—	—
Goldman Sachs Bank USA	1,839,522	(236,279)	—	(1,350,000)	253,243
JPMorgan Chase Bank N.A.	1,661,723	(1,264,163)	—	(380,000)	17,560
Morgan Stanley & Co. International PLC	2,055,670	(88,551)	—	(1,730,000)	237,119
UBS AG	75,428	—	—	—	75,428

	$10,783,734	$(4,011,482)	$—	$(5,260,000)	$1,512,252

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.
(f)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$96,687,297	$320,458	$97,007,755
Corporate Bonds	630,191	544,099,598	6,538,750	551,268,539
Floating Rate Loan Interests	—	14,921,136	699,164	15,620,300
Foreign Agency Obligations	—	34,972,607	—	34,972,607
Municipal Bonds	—	24,139,966	—	24,139,966
Non-Agency Mortgage-Backed Securities	—	70,215,410	—	70,215,410
Preferred Securities	9,286,244	89,693,980	—	98,980,224
U.S. Government Sponsored Agency Securities	—	112,569,858	2	112,569,860
U.S. Treasury Obligations	—	120,527,543	—	120,527,543
Short-Term Securities	2,711,662	—	—	2,711,662
Options Purchased:
Interest Rate Contracts	—	3,494,413	—	3,494,413
Unfunded Floating Rate Loan Interests(a)	—	61	—	61

	$12,628,097	$1,111,321,869	$7,558,374	$1,131,508,340

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$77,821	$—	$77,821
Forward foreign currency contracts	—	755,475	—	755,475
Equity contracts	242	—	—	242
Interest rate contracts	660,290	2,308,025	—	2,968,315
Liabilities:
Credit contracts	—	(641,532)	—	(641,532)
Forward foreign currency contracts	—	(8,095)	—	(8,095)
Interest rate contracts	(375,354)	(6,149,085)	—	(6,524,439)

	$285,178	$(3,657,391)	$—	$(3,372,213)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $368,809,658 are categorized as level 2 within the disclosure hierarchy.

During the six months ended February 28, 2018, there were no transfers between Level 1 and Level 2.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Core Bond Trust (BHK)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2017	$2,069,938	$7,166,469	$707,182	$2	$9,943,591
Transfers into Level 3	—	—	16,993	—	16,993
Transfers out of Level 3	(1,750,000)	—	(218,961)	—	(1,968,961)
Accrued discounts (premiums)	(54,627)	—	1,699	—	(52,928)
Net realized gain (loss)	—	—	15,889	—	15,889
Net change in unrealized appreciation (depreciation)(a)(b)	55,147	(185,246)	3,229	—	(126,870)
Purchases	—	—	589,908	—	589,908
Sales	—	(442,473)	(416,775)	—	(859,248)

Closing Balance, as of February 28, 2018	$320,458	$6,538,750	$699,164	$2	$7,558,374

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018(b)	$55,147	$(185,246)	$3,841	$—	$(126,258)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018 is generally due to derivative financial investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value
Common Stocks — 2.2%

Chemicals — 0.3%
Advanced Emissions Solutions, Inc.		168,580	$1,625,111
Platform Specialty Products Corp.(a)		291,753	3,045,902

			4,671,013
Consumer Finance — 0.0%
Ally Financial, Inc.		2	56

Diversified Financial Services — 0.4%
Concrete Investments II S.C.A.(b)		4,997	—
Kcad Holdings I Ltd.(a)(b)		2,223,465,984	5,914,420

			5,914,420
Energy Equipment & Services — 0.1%
Larcina Energy Ltd.(a)(b)(q)		211,764	2
Osum Oil Sands Corp.(a)(b)(q)		400,000	1,050,499

			1,050,501
Health Care Providers & Services — 0.2%
Tenet Healthcare Corp.(a)		49,760	1,025,056
Universal Health Services, Inc., Class B		13,160	1,502,872

			2,527,928
IT Services — 0.1%
First Data Corp., Class A(a)		135,954	2,123,601

Machinery — 0.0%
Gates Industrial Corp. PLC(a)		18,410	319,598

Media — 0.1%
Altice USA, Inc., Class A(a)		87,736	1,596,795
Emmis Communications Corp., Class A(a)		7,210	30,066

			1,626,861
Metals & Mining — 0.2%
Constellium NV, Class A(a)		259,089	3,005,432
Peninsula Energy Ltd.(a)		1,361,116	301,296

			3,306,728
Oil, Gas & Consumable Fuels — 0.5%
Gener8 Maritime Corp.		965,338	5,357,626
Halcon Resources Corp.(a)		112,050	677,902
SPDR S&P Biotech ETF		11,280	1,019,261

			7,054,789
Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		57,580	1,915,111

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(a)		1,025	7,267

Specialty Retail — 0.0%
Asbury Automotive Group, Inc.(a)		806	53,075

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)		59,550	3,609,325

Total Common Stocks — 2.2% (Cost — $80,626,722)			34,180,273

		Par (000)
Asset-Backed Securities — 4.0%
Accunia European CLO I BV, Series 1X, Class E, (3 mo. Euribor + 7.00%), 7.00%, 07/15/29(c)	EUR	1,400	1,742,394
Allegro CLO II Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.85%), 5.59%, 01/21/27(c)(d)	USD	1,000	1,002,030
Allegro CLO VI Ltd., Series 2017-2A, Class D, 4.48%, 01/17/31(d)(e)		450	450,579

Security		Par (000)	Value
Asset-Backed Securities (continued)
ALM Loan Funding(c)(d):
Series 2013-7R2A, Class BR, (3 mo. LIBOR US + 2.75%), 4.47%, 10/15/27	USD	500	$505,102
Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.95%), 5.67%, 10/15/28		1,400	1,418,864
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 4.42%, 10/15/28(c)(d)		500	510,942
ALM XII Ltd., Series 2015-12A(c)(d):
Class BR, (3 mo. LIBOR US + 2.05%), 3.77%, 04/16/27		500	503,570
Class C1R, (3 mo. LIBOR US + 3.20%), 4.92%, 04/16/27		1,500	1,508,803
ALM XVI Ltd/ALM XVI LLC, Series 2015-16A(c)(d):
Class BR, (3 mo. LIBOR US + 2.05%), 3.77%, 07/15/27		590	594,469
Class C1R, (3 mo. LIBOR US + 3.20%), 4.92%, 07/15/27		742	753,539
AMMC CLO 18 Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 5.00%), 6.94%, 05/26/28(c)(d)		500	503,513
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.80%), 4.52%, 10/15/28(c)(d)		413	418,987
Anchorage Capital CLO Ltd.(d):
Series 2014-3RA, Class D, 4.36%, 01/28/31(e)		500	500,174
Series 2014-4RA, Class D, 4.36%, 01/28/31(e)		1,000	1,000,348
Series 2016-8A, Class D, (3 mo. LIBOR US + 4.20%), 5.96%, 07/28/28(c)		1,000	1,008,816
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.25%), 4.99%, 07/22/26(c)(d)		550	557,047
Apidos CLO XX, Series 2015-20A, Class BR, (3 mo. LIBOR US + 2.60%), 4.32%, 01/16/27(c)(d)		250	250,654
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.95%), 7.67%, 01/15/27(c)(d)		750	750,558
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.75%), 5.51%, 07/28/29(c)(d)		500	513,065
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.25%), 4.98%, 10/17/24(c)(d)		350	351,607
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.45%), 5.29%, 11/15/25(c)(d)		750	750,904
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.20%), 5.69%, 12/05/25(c)(d)		1,000	1,024,654
Ares XXXVII CLO Ltd., Series 2015-4A(d)(e):
Class CR, 4.37%, 10/15/30		1,000	1,006,541
Class DR, 7.87%, 10/15/30		500	509,222
Atlas Senior Loan Fund X Ltd., Series 2018-10A(d)(e):
Class B, 3.21%, 01/15/31		400	400,764
Class C, 3.56%, 01/15/31		625	626,725
Class D, 4.46%, 01/15/31		500	500,162
Aurium CLO II DAC, Series 2X, Class E, (3 mo. Euribor + 5.95%), 5.95%, 07/13/29(c)	EUR	2,024	2,495,895

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Ballyrock CLO Ltd., Series 2016-1A, Class C, (3 mo. LIBOR US + 2.70%), 4.42%, 10/15/28(c)(d)	USD	1,000	$1,011,680
Betony CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.85%), 4.57%, 04/15/27(c)(d)		250	250,840
Cairn CLO VII BV, Series 2016-7X, Class E, (3 mo. Euribor + 6.35%), 6.35%, 01/31/30(c)	EUR	900	1,120,694
Carlyle Global Market Strategies CLO Ltd.(d):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.10%), 5.84%, 01/20/29(c)	USD	500	511,805
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.75%), 4.48%, 04/17/25(c)		500	500,103
Series 2015-3A, Class D, 7.46%, 07/28/28(e)		500	506,467
Series 2016-3A, Class D, (3 mo. LIBOR US + 7.00%), 8.74%, 10/20/29(c)		500	512,982
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.00%), 7.74%, 04/20/31(c)		500	511,365
Cedar Funding Ltd., Series 2017-8A, Class D, 4.98%, 10/17/30(d)(e)		535	543,711
CIFC Funding I Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.50%), 5.24%, 04/23/29(c)(d)		500	508,093
CIFC Funding III Ltd., Series 2015-3A, Class E, (3 mo. LIBOR US + 6.05%), 7.79%, 10/19/27(c)(d)		750	750,486
CIFC Funding Ltd.(d)(e)(f):
Series 2014-2A, Class A3LRSeries 2018-1A, Class C, 1.00%, 04/18/31		500	498,601
Series 2018-1A, Class B, 1.00%, 04/18/31		435	435,765
CIFC Funding V Ltd.(c)(d):
Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.70%), 4.43%, 01/17/27		750	754,309
Series 2015-5A, Class D, (3 mo. LIBOR US + 6.30%), 8.05%, 10/25/27		500	502,339
Dryden 37 Senior Loan Fund, Series 2015-37A, Class DR, 4.22%, 01/15/31(d)(e)		500	500,613
Dryden Senior Loan Fund(c)(d):
Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.35%), 5.08%, 04/18/26		500	501,676
Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.24%), 5.96%, 01/15/28		1,500	1,530,668
Series 2017-50A, Class C, (3 mo. LIBOR US + 2.25%), 3.97%, 07/15/30		500	508,464
Greenwood Park CLO Ltd., Series 2018-1A, Class D, 1.00%, 04/15/31(b)(d)(e)(f)		500	500,000
Highbridge Loan Management Ltd., Series 5A-2015(c)(d):
Class C1R, (3 mo. LIBOR US + 2.10%), 3.86%, 01/29/26		500	502,897
Class D1R, (3 mo. LIBOR US + 3.30%), 5.06%, 01/29/26		500	501,169
Class D2R, (3 mo. LIBOR US + 3.30%), 5.06%, 01/29/26		500	501,169
HPS Loan Management Ltd., Series 9A-2016, Class D2, (3 mo. LIBOR US + 6.45%), 8.19%, 07/19/27(c)(d)		800	811,695
LCM XV LP, Series 15A, Class CR, (3 mo. LIBOR US + 2.40%), 3.14%, 07/20/30(c)(d)		500	509,795
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.25%), 4.99%, 07/20/26(c)(d)		500	504,028

Security		Par (000)	Value
Asset-Backed Securities (continued)
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.45%), 5.21%, 01/27/26(c)(d)	USD	500	$501,639
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.50%), 7.24%, 04/20/26(c)(d)		500	500,996
Mill Creek II CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.75%), 9.49%, 04/20/28(c)(d)		500	504,404
MP CLO VI Ltd., Series 2014-2A, Class DR, (3 mo. LIBOR US + 3.50%), 5.22%, 01/15/27(c)(d)		1,000	1,014,550
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class D, 4.22%, 01/15/28(d)(e)		500	500,889
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.65%), 5.39%, 04/22/29(c)(d)		500	510,582
Neuberger Berman CLO XVIII Ltd., Series 2014-18A(c)(d):
Class BR, (3 mo. LIBOR US + 2.55%), 4.38%, 11/14/27		500	506,041
Class CR, (3 mo. LIBOR US + 4.25%), 6.08%, 11/14/27		1,500	1,523,311
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, (3 mo. LIBOR US + 6.75%), 8.48%, 10/17/27(c)(d)		500	510,143
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, (3 mo. LIBOR US + 6.58%), 8.31%, 10/17/27(c)(d)		500	509,592
OCP CLO Ltd., Series 2015-8A, Class CR, 4.53%, 04/17/27(d)(e)		250	250,662
Octagon Investment Partners Ltd.(d):
Series 2013-1A, Class A1R2, 3.02%, 01/25/31(e)		1,500	1,500,000
Series 2013-1A, Class BR2, 3.42%, 01/25/31(e)		500	500,000
Series 2013-1A, Class CR2, 3.72%, 01/25/31(e)		750	750,000
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.95%), 6.67%, 04/15/27(c)		500	501,981
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 4.49%, 01/22/30(d)(e)		1,000	999,694
Octagon Investment Partners XXVII Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.10%), 8.82%, 07/15/27(c)(d)		1,000	1,018,066
Octagon Investment Partners XXXII Ltd., Series 2017-1A, Class E, 7.92%, 07/15/29(d)(e)		500	513,940
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(d)		200	199,861
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.55%), 5.29%, 01/20/27(c)(d)		1,000	1,004,514
OZLM XIX Ltd., Series 2017-19A, Class C, 4.47%, 11/22/30(d)(e)		500	507,255
OZLME III DAC, Series 3X, Class E, 4.80%, 08/24/30(e)	EUR	200	246,649
Palmer Square CLO Ltd., Series 2014-1A, Class BR2, 3.58%, 01/17/31(d)(e)	USD	500	503,377
Stewart Park CLO Ltd., Series 2015-1A(d)(e):
Class DR, 4.32%, 01/15/30		1,000	999,768
Class ER, 7.00%, 01/15/30		1,000	984,803
Symphony CLO Ltd., Series 2016-17A, Class D, (3 mo. LIBOR US + 4.80%), 6.52%, 04/15/28(c)(d)		250	250,949

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Symphony CLO XII Ltd., Series 2013-12A, Class DR, (3 mo. LIBOR US + 3.25%), 4.97%, 10/15/25(c)(d)	USD	1,000	$1,001,013
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.25%), 5.99%, 01/20/29(c)(d)		750	774,252
Voya CLO Ltd., Series 2016-3A(c)(d):
Class C, (3 mo. LIBOR US + 3.85%), 5.58%, 10/18/27		1,000	1,013,008
Class D, (3 mo. LIBOR US + 6.85%), 8.58%, 10/18/27		500	512,256
Westcott Park CLO Ltd., Series 2016-1A(c)(d):
Class D, (3 mo. LIBOR US + 4.35%), 6.09%, 07/20/28		500	513,051
Class E, (3 mo. LIBOR US + 7.20%), 8.94%, 07/20/28		500	518,043
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.34%, 10/20/29(c)(d)		500	511,343
York CLO-3 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.40%), 8.14%, 10/20/29(c)(d)		500	508,540

Total Asset-Backed Securities — 4.0% (Cost — $59,077,130)			60,616,514

Corporate Bonds — 114.9%
Aerospace & Defense — 3.3%
Arconic, Inc.:
6.15%, 08/15/20		1,540	1,630,213
5.87%, 02/23/22		705	747,300
5.13%, 10/01/24		4,924	5,102,495
5.90%, 02/01/27		1,890	2,031,750
6.75%, 01/15/28		689	785,460
5.95%, 02/01/37		674	719,562
Bombardier, Inc.(d):
7.75%, 03/15/20		1,434	1,530,795
8.75%, 12/01/21		3,830	4,198,637
6.00%, 10/15/22		1,369	1,365,577
6.13%, 01/15/23		438	439,095
7.50%, 12/01/24		3,060	3,178,575
7.50%, 03/15/25		5,799	5,951,224
7.45%, 05/01/34		686	699,720
EnPro Industries, Inc., 5.88%, 09/15/22		978	1,013,746
KLX, Inc., 5.88%, 12/01/22(d)		5,590	5,757,700
Koppers, Inc., 6.00%, 02/15/25(d)		1,190	1,231,650
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(d)		1,089	1,135,283
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(d)		1,077	1,133,543
Telecom Italia SpA/Milano, 2.38%, 10/12/27	EUR	130	156,329
TransDigm, Inc.:
6.00%, 07/15/22	USD	6,361	6,512,074
6.50%, 07/15/24		3,382	3,487,687
6.50%, 05/15/25		1,160	1,189,000
6.38%, 06/15/26		96	98,160

			50,095,575
Air Freight & Logistics — 0.4%
Air Medical Merger Sub Corp., 6.38%, 05/15/23(d)		805	764,750
XPO Logistics, Inc., 6.50%, 06/15/22(d)		5,442	5,652,877

			6,417,627

Security		Par (000)	Value
Airlines — 0.3%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 05/15/23	USD	2,862	$2,977,079
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18(d)		1,716	1,740,283

			4,717,362
Auto Components — 1.1%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	456	570,228
Allison Transmission, Inc., 5.00%, 10/01/24(d)	USD	827	838,371
Faurecia, 3.63%, 06/15/23	EUR	180	230,400
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24		400	530,700
Fiat Chrysler Finance Europe, 4.75%, 07/15/22		367	503,988
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		100	127,033
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	471	471,000
Grupo-Antolin Irausa SA, 3.25%, 04/30/24	EUR	316	396,442
HP Pelzer Holding GmbH, 4.13%, 04/01/24		286	355,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20	USD	140	142,730
6.25%, 02/01/22		1,452	1,473,780
6.75%, 02/01/24		1,586	1,617,720
6.38%, 12/15/25		982	985,683
IHO Verwaltungs GmbH(g):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	262	326,205
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		615	775,060
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26		225	289,598
(4.13% Cash or 4.88% PIK), 4.13%, 09/15/21(d)	USD	1,280	1,276,800
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(d)		1,367	1,339,660
Jaguar Land Rover Automotive PLC, 2.20%, 01/15/24	EUR	200	244,305
Schaeffler Finance BV, 4.75%, 05/15/23(d)	USD	1,440	1,465,200
Tesla, Inc., 5.30%, 08/15/25(d)		3,044	2,888,908
ZF North America Capital, Inc.:
2.75%, 04/27/23	EUR	100	130,708
4.75%, 04/29/25(d)	USD	159	163,571

			17,143,465
Banks — 0.7%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	710	935,122
Alpha Bank AE, 2.50%, 02/05/23		425	516,881
Banco Espirito Santo SA, 4.00%, 01/21/19(a)(i)		1,100	402,600
Banco Popolare, 2.75%, 07/27/20		800	1,018,530
Banco Popolare di Milano Scarl, 4.25%, 01/30/19		200	252,511
Bank of Ireland (5 year EUR Swap + 3.55%), 4.25%, 06/11/24(h)		540	688,753
Bank of Ireland Group PLC, 3.13%, 09/19/27(e)	GBP	100	135,988
Bankia SA(h):
(5 year EUR Swap + 3.17%), 4.00%, 05/22/24	EUR	700	886,712
(5 year EUR Swap + 3.35%), 3.38%, 03/15/27		200	258,742
CaixaBank SA(h):
(5 year EUR Swap + 3.35%), 3.50%, 02/15/27		200	260,338
(5 year EUR Swap + 2.35%), 2.75%, 07/14/28		100	125,936

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
CIT Group, Inc.:
5.00%, 08/15/22	USD	278	$286,687
5.00%, 08/01/23		404	415,110
6.00%, 04/01/36		2,800	2,646,000
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	100	135,145
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(e)		200	247,050
Intesa Sanpaolo SpA, 6.63%, 09/13/23		956	1,446,508
National Bank of Greece SA, 2.75%, 10/19/50		455	567,762

			11,226,375
Beverages — 0.2%
ARD Finance SA, (6.63% Cash or 7.38% PIK), 6.63%, 09/15/23(g)		200	259,494
BWAY Holding Co., 7.25%, 04/15/25(d)	USD	981	1,012,882
Horizon Parent Holdings Sarl, (8.25% Cash or 9.00% PIK), 8.25%, 02/15/22(g)	EUR	350	451,190
OI European Group BV:
4.00%, 03/15/23(d)	USD	1,461	1,413,517
3.13%, 11/15/24	EUR	175	218,128
Silgan Holdings, Inc., 3.25%, 03/15/25		230	286,156

			3,641,367
Biotechnology — 0.0%
Senvion Holding GmbH, 3.88%, 10/25/22		301	339,679

Building Materials — 0.1%
Jeld-Wen, Inc., 4.63%, 12/15/25(d)	USD	608	594,320
Titan Global Finance PLC:
3.50%, 06/17/21	EUR	400	516,060
2.38%, 11/16/24		346	417,899

			1,528,279
Building Products — 1.3%
American Builders & Contractors Supply Co., Inc.(d):
5.63%, 04/15/21	USD	526	532,575
5.75%, 12/15/23		982	1,023,735
Beacon Escrow Corp., 4.88%, 11/01/25(d)		3,473	3,387,217
BMBG Bond Finance SCA, 3.00%, 06/15/21	EUR	225	278,070
Building Materials Corp. of America, 6.00%, 10/15/25(d)	USD	2,308	2,437,825
CPG Merger Sub LLC, 8.00%, 10/01/21(d)		2,165	2,229,950
Masonite International Corp., 5.63%, 03/15/23(d)		3,698	3,822,807
Ply Gem Industries, Inc., 6.50%, 02/01/22		1,249	1,294,688
Standard Industries, Inc.(d):
5.50%, 02/15/23		1,708	1,754,970
5.38%, 11/15/24		299	305,728
USG Corp.(d):
5.50%, 03/01/25		904	940,160
4.88%, 06/01/27		1,586	1,562,210

			19,569,935
Cable Television Services — 0.1%
CB Escrow Corp., 8.00%, 10/15/25(d)		703	687,182

Capital Markets — 1.1%
Blackstone CQP Holdco LP(d):
6.50%, 03/20/21		13,913	14,034,739
6.00%, 08/18/21		2,265	2,275,759
LPL Holdings, Inc., 5.75%, 09/15/25(d)		323	327,037
NFP Corp., 6.88%, 07/15/25(d)		559	560,397

			17,197,932
Chemicals — 3.8%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		4,500	4,522,500

Security		Par (000)	Value
Chemicals (continued)
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	385	$493,584
Axalta Coating Systems LLC, 4.88%, 08/15/24(d)	USD	1,451	1,458,255
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		2,534	2,939,440
10.00%, 10/15/25		1,565	1,866,262
CF Industries, Inc.:
7.13%, 05/01/20		404	430,765
5.15%, 03/15/34		540	529,200
4.95%, 06/01/43		1,517	1,380,470
Chemours Co.:
6.13%, 05/15/23	EUR	100	128,303
6.63%, 05/15/23	USD	375	394,219
7.00%, 05/15/25		1,387	1,494,492
5.38%, 05/15/27		1,453	1,456,633
CTC Bond Co. GmbH, 5.25%, 12/15/25	EUR	207	252,262
Hexion, Inc., 10.38%, 02/01/22(d)	USD	1,360	1,326,000
Huntsman International LLC:
4.88%, 11/15/20		1,304	1,333,705
5.13%, 11/15/22		1,445	1,491,963
INEOS Finance PLC, 4.00%, 05/01/23	EUR	448	560,202
INEOS Group Holdings SA, 5.38%, 08/01/24		300	386,500
Kronos International, Inc., 3.75%, 09/15/25		232	291,537
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	6,758	7,028,320
NOVA Chemicals Corp., 4.88%, 06/01/24(d)		1,815	1,792,312
Olin Corp., 5.00%, 02/01/30		109	105,185
Platform Specialty Products Corp.(d):
6.50%, 02/01/22		10,527	10,803,334
5.88%, 12/01/25		4,158	4,137,210
PQ Corp.(d):
6.75%, 11/15/22		2,337	2,465,535
5.75%, 12/15/25		2,471	2,508,065
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	394	501,109
Tronox Finance PLC, 5.75%, 10/01/25(d)	USD	1,206	1,196,955
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(d)		764	777,370
Versum Materials, Inc., 5.50%, 09/30/24(d)		834	871,530
WR Grace & Co-Conn, 5.13%, 10/01/21(d)		2,483	2,569,905

			57,493,122
Commercial Services & Supplies — 2.3%
ADT Corp.:
6.25%, 10/15/21		347	368,471
3.50%, 07/15/22		1,723	1,645,465
4.13%, 06/15/23		1,781	1,732,022
4.88%, 07/15/32(d)		3,731	3,395,210
Advanced Disposal Services, Inc., 5.63%, 11/15/24(d)		1,563	1,594,260
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(d)		3,107	3,083,697
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24	EUR	100	129,194
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(d)	USD	2,453	2,428,470
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(d)		252	259,560
Harland Clarke Holdings Corp., 8.38%, 08/15/22(d)		2,752	2,848,320
KAR Auction Services, Inc., 5.13%, 06/01/25(d)		3,528	3,554,460
La Financiere Atalian SAS, 4.00%, 05/15/24	EUR	415	523,145
Mobile Mini, Inc., 5.88%, 07/01/24	USD	3,503	3,643,120
Paprec Holding SA, 5.25%, 04/01/22	EUR	271	338,958

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Park Aerospace Holdings Ltd.(d):
3.63%, 03/15/21	USD	1,473	$1,417,762
5.25%, 08/15/22		2,560	2,563,200
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(d)		1,289	1,303,566
United Rentals North America, Inc.:
5.75%, 11/15/24		1,354	1,398,005
5.50%, 05/15/27		1,128	1,154,508
Verisure Holding AB, 6.00%, 11/01/22	EUR	167	214,591
Wrangler Buyer Corp., 6.00%, 10/01/25(d)	USD	718	726,975

			34,322,959
Commercial Services & Supplies — 0.1%
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		828	832,140

Communications Equipment — 1.6%
CommScope Technologies Finance LLC, 6.00%, 06/15/25(d)		147	151,822
CommScope Technologies LLC, 5.00%, 03/15/27(d)		1,781	1,737,588
CommScope, Inc.(d):
5.00%, 06/15/21		2,278	2,309,322
5.50%, 06/15/24		1,804	1,837,825
Nokia OYJ:
3.38%, 06/12/22		714	694,294
4.38%, 06/12/27		852	817,920
6.63%, 05/15/39		3,486	3,764,880
Telefonaktiebolaget LM Ericsson, Series 7Y, 1.88%, 03/01/24	EUR	200	235,094
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23	USD	4,308	4,474,935
6.38%, 05/15/25		3,973	4,152,262
5.75%, 01/15/27(d)		3,962	3,981,810

			24,157,752
Construction & Engineering — 1.1%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(d)		8,405	9,087,906
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(d)		3,931	4,058,758
Engility Corp., 8.88%, 09/01/24		1,728	1,831,680
SPIE SA, 3.13%, 03/22/24	EUR	300	377,924
Tutor Perini Corp., 6.88%, 05/01/25(d)	USD	1,357	1,424,850
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25(d)		474	473,858

			17,254,976
Construction Materials — 1.3%
American Tire Distributors, Inc., 10.25%, 03/01/22(d)		1,953	2,033,796
Autodis SA:
(3 mo. Euribor + 4.38%), 4.38%, 05/01/22(c)	EUR	100	122,680
4.38%, 05/01/22		150	187,264
Beacon Roofing Supply, Inc., 6.38%, 10/01/23	USD	366	390,248
HD Supply, Inc., 5.75%, 04/15/24(d)		10,906	11,437,667
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	220	287,524
Navistar International Corp., 6.63%, 11/01/25(d)	USD	1,781	1,834,430
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(d)		1,106	1,198,627
Rexel SA:
3.50%, 06/15/23	EUR	461	589,388
2.63%, 06/15/24		250	313,023
Williams Scotsman International, Inc., 7.88%, 12/15/22(d)	USD	771	807,622

			19,202,269

Security		Par (000)	Value
Consumer Discretionary — 0.5%
Arch Merger Sub, Inc., 8.50%, 09/15/25(d)		1,356	$1,301,760
Elis SA, 1.88%, 02/15/23	EUR	100	123,067
Live Nation Entertainment, Inc., 4.88%, 11/01/24(d)	USD	296	294,150
Nielsen Co. Luxembourg SARL, 5.00%, 02/01/25(d)		463	462,278
ServiceMaster Co. LLC, 5.13%, 11/15/24(d)		606	596,910
Viking Cruises Ltd.(d):
6.25%, 05/15/25		889	902,335
5.88%, 09/15/27		3,641	3,549,975

			7,230,475
Consumer Finance — 2.4%
Alliance Data Systems Corp.(d):
5.88%, 11/01/21		3,207	3,279,157
5.38%, 08/01/22		2,329	2,337,734
Ally Financial, Inc.:
5.13%, 09/30/24		1,230	1,276,125
8.00%, 11/01/31		11,400	14,136,000
CDK Global, Inc., 4.88%, 06/01/27(d)		1,848	1,833,586
IHS Markit Ltd.(d):
4.75%, 02/15/25		1,125	1,150,312
4.00%, 03/01/26		614	595,580
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	180	235,735
Navient Corp.:
6.63%, 07/26/21	USD	1,454	1,519,430
6.50%, 06/15/22		2,048	2,135,040
5.50%, 01/25/23		932	922,680
7.25%, 09/25/23		1,100	1,168,750
6.13%, 03/25/24		642	648,420
5.88%, 10/25/24		723	715,770
6.75%, 06/25/25		730	749,382
5.63%, 08/01/33		1,821	1,620,690
OneMain Financial Holdings LLC, 7.25%, 12/15/21(d)		796	826,945
Springleaf Finance Corp.:
6.13%, 05/15/22		490	502,250
5.63%, 03/15/23		1,212	1,199,880

			36,853,466
Containers & Packaging — 3.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 06/30/21(d)		3,968	4,057,280
4.25%, 09/15/22(d)		627	624,649
4.13%, 05/15/23	EUR	275	351,473
4.63%, 05/15/23(d)	USD	1,738	1,735,828
2.75%, 03/15/24	EUR	231	285,627
6.75%, 05/15/24		450	599,096
7.25%, 05/15/24(d)	USD	9,905	10,610,731
6.00%, 02/15/25(d)		5,909	6,056,725
4.75%, 07/15/27(d)	GBP	427	571,624
4.75%, 07/15/27		362	484,608
Ball Corp.:
5.00%, 03/15/22	USD	710	736,625
4.00%, 11/15/23		1,606	1,589,940
4.38%, 12/15/23	EUR	100	137,833
BWAY Holding Co., 5.50%, 04/15/24(d)	USD	4,925	5,035,813
Crown European Holdings SA, 3.38%, 05/15/25	EUR	303	383,788
Hercule Debtco Sarl, (6.75% Cash or 7.50% PIK), 6.75%, 06/30/24(g)		100	122,763
Horizon Holdings I SASU, 7.25%, 08/01/23		100	127,996
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22(c)		200	257,573

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Containers & Packaging (continued)
Mercer International, Inc.:
6.50%, 02/01/24	USD	1,446	$1,514,685
5.50%, 01/15/26(d)		767	763,165
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20		6,255	6,348,440
(3 mo. LIBOR US + 3.50%), 5.22%, 07/15/21(c)(d)		3,030	3,064,088
5.13%, 07/15/23(d)		1,259	1,282,606
7.00%, 07/15/24(d)		6,231	6,562,022
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	150	190,567
Sealed Air Corp.:
4.88%, 12/01/22(d)	USD	1,223	1,259,690
4.50%, 09/15/23	EUR	560	765,649
6.88%, 07/15/33(d)	USD	700	787,500
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22(d)		1,754	1,815,390
Verallia Packaging SASU, 5.13%, 08/01/22	EUR	575	726,109

			58,849,883
Diversified Consumer Services — 1.6%
APX Group, Inc.:
6.38%, 12/01/19	USD	216	219,240
8.75%, 12/01/20		1,972	1,986,790
7.88%, 12/01/22		1,874	1,974,727
Ascend Learning LLC, 6.88%, 08/01/25(d)		2,023	2,083,690
Cognita Financing PLC, 7.75%, 08/15/21	GBP	225	319,205
GW Honos Security Corp., 8.75%, 05/15/25(d)	USD	586	630,683
Laureate Education, Inc., 8.25%, 05/01/25(d)		591	629,415
Matthews International Corp., 5.25%, 12/01/25(d)		774	775,935
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	177	246,092
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(d)	USD	12,368	13,465,660
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)		1,406	1,384,910

			23,716,347
Diversified Financial Services — 1.8%
Aircastle Ltd.:
7.63%, 04/15/20		128	137,600
5.13%, 03/15/21		643	660,682
5.50%, 02/15/22		2,471	2,569,840
Arrow Global Finance PLC:
5.13%, 09/15/24	GBP	125	173,719
(3 mo. Euribor + 2.88%), 2.88%, 04/01/25(c)	EUR	254	304,445
Banca IFIS SpA, 4.50%, 10/17/27(e)		375	464,934
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	100	139,391
7.50%, 10/01/23		220	320,174
DPL, Inc., 7.25%, 10/15/21	USD	230	250,700
FBM Finance, Inc., 8.25%, 08/15/21(d)		2,660	2,806,300
Garfunkelux Holdco 3 SA, 4.50%, 09/01/23(e)	EUR	220	254,996
Intrum Justitia AB:
2.75%, 07/15/22		437	523,818
3.13%, 07/15/24		310	367,314
Jefferies Finance LLC/JFIN Co-Issuer Corp.(d):
7.38%, 04/01/20	USD	2,695	2,727,367
6.88%, 04/15/22		2,552	2,552,000
Lehman Brother Holding Escrow, 1.00%, 09/22/18(b)		430	17,415
Lehman Brothers Holdings, Inc.(b)(e):
5.38%, 10/17/18	EUR	350	18,147
4.75%, 01/16/19		1,890	97,997

Security		Par (000)	Value
Diversified Financial Services (continued)
Lehman Brothers Holdings, Inc.(b)(e) (continued):
1.00%, 02/05/19	EUR	3,950	$204,808
1.00%, 12/31/49	USD	1,535	62,167
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	584	723,310
Lincoln Finance Ltd., 6.88%, 04/15/21		100	126,785
Mercury Bondco PLC(g):
(7.13% Cash or 7.88% PIK), 7.13%, 05/30/21		525	663,096
(8.25% Cash or 9.00% PIK), 8.25%, 05/30/21		564	720,002
Newco GB SAS, 8.00%, 12/15/22(g)		117	144,167
Pershing Square Holdings Ltd., 5.50%, 07/15/22(d)	USD	2,100	2,161,845
ProGroup AG:
5.13%, 05/01/22	EUR	206	257,824
(3 mo. Euribor + 2.50%), 2.50%, 03/31/24(c)		112	137,337
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)	USD	3,093	3,116,197
UniCredit SpA:
6.95%, 10/31/22	EUR	375	561,896
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(h)		700	947,078
(5 year EUR Swap + 4.32%), 4.38%, 01/03/27(h)		567	752,536
Vantiv LLC/Vanity Issuer Corp.(d):
3.88%, 11/15/25	GBP	357	486,643
4.38%, 11/15/25	USD	1,168	1,131,500
Verisure Midholding AB, 5.75%, 12/01/23	EUR	250	304,646
WMG Acquisition Corp.:
4.13%, 11/01/24		250	320,021
5.50%, 04/15/26(d)(f)	USD	776	776,000

			27,984,697
Diversified Telecommunication Services — 3.2%
CenturyLink, Inc.:
5.63%, 04/01/25		845	764,725
Series P, 7.60%, 09/15/39		54	47,115
Series S, 6.45%, 06/15/21		7,518	7,687,155
Series T, 5.80%, 03/15/22		1,539	1,517,839
Series U, 7.65%, 03/15/42		743	646,410
Cincinnati Bell, Inc., 7.00%, 07/15/24(d)		2,236	2,124,200
Frontier Communications Corp.:
7.13%, 03/15/19		1,445	1,470,288
7.13%, 01/15/23		719	479,034
7.63%, 04/15/24		1,188	754,380
6.88%, 01/15/25		5,097	3,109,170
11.00%, 09/15/25		2,166	1,697,602
Level 3 Financing, Inc.:
5.38%, 08/15/22		243	245,430
5.63%, 02/01/23		1,971	1,990,710
5.13%, 05/01/23		1,292	1,292,000
5.38%, 01/15/24		1,521	1,513,395
5.38%, 05/01/25		2,469	2,450,482
5.25%, 03/15/26		5,666	5,453,468
OTE PLC, 3.50%, 07/09/20	EUR	470	606,371
Qwest Corp., 6.75%, 12/01/21	USD	680	726,165
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(h)(j)		1,935	1,909,555
4.75%, 09/19/24		700	679,187
4.75%, 07/30/25	EUR	415	532,881
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	831	909,945
6.00%, 09/30/34		6,039	6,325,852

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Telecom Italia Capital SA (continued):
7.20%, 07/18/36	USD	958	$1,120,860
7.72%, 06/04/38		134	164,150
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	280	508,293
Telecom Italia SpA:
1.13%, 03/26/22(k)		100	120,170
3.25%, 01/16/23		300	398,009
5.88%, 05/19/23	GBP	400	628,884
3.63%, 01/19/24	EUR	200	268,504
5.30%, 05/30/24(d)	USD	431	446,624

			48,588,853
Electric Utilities — 0.2%
AES Corp., 5.50%, 04/15/25		682	699,050
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(d)		1,225	1,208,156
Talen Energy Supply LLC, 6.50%, 06/01/25		1,782	1,376,595
Viridian Group FinanceCo PLC/Viridian Power and Energy, 4.00%, 09/15/25	EUR	100	114,375

			3,398,176
Electrical Equipment — 0.1%
Areva SA, 4.88%, 09/23/24		550	742,837
Belden, Inc., 5.50%, 04/15/23		13	16,375

			759,212
Electronic Equipment, Instruments & Components — 0.9%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23	USD	3,624	3,678,360
5.50%, 12/01/24		6,605	6,902,225
5.00%, 09/01/25		714	719,355
Itron, Inc., 5.00%, 01/15/26(d)		231	229,845
SESI LLC, 7.75%, 09/15/24(d)		1,389	1,444,560

			12,974,345
Energy Equipment & Services — 1.6%
Ensco PLC, 5.20%, 03/15/25		270	224,100
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(d)		2,780	2,828,650
Noble Holding International Ltd., 7.70%, 04/01/25		1,234	1,104,430
Oceaneering International, Inc., 6.00%, 02/01/28		1,378	1,358,152
Pattern Energy Group, Inc., 5.88%, 02/01/24(d)		935	962,863
Pioneer Energy Services Corp., 6.13%, 03/15/22		1,431	1,293,266
Precision Drilling Corp.:
6.50%, 12/15/21		530	539,275
5.25%, 11/15/24		600	571,500
Transocean, Inc.:
5.80%, 10/15/22		1,246	1,208,807
9.00%, 07/15/23(d)		5,675	6,129,000
6.80%, 03/15/38		703	565,915
Trinidad Drilling Ltd., 6.63%, 02/15/25(d)		2,272	2,195,320
Weatherford International Ltd.:
7.75%, 06/15/21		1,271	1,266,234
8.25%, 06/15/23		300	291,000
9.88%, 02/15/24		3,161	3,129,390

			23,667,902
Environmental, Maintenance, & Security Service — 0.2%
Tervita Escrow Corp., 7.63%, 12/01/21(d)		2,397	2,408,985

Security		Par (000)	Value
Food & Staples Retailing — 0.8%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24	USD	874	$805,173
5.75%, 03/15/25		1,011	884,625
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	225	318,991
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	300	405,588
4.50%, 03/07/24		500	661,157
Dollar Tree, Inc.:
5.25%, 03/01/20	USD	262	265,275
5.75%, 03/01/23		5,504	5,717,280
Post Holdings, Inc., 5.63%, 01/15/28(d)		484	471,295
Rite Aid Corp., 6.13%, 04/01/23(d)		2,735	2,748,675

			12,278,059
Food Products — 1.2%
Acosta, Inc., 7.75%, 10/01/22(d)		1,307	934,505
Aramark Services, Inc., 5.13%, 01/15/24		1,104	1,126,080
B&G Foods, Inc., 5.25%, 04/01/25		1,705	1,641,063
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)		2,638	2,750,115
Darling Global Finance BV, 4.75%, 05/30/22	EUR	100	125,096
JBS USA LLC/JBS USA Finance, Inc.(d):
5.88%, 07/15/24	USD	402	392,030
5.75%, 06/15/25		3,803	3,631,865
Pilgrim’s Pride Corp.(d)(f):
5.75%, 03/15/25		1,548	1,540,260
5.88%, 09/30/27		1,341	1,303,854
Post Holdings, Inc.(d):
5.50%, 03/01/25		847	852,294
5.00%, 08/15/26		2,006	1,905,700
5.75%, 03/01/27		1,884	1,860,450

			18,063,312
Forest Products — 0.1%
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(d)		1,884	1,865,537

Health Care Equipment & Supplies — 2.1%
Avantor, Inc.:
4.75%, 10/01/24	EUR	304	368,215
6.00%, 10/01/24(d)	USD	9,366	9,366,000
9.00%, 10/01/25(d)		2,620	2,626,550
Crimson Merger Sub, Inc., 6.63%, 05/15/22(d)		7,426	7,370,305
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(d)		7,026	6,815,220
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(d):
4.88%, 04/15/20		1,110	1,073,925
5.75%, 08/01/22		2,210	1,955,850
5.63%, 10/15/23		67	55,443
5.50%, 04/15/25		1,794	1,417,260
Teleflex, Inc., 4.88%, 06/01/26		684	677,160

			31,725,928
Health Care Providers & Services — 6.3%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		408	412,937
5.63%, 02/15/23		974	999,275
6.50%, 03/01/24		1,734	1,790,355
Amsurg Corp., 5.63%, 07/15/22		4,779	4,856,659
Centene Corp.:
5.63%, 02/15/21		2,080	2,129,400
4.75%, 05/15/22		2,467	2,508,631
6.13%, 02/15/24		391	410,550

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19	USD	993	$933,926
6.25%, 03/31/23		1,990	1,810,900
DaVita, Inc., 5.00%, 05/01/25		1,938	1,901,662
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(d)(g)		1,776	1,776,018
Envision Healthcare Corp.(d):
5.13%, 07/01/22		373	375,798
6.25%, 12/01/24		1,060	1,115,650
HCA, Inc.:
6.50%, 02/15/20		6,990	7,374,450
5.88%, 03/15/22		2,345	2,485,700
4.75%, 05/01/23		512	520,960
5.88%, 05/01/23		2,009	2,112,463
5.00%, 03/15/24		4,059	4,135,106
5.38%, 02/01/25		5,861	5,958,117
5.25%, 04/15/25		549	564,098
5.88%, 02/15/26		1,216	1,258,560
5.25%, 06/15/26		4,345	4,453,625
4.50%, 02/15/27		670	654,088
5.50%, 06/15/47		7,321	7,229,487
HealthSouth Corp., 5.75%, 11/01/24		1,170	1,181,700
MEDNAX, Inc., 5.25%, 12/01/23(d)		790	808,762
Molina Healthcare, Inc., 4.88%, 06/15/25(d)		685	655,887
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		3,886	4,090,015
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(d)(g)		4,239	4,323,780
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(d)		1,287	1,351,350
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(d)		424	430,360
Surgery Center Holdings, Inc.(d):
8.88%, 04/15/21		1,066	1,105,975
6.75%, 07/01/25		1,254	1,178,760
Tenet Healthcare Corp.:
4.75%, 06/01/20		210	213,150
6.00%, 10/01/20		4,540	4,721,555
7.50%, 01/01/22(d)		1,284	1,354,620
8.13%, 04/01/22		5,090	5,369,950
6.75%, 06/15/23		4,529	4,529,000
4.63%, 07/15/24(d)		2,138	2,052,480
THC Escrow Corp. III(d):
5.13%, 05/01/25		300	291,000
7.00%, 08/01/25		1,430	1,426,425
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	173	213,157
Vizient, Inc., 10.38%, 03/01/24(d)	USD	1,875	2,100,000
WellCare Health Plans, Inc., 5.25%, 04/01/25		706	714,557

			95,880,898
Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		1,607	1,607,000
Quintiles IMS, Inc.:
3.25%, 03/15/25(d)	EUR	350	430,763
3.25%, 03/15/25		570	701,527

			2,739,290
Hotels, Restaurants & Leisure — 4.5%
Burger King France SAS:
(3 mo. Euribor + 5.25%), 5.25%, 05/01/23(c)		305	379,110
6.00%, 05/01/24		325	420,246
Cirsa Funding Luxembourg SA:
5.75%, 05/15/21		100	126,179
5.88%, 05/15/23		100	126,176

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	210	$266,973
CPUK Finance Ltd.:
4.25%, 02/28/47	GBP	274	381,022
4.88%, 02/28/47		153	211,242
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(d)	USD	3,113	3,042,957
Eldorado Resorts, Inc., 6.00%, 04/01/25		938	966,140
ESH Hospitality, Inc., 5.25%, 05/01/25(d)		1,800	1,795,500
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		256	266,880
5.38%, 04/15/26		950	980,875
Golden Nugget, Inc., 6.75%, 10/15/24(d)		2,648	2,714,200
International Game Technology PLC, 4.75%, 02/15/23	EUR	210	284,085
Jacobs Entertainment, Inc., 7.88%, 02/01/24(d)	USD	473	505,519
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(d):
5.00%, 06/01/24		255	257,550
5.25%, 06/01/26		1,878	1,901,475
4.75%, 06/01/27		783	765,383
Melco Resorts Finance Ltd., 4.88%, 06/06/25(d)		1,847	1,806,865
MGM Resorts International:
5.25%, 03/31/20		920	948,750
6.75%, 10/01/20		2,998	3,200,365
6.63%, 12/15/21		1,724	1,862,868
4.63%, 09/01/26		3,124	3,053,679
New Red Finance, Inc.(d):
4.25%, 05/15/24		3,189	3,045,495
5.00%, 10/15/25		7,726	7,528,021
Pizzaexpress Financing 2 PLC, 6.63%, 08/01/21	GBP	110	143,763
Sabre GLBL, Inc.(d):
5.38%, 04/15/23	USD	1,516	1,527,370
5.25%, 11/15/23		745	750,588
Schumann SpA, 7.00%, 07/31/23	EUR	410	520,845
Scientific Games International, Inc.:
7.00%, 01/01/22(d)	USD	2,070	2,178,675
10.00%, 12/01/22		9,118	9,893,030
5.00%, 10/15/25(d)		3,466	3,427,007
3.38%, 02/15/26	EUR	100	119,150
5.50%, 02/15/26		142	165,444
Six Flags Entertainment Corp.(d):
4.88%, 07/31/24	USD	4,933	4,921,111
5.50%, 04/15/27		301	302,129
Snai SpA, 6.38%, 11/07/21	EUR	200	258,762
Station Casinos LLC, 5.00%, 10/01/25(d)	USD	2,555	2,491,125
Stonegate Pub Co. Financing PLC:
4.88%, 03/15/22	GBP	187	254,858
(3 mo. LIBOR GBP + 4.38%), 4.89%, 03/15/22(c)		150	205,989
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32		1,000	1,345,364
Vue International Bidco PLC, 7.88%, 07/15/20		520	726,622
Wyndham Worldwide Corp., 4.15%, 04/01/24	USD	1,110	1,112,140
Wynn Macau Ltd.(d):
4.88%, 10/01/24		860	842,800
5.50%, 10/01/27		200	196,940
Yum! Brands, Inc., 3.88%, 11/01/23		721	699,370

			68,920,637
Household Durables — 2.1%
Algeco Scotsman Global Finance 2 PLC, 10.00%, 08/15/23(d)		396	394,020

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Household Durables (continued)
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(d)	USD	1,644	$1,655,919
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(d)		1,604	1,656,130
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(d)		1,273	1,389,161
Lennar Corp.:
4.50%, 11/15/19		2,482	2,516,127
6.63%, 05/01/20(d)		1,160	1,226,700
8.38%, 01/15/21(d)		2,810	3,134,555
4.75%, 04/01/21		314	320,673
4.13%, 01/15/22		1,014	1,003,860
4.75%, 11/15/22		1,542	1,549,710
4.88%, 12/15/23		968	981,310
5.25%, 06/01/26(d)		302	308,040
4.75%, 11/29/27(d)		2,510	2,428,425
Mattamy Group Corp.(d):
6.88%, 12/15/23		1,062	1,113,773
6.50%, 10/01/25		1,107	1,156,815
MDC Holdings, Inc., 6.00%, 01/15/43		1,106	1,050,700
Meritage Homes Corp., 5.13%, 06/06/27		404	398,950
PulteGroup, Inc., 6.38%, 05/15/33		2,805	2,994,337
Tempur Sealy International, Inc., 5.50%, 06/15/26		2,203	2,164,447
Toll Brothers Finance Corp., 6.75%, 11/01/19		220	231,000
TRI Pointe Group, Inc.:
4.38%, 06/15/19		1,060	1,062,650
4.88%, 07/01/21		1,275	1,281,375
5.25%, 06/01/27		644	636,755
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24		770	793,100
William Lyon Homes, Inc., 5.88%, 01/31/25		769	767,078

			32,215,610
Household Products — 0.3%
ACCO Brands Corp., 5.25%, 12/15/24(d)		539	541,695
Diamond (BC) BV, 5.63%, 08/15/25	EUR	149	177,063
Prestige Brands, Inc., 6.38%, 03/01/24(d)	USD	2,034	2,084,850
Spectrum Brands, Inc., 6.63%, 11/15/22		1,385	1,431,744

			4,235,352
Independent Power and Renewable Electricity Producers — 2.2%
AES Corp.:
4.88%, 05/15/23		129	130,129
5.50%, 03/15/24		196	200,165
6.00%, 05/15/26		1,880	1,974,000
5.13%, 09/01/27		2,691	2,724,638
Calpine Corp.(d):
6.00%, 01/15/22		251	258,216
5.88%, 01/15/24		1,903	1,943,439
5.25%, 06/01/26		4,767	4,623,990
Dynegy, Inc.:
7.38%, 11/01/22		1,935	2,039,006
5.88%, 06/01/23		183	187,575
8.00%, 01/15/25(d)		1,653	1,795,571
8.13%, 01/30/26(d)		1,136	1,243,920
MPM Escrow LLC, 8.88%, 10/15/20(b)(e)		3,738	—
NRG Energy, Inc.:
6.25%, 07/15/22		1,384	1,428,980
6.25%, 05/01/24		469	485,415
6.63%, 01/15/27		7,549	7,794,343
5.75%, 01/15/28(d)		1,736	1,713,953
NRG Yield Operating LLC, 5.38%, 08/15/24		1,789	1,807,999
QEP Resources, Inc., 5.38%, 10/01/22		914	927,710

Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
TerraForm Power Operating LLC(d):
4.25%, 01/31/23	USD	1,191	$1,167,180
6.63%, 06/15/25(l)		140	151,550
5.00%, 01/31/28		1,185	1,146,843

			33,744,622
Industrial Conglomerates — 0.3%
Colfax Corp., 3.25%, 05/15/25	EUR	489	605,104
Vertiv Group Corp., 9.25%, 10/15/24(d)	USD	3,892	4,106,060

			4,711,164
Insurance — 1.5%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25(d)		1,183	1,156,382
Ardonagh Midco 3 PLC:
8.38%, 07/15/23	GBP	500	704,167
8.63%, 07/15/23(d)	USD	3,012	3,109,890
Assicurazioni Generali SpA(h):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	400	620,168
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		200	284,990
AssuredPartners, Inc., 7.00%, 08/15/25(d)	USD	441	450,923
BNP Paribas Cardif SA(3 mo. Euribor + 3.93%), 4.03%(h)(j)	EUR	100	134,818
Credit Agricole Assurances SA(5 year EUR Swap + 4.35%), 4.50%(h)(j)		200	275,110
Delta Lloyd NV(3 mo. Euribor + 3.90%), 4.38%(h)(j)		190	253,666
Groupama SA, 6.00%, 01/23/27		300	450,493
HUB International Ltd., 7.88%, 10/01/21(d)	USD	5,484	5,655,375
Radian Group, Inc.:
5.25%, 06/15/20		107	110,745
7.00%, 03/15/21		192	209,760
4.50%, 10/01/24		1,279	1,276,186
USIS Merger Sub, Inc., 6.88%, 05/01/25(d)		544	550,800
Wayne Merger Sub LLC, 8.25%, 08/01/23(d)		6,569	6,831,760

			22,075,233
Internet Software & Services — 0.7%
Equinix, Inc.:
5.38%, 01/01/22		1,110	1,150,237
2.88%, 03/15/24(f)	EUR	395	481,900
5.88%, 01/15/26	USD	3,197	3,348,857
Netflix, Inc.:
5.38%, 02/01/21		210	218,138
5.50%, 02/15/22		2,087	2,170,480
4.38%, 11/15/26		836	802,560
3.63%, 05/15/27	EUR	274	335,838
Symantec Corp., 5.00%, 04/15/25(d)	USD	1,596	1,619,263
United Group BV:
4.38%, 07/01/22	EUR	258	319,418
(3 mo. Euribor + 4.38%), 4.38%, 07/01/23(c)		395	484,310
ZPG PLC, 3.75%, 07/15/23	GBP	268	365,090

			11,296,091
IT Services — 2.3%
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(d)	USD	1,631	1,685,361
First Data Corp.(d):
7.00%, 12/01/23		8,023	8,434,179
5.75%, 01/15/24		18,420	18,742,350
Gartner, Inc., 5.13%, 04/01/25(d)		1,176	1,205,400
WEX, Inc., 4.75%, 02/01/23(d)		5,476	5,513,647

			35,580,937

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(d)	USD	1,983	$2,017,702
6.20%, 10/01/40		566	526,380
5.45%, 11/01/41		332	292,160

			2,836,242
Machinery — 0.6%
Cleaver-Brooks, Inc., 7.88%, 03/01/23(d)		600	633,000
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	258	312,793
SPX FLOW, Inc.(d):
5.63%, 08/15/24	USD	993	1,010,378
5.88%, 08/15/26		993	1,020,307
Terex Corp., 5.63%, 02/01/25(d)		4,399	4,442,990
Wabash National Corp., 5.50%, 10/01/25(d)		1,510	1,494,900

			8,914,368
Media — 13.1%
Altice Financing SA(d):
6.63%, 02/15/23		1,145	1,143,569
7.50%, 05/15/26		6,130	6,175,975
Altice Luxembourg SA:
7.25%, 05/15/22	EUR	674	792,851
7.75%, 05/15/22(d)	USD	6,488	6,050,060
6.25%, 02/15/25	EUR	350	398,306
Altice US Finance I Corp.(d):
5.38%, 07/15/23	USD	7,810	7,936,912
5.50%, 05/15/26		1,711	1,693,890
AMC Networks, Inc.:
5.00%, 04/01/24		1,165	1,167,912
4.75%, 08/01/25		2,152	2,084,750
Banijay Group SAS, 4.00%, 07/01/22	EUR	129	163,549
Block Communications, Inc., 6.88%, 02/15/25(d)	USD	685	708,975
Cablevision Systems Corp., 8.00%, 04/15/20		2,224	2,363,445
Capital Stage Finance BV, 5.25%(e)(j)(k)	EUR	100	137,708
CBS Radio, Inc., 7.25%, 11/01/24(d)	USD	526	541,675
CCO Holdings LLC/CCO Holdings Capital Corp.(d):
4.00%, 03/01/23		1,937	1,886,154
5.13%, 05/01/23		137	139,569
5.13%, 05/01/27		15,268	14,701,863
5.00%, 02/01/28		1,960	1,850,338
Cellnex Telecom SA:
2.38%, 01/16/24	EUR	200	247,782
Series CLNX, 1.50%, 01/16/26(k)		100	123,839
Cequel Communications Holdings I LLC/Cequel Capital Corp.(d):
6.38%, 09/15/20	USD	210	212,363
5.13%, 12/15/21		7,150	7,112,020
7.75%, 07/15/25		7,299	7,773,435
Clear Channel International BV, 8.75%, 12/15/20(d)		4,201	4,390,045
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		14,259	14,617,892
Series B, 7.63%, 03/15/20		7,377	7,367,779
CSC Holdings LLC:
7.63%, 07/15/18		351	355,388
10.13%, 01/15/23(d)		4,866	5,437,755
5.25%, 06/01/24		4,789	4,609,412
6.63%, 10/15/25(d)		419	439,950
10.88%, 10/15/25(d)		11,138	13,142,840
DISH DBS Corp.:
6.75%, 06/01/21		74	76,035
5.88%, 07/15/22		2,966	2,891,850
5.00%, 03/15/23		1,948	1,789,725
5.88%, 11/15/24		3,024	2,835,000
7.75%, 07/01/26		4,963	4,888,555

Security		Par (000)	Value
Media (continued)
DISH Network Corp., 3.38%, 08/15/26(k)	USD	1,514	$1,523,182
eircom Finance DAC, 4.50%, 05/31/22	EUR	300	374,967
GTT Communications, Inc., 7.88%, 12/31/24(d)	USD	2,446	2,542,311
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		595	640,369
5.25%, 08/01/26		2,908	2,835,300
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		2,603	2,424,044
5.50%, 08/01/23		2,702	2,232,527
9.75%, 07/15/25(d)		3,508	3,328,215
LG Finance Co. Corp., 5.88%, 11/01/24(d)		598	624,671
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	300	395,280
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24(d)	USD	639	618,232
MDC Partners, Inc., 6.50%, 05/01/24(d)		2,003	1,997,992
Meredith Corp., 6.88%, 02/01/26(d)		776	800,250
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(d)		1,100	1,161,875
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 08/01/18(d)		2,039	2,039,000
Numericable Group SA:
5.38%, 05/15/22	EUR	280	348,750
6.00%, 05/15/22	USD	200	194,250
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(d)		1,450	1,410,125
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(d)		390	389,025
Radio One, Inc., 7.38%, 04/15/22(d)		805	807,012
SFR Group SA(d):
6.00%, 05/15/22		5,489	5,331,191
7.38%, 05/01/26		9,382	9,056,445
Sirius XM Radio, Inc.(d):
4.63%, 05/15/23		230	229,425
5.00%, 08/01/27		409	397,753
TEGNA, Inc.:
5.13%, 10/15/19		457	463,284
5.50%, 09/15/24(d)		344	353,460
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(d)		1,800	1,737,000
Telenet Finance V Luxembourg SCA, 6.75%, 08/15/24	EUR	982	1,269,923
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		290	382,412
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(d)	USD	2,154	2,364,015
Townsquare Media, Inc., 6.50%, 04/01/23(d)		517	491,150
Tribune Media Co., 5.88%, 07/15/22		172	175,440
Unitymedia GmbH, 3.75%, 01/15/27	EUR	300	385,508
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 04/15/23		146	183,789
3.50%, 01/15/27		200	256,810
6.25%, 01/15/29		800	1,105,808
Univision Communications, Inc.(d):
5.13%, 05/15/23	USD	2,315	2,193,462
5.13%, 02/15/25		1,036	957,005
UPCB Finance IV Ltd.:
5.38%, 01/15/25(d)		1,974	1,951,792
4.00%, 01/15/27	EUR	400	507,364
UPCB Finance VII Ltd., 3.63%, 06/15/29		300	357,289
Videotron Ltd., 5.13%, 04/15/27(d)	USD	2,383	2,404,161

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Virgin Media Finance PLC:
4.50%, 01/15/25	EUR	183	$229,355
5.75%, 01/15/25(d)	USD	4,788	4,704,210
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	778	1,087,419
Virgin Media Secured Finance PLC:
5.13%, 01/15/25		210	298,170
4.88%, 01/15/27		309	424,337
6.25%, 03/28/29		829	1,215,376
Ziggo Bond Finance BV:
4.63%, 01/15/25	EUR	300	371,446
5.88%, 01/15/25(d)	USD	2,643	2,543,887
Ziggo Secured Finance BV:
4.25%, 01/15/27	EUR	260	319,983
5.50%, 01/15/27(d)	USD	756	724,815

			199,410,027
Metals & Mining — 7.2%
Alcoa Nederland Holding BV, 7.00%, 09/30/26(d)		681	735,480
ArcelorMittal:
3.00%, 04/09/21	EUR	100	131,158
3.13%, 01/14/22		100	132,385
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)	USD	1,407	1,487,903
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(d)		1,222	1,192,978
CONSOL Energy, Inc., 11.00%, 11/15/25(d)		2,194	2,347,580
Constellium NV:
5.75%, 05/15/24(d)		1,392	1,402,440
6.63%, 03/01/25(d)		1,231	1,274,085
4.25%, 02/15/26	EUR	151	186,339
5.88%, 02/15/26(d)	USD	3,427	3,461,270
First Quantum Minerals Ltd.(d):
7.00%, 02/15/21		4,991	5,146,969
7.25%, 05/15/22		791	814,730
6.50%, 03/01/24		1,503	1,493,606
6.88%, 03/01/26		1,789	1,780,055
Freeport-McMoRan, Inc.:
2.38%, 03/15/18		15,430	15,417,656
3.10%, 03/15/20		2,976	2,946,240
4.00%, 11/14/21		2,078	2,067,610
3.55%, 03/01/22		5,170	5,029,376
3.88%, 03/15/23		6,256	6,068,320
5.40%, 11/14/34		689	671,775
5.45%, 03/15/43		7,358	7,100,470
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		2,662	2,815,065
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22 (d)		1,378	1,534,196
Kaiser Aluminum Corp., 5.88%, 05/15/24		773	809,949
Kinross Gold Corp.:
4.50%, 07/15/27 (d)		807	782,790
6.88%, 09/01/41		551	635,028
Novelis Corp.(d):
6.25%, 08/15/24		8,460	8,650,350
5.88%, 09/30/26		4,503	4,536,772
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	530	662,673
Ovako AB, 5.00%, 10/05/22		400	496,825
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		100	126,270
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	3,215	3,255,187
5.25%, 04/15/23		949	969,166

Security		Par (000)	Value
Metals & Mining (continued)
Steel Dynamics, Inc. (continued):
5.50%, 10/01/24	USD	1,540	$1,593,900
4.13%, 09/15/25		1,275	1,233,563
5.00%, 12/15/26		470	479,400
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(d)		1,660	1,730,550
Teck Resources Ltd.:
4.50%, 01/15/21		902	913,726
3.75%, 02/01/23		2,259	2,208,173
8.50%, 06/01/24(d)		4,081	4,540,112
5.20%, 03/01/42		2,547	2,464,222
5.40%, 02/01/43		3,691	3,654,090
ThyssenKrupp AG:
2.75%, 03/08/21	EUR	100	128,954
1.38%, 03/03/22		675	830,912
2.50%, 02/25/25		100	129,381
United States Steel Corp.:
8.38%, 07/01/21(d)	USD	1,768	1,896,180
6.88%, 08/15/25		1,912	2,007,600

			109,973,459
Multi-Utilities — 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 07/15/19		980	982,450
6.88%, 10/15/21		1,624	1,636,180

			2,618,630
Multiline Retail — 0.1%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(d)		1,214	734,470

Offshore Drilling & Other Services — 0.1%
Entegris, Inc., 4.63%, 02/10/26(d)		1,250	1,228,125

Oil, Gas & Consumable Fuels — 13.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24		801	853,065
Andeavor Logistics LP, Series A, 6.88%(e)(j)		2,138	2,179,424
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		385	393,663
Antero Resources Corp.:
5.13%, 12/01/22		744	750,510
5.63%, 06/01/23		644	660,100
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		1,471	1,566,615
Berry Petroleum Co. LLC, 7.00%, 02/15/26(d)		1,774	1,805,045
California Resources Corp., 8.00%, 12/15/22(d)		2,740	2,171,450
Callon Petroleum Co., 6.13%, 10/01/24		3,050	3,111,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50%, 04/15/21		124	120,900
7.63%, 01/15/22		1,484	1,476,580
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		1,034	1,036,585
8.25%, 07/15/25		711	758,993
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		1,928	2,157,432
5.88%, 03/31/25		2,359	2,494,642
5.13%, 06/30/27		5,605	5,668,056
Cheniere Energy Partners LP, 5.25%, 10/01/25(d)		2,065	2,085,650
Chesapeake Energy Corp.:
5.75%, 03/15/23		216	197,640
8.00%, 01/15/25(d)		475	469,063
8.00%, 06/15/27(d)		5,527	5,299,011

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.:
5.88%, 04/15/22	USD	7,131	$7,171,112
8.00%, 04/01/23		786	832,178
Continental Resources, Inc.:
3.80%, 06/01/24		2,909	2,825,366
4.38%, 01/15/28(d)		2,200	2,145,000
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(d)		2,297	2,331,455
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		385	396,550
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		5,172	5,068,560
DCP Midstream LLC(d):
6.45%, 11/03/36		1,258	1,383,800
6.75%, 09/15/37		1,490	1,661,350
DEA Finance SA, 7.50%, 10/15/22	EUR	330	442,813
Denbury Resources, Inc., 9.25%, 03/31/22(d)	USD	3,335	3,418,375
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		620	629,300
Diamondback Energy, Inc., 5.38%, 05/31/25		1,487	1,487,000
Eclipse Resources Corp., 8.88%, 07/15/23		550	552,750
Endeavor Energy Resources LP/EER Finance, Inc.(d):
5.50%, 01/30/26		804	797,970
5.75%, 01/30/28		1,470	1,470,000
Energy Transfer Equity LP:
7.50%, 10/15/20		665	721,525
4.25%, 03/15/23		1,164	1,141,814
5.88%, 01/15/24		2,263	2,398,780
5.50%, 06/01/27		1,774	1,836,090
Ensco PLC, 7.75%, 02/01/26		2,037	1,924,965
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		122	113,460
9.38%, 05/01/24(d)		2,753	2,030,337
8.00%, 11/29/24(d)		3,116	3,209,480
Extraction Oil & Gas, Inc.(d):
7.38%, 05/15/24		1,181	1,245,955
5.63%, 02/01/26		2,689	2,635,220
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		966	963,585
6.25%, 05/15/26		1,040	1,006,200
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(d)		2,055	2,142,337
Gulfport Energy Corp.:
6.63%, 05/01/23		1,334	1,370,685
6.00%, 10/15/24		490	481,425
6.38%, 05/15/25		470	463,538
6.38%, 01/15/26(d)		1,335	1,315,843
Halcon Resources Corp.:
6.75%, 02/15/25(d)		893	899,698
Series WI, 6.75%, 02/15/25		3,026	3,056,260
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(d)		2,470	2,470,000
Indigo Natural Resources LLC, 6.88%, 02/15/26(d)		1,204	1,177,175
Jones Energy Holdings LLC/Jones Energy Finance Corp., 9.25%, 03/15/23(d)		630	618,975
Matador Resources Co., 6.88%, 04/15/23		6	6,270
MEG Energy Corp.(d):
6.38%, 01/30/23		1,897	1,626,677
7.00%, 03/31/24		2,222	1,894,255
6.50%, 01/15/25		3,410	3,346,062

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.:
6.88%, 08/15/24	USD	2,221	$2,335,115
5.75%, 08/15/25		106	105,629
5.88%, 12/01/42		247	230,945
Nabors Industries, Inc.:
4.63%, 09/15/21		303	295,425
5.75%, 02/01/25(d)		780	744,413
Newfield Exploration Co., 5.63%, 07/01/24		872	917,780
NGPL PipeCo LLC(d):
4.38%, 08/15/22		1,254	1,250,865
7.77%, 12/15/37		4,720	5,782,000
Noble Holding International Ltd.:
7.75%, 01/15/24		1,479	1,351,436
7.88%, 02/01/26(d)		4,810	4,834,050
Oasis Petroleum, Inc.:
6.50%, 11/01/21		837	853,740
6.88%, 03/15/22		1,432	1,466,905
6.88%, 01/15/23		663	676,260
Paramount Resources Ltd., 6.88%, 06/30/23(d)		3,070	3,192,800
Parker Drilling Co., 7.50%, 08/01/20		335	309,038
Parsley Energy LLC/Parsley Finance Corp.(d):
6.25%, 06/01/24		458	474,030
5.38%, 01/15/25		2,170	2,148,300
5.25%, 08/15/25		532	524,020
5.63%, 10/15/27		1,647	1,633,618
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		1,424	1,473,840
PDC Energy, Inc.:
6.13%, 09/15/24		250	255,625
5.75%, 05/15/26(d)		1,540	1,520,288
Petroleos Mexicanos, 5.38%, 03/13/22(d)		270	282,150
Precision Drilling Corp., 7.13%, 01/15/26(d)		2,023	2,040,701
Range Resources Corp.:
5.88%, 07/01/22		2,612	2,651,180
5.00%, 08/15/22		530	522,050
5.00%, 03/15/23		317	309,868
4.88%, 05/15/25		250	239,375
Resolute Energy Corp., 8.50%, 05/01/20		2,474	2,470,907
Rockies Express Pipeline LLC(d):
6.00%, 01/15/19		1,984	2,028,640
5.63%, 04/15/20		695	721,931
6.88%, 04/15/40		2,829	3,317,002
Rowan Cos., Inc.:
4.88%, 06/01/22		195	183,300
4.75%, 01/15/24		716	622,920
7.38%, 06/15/25		4,173	4,120,837
RSP Permian, Inc.:
6.63%, 10/01/22		2,395	2,496,787
5.25%, 01/15/25		1,046	1,053,845
Sanchez Energy Corp.:
7.75%, 06/15/21		3,355	3,204,025
6.13%, 01/15/23		1,822	1,366,500
7.25%, 02/15/23(d)		1,536	1,555,200
SESI LLC, 7.13%, 12/15/21		655	668,100
Seven Generations Energy Ltd., 5.38%, 09/30/25(d)		2,373	2,319,607
SM Energy Co.:
6.50%, 11/15/21		845	857,675
6.13%, 11/15/22		1,620	1,636,200
6.50%, 01/01/23		1,339	1,339,000
5.00%, 01/15/24		318	298,920
5.63%, 06/01/25		324	309,623
6.75%, 09/15/26		112	112,560

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.:
6.70%, 01/23/25	USD	232	$227,360
7.50%, 04/01/26		1,684	1,700,840
7.75%, 10/01/27		1,290	1,315,800
Sunoco LP/Sunoco Finance Corp.(d):
4.88%, 01/15/23		2,733	2,719,062
5.88%, 03/15/28		808	811,030
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(d):
5.50%, 09/15/24		2,617	2,695,458
5.50%, 01/15/28		1,823	1,827,557
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		78	79,122
4.25%, 11/15/23		845	823,875
5.13%, 02/01/25		548	546,625
5.38%, 02/01/27		531	531,000
5.00%, 01/15/28(d)		2,308	2,241,645
Transocean, Inc., 7.50%, 01/15/26(d)		1,753	1,766,147
Tullow Oil PLC:
6.00%, 11/01/20(d)		200	202,000
6.00%, 11/01/20		200	202,000
Weatherford International Ltd.:
6.50%, 08/01/36		1,021	775,960
7.00%, 03/15/38		1,523	1,210,785
5.95%, 04/15/42		959	690,480
Whiting Petroleum Corp., 6.63%, 01/15/26(d)		2,879	2,936,580
WildHorse Resource Development Corp., 6.88%, 02/01/25		898	920,450
Williams Cos., Inc.:
4.55%, 06/24/24		1,614	1,626,105
5.75%, 06/24/44		4,897	5,203,062
WPX Energy, Inc.:
7.50%, 08/01/20		258	276,060
6.00%, 01/15/22		1,165	1,208,688
8.25%, 08/01/23		1,245	1,409,963
5.25%, 09/15/24		754	754,000

			211,772,293
Oil: Crude Producers — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28		2,133	2,015,685

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(d)		1,711	1,829,145
Stora Enso OYJ, 2.50%, 06/07/27	EUR	200	247,050

			2,076,195
Pharmaceuticals — 3.0%
Endo Finance LLC/Endo Finco, Inc.(d):
7.25%, 01/15/22	USD	1,176	981,960
6.00%, 07/15/23		931	698,250
Ephios Bondco PLC, 6.25%, 07/01/22	EUR	675	858,746
Ephios Holdco II PLC, 8.25%, 07/01/23		159	207,770
Grifols SA, 3.20%, 05/01/25		200	245,867
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(d)	USD	878	939,460
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(d)		10,081	10,131,405
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	204	246,428
Nidda Healthcare Holding AG, 3.50%, 09/30/24		150	183,357
Synlab Bondco PLC, 6.25%, 07/01/22		210	267,165

Security		Par (000)	Value
Pharmaceuticals (continued)
Team Health Holdings, Inc., 6.38%, 02/01/25(d)	USD	3,064	$2,803,560
Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 03/31/23	EUR	390	423,459
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	1,590	1,551,361
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(d)		1,841	1,850,205
6.75%, 08/15/21(d)		2,471	2,409,225
5.63%, 12/01/21(d)		724	684,180
6.50%, 03/15/22(d)		2,043	2,124,720
5.50%, 03/01/23(d)		930	823,050
4.50%, 05/15/23	EUR	926	986,991
5.88%, 05/15/23(d)	USD	5,709	5,073,874
7.00%, 03/15/24(d)		3,210	3,378,525
6.13%, 04/15/25(d)		5,935	5,207,963
5.50%, 11/01/25(d)		3,825	3,784,359

			45,861,880
Real Estate Investment Trusts (REITs) — 1.4%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(d)		985	999,775
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		1,269	1,246,793
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		556	558,085
iStar, Inc.:
4.63%, 09/15/20		221	222,105
6.00%, 04/01/22		901	905,505
5.25%, 09/15/22		1,012	994,290
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		9,671	10,004,649
4.50%, 09/01/26		3,280	3,124,200
NH Hotel Group SA, 3.75%, 10/01/23	EUR	262	334,423
Starwood Property Trust, Inc.:
5.00%, 12/15/21	USD	1,695	1,733,138
4.75%, 03/15/25(d)		776	752,720

			20,875,683
Real Estate Management & Development — 0.6%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	134	170,300
2.13%, 02/06/24		325	394,200
Aroundtown Property Holdings PLC, 1.50%, 01/18/21(k)		100	150,143
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)	USD	1,158	1,172,475
Howard Hughes Corp., 5.38%, 03/15/25(d)		1,568	1,546,440
Realogy Group LLC/Realogy Co-Issuer Corp.(d):
4.50%, 04/15/19		806	817,083
5.25%, 12/01/21		2,296	2,324,700
4.88%, 06/01/23		1,235	1,194,863
RESIDOMO Sro, 3.38%, 10/15/24	EUR	420	514,962
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18(d)	USD	761	761,152
Summit Germany Ltd., 2.00%, 01/31/25	EUR	145	172,693

			9,219,011
Restaurants — 0.1%
IRB Holding Corp., 6.75%, 02/15/26(d)	USD	1,241	1,239,076

Road & Rail — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(d)		927	924,682
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	250	310,492

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Road & Rail (continued)
CMA CGM SA, 5.25%, 01/15/25	EUR	100	$114,941
EC Finance PLC, 2.38%, 11/15/22		203	251,031
Europcar Drive Designated Activity Co., 4.13%, 11/15/24		387	473,556
Europcar Groupe SA, 5.75%, 06/15/22		110	139,222
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(d)	USD	1,326	1,319,370
Herc Rentals, Inc.(d):
7.50%, 06/01/22		1,406	1,504,420
7.75%, 06/01/24		1,201	1,308,730
Hertz Corp., 7.63%, 06/01/22(d)		2,628	2,700,270
Loxam SAS:
3.50%, 04/15/22	EUR	168	212,319
3.50%, 05/03/23		150	188,501
4.25%, 04/15/24		100	128,971
6.00%, 04/15/25		108	141,620
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	944	965,240
4.63%, 10/15/25		2,460	2,398,500
Watco Cos. LLC/Watco Finance Corp., 6.38%, 04/01/23(d)		1,093	1,120,325

			14,202,190
Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc.:
7.50%, 08/15/22		422	463,145
7.00%, 07/01/24		409	428,939
Micron Technology, Inc.:
5.50%, 02/01/25		58	60,175
Series G, 3.00%, 11/15/43(k)		1,251	2,113,246
Microsemi Corp., 9.13%, 04/15/23(d)		134	148,405
NXP BV/NXP Funding LLC(d):
4.13%, 06/15/20		2,409	2,451,157
4.13%, 06/01/21		1,448	1,473,630
4.63%, 06/15/22		1,319	1,358,715
3.88%, 09/01/22		1,138	1,140,504
5.75%, 03/15/23		1,070	1,101,458
4.63%, 06/01/23		928	954,912
Sensata Technologies BV(d):
5.63%, 11/01/24		903	965,352
5.00%, 10/01/25		3,297	3,321,727

			15,981,365
Software — 4.5%
BMC Software Finance, Inc., 8.13%, 07/15/21(d)		3,715	3,728,931
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(d)		3,875	4,286,719
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 08/01/22(d)		1,444	1,447,610
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(d)(g)		3,521	3,582,618
Infor US, Inc., 6.50%, 05/15/22		11,511	11,769,997
Informatica LLC, 7.13%, 07/15/23(d)		4,124	4,204,418
Nuance Communications, Inc.:
5.38%, 08/15/20(d)		356	359,115
6.00%, 07/01/24		1,630	1,705,877
5.63%, 12/15/26		1,410	1,427,625
PTC, Inc., 6.00%, 05/15/24		1,996	2,098,295
Rackspace Hosting, Inc., 8.63%, 11/15/24(d)		1,828	1,903,697
RP Crown Parent LLC, 7.38%, 10/15/24(d)		2,666	2,779,305
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		10,664	11,973,539
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(d)		1,553	1,636,474

Security		Par (000)	Value
Software (continued)
TIBCO Software, Inc., 11.38%, 12/01/21(d)	USD	7,252	$7,905,985
Veritas US, Inc./Veritas Bermuda Ltd.:
7.50%, 02/01/23	EUR	200	256,200
7.50%, 02/01/23(d)	USD	3,130	3,176,950
10.50%, 02/01/24(d)		4,492	4,289,860

			68,533,215
Specialty Retail — 0.8%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		2,505	2,598,937
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(d)		1,907	1,887,930
Group 1 Automotive, Inc., 5.25%, 12/15/23(d)		264	270,600
Hexion US Finance Corp., 6.63%, 04/15/20		658	611,940
JC Penney Corp., Inc.:
8.13%, 10/01/19		218	228,628
6.38%, 10/15/36		554	373,950
7.40%, 04/01/37		230	165,600
L Brands, Inc.:
6.88%, 11/01/35		2,579	2,559,658
6.75%, 07/01/36		384	376,320
Masaria Investments SAU, 5.00%, 09/15/24	EUR	186	230,040
Penske Automotive Group, Inc.:
5.75%, 10/01/22	USD	729	749,048
5.50%, 05/15/26		346	345,135
PetSmart, Inc., 5.88%, 06/01/25(d)		897	699,660
PVH Corp., 3.13%, 12/15/27	EUR	542	657,658
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	440	563,511

			12,318,615
Technology Hardware, Storage & Peripherals — 1.0%
Dell International LLC/EMC Corp.(d):
7.13%, 06/15/24	USD	4,522	4,866,802
6.02%, 06/15/26		1,390	1,484,042
Riverbed Technology, Inc., 8.88%, 03/01/23(d)		1,221	1,144,688
Western Digital Corp.:
7.38%, 04/01/23(d)		1,534	1,667,458
4.75%, 02/15/26		6,121	6,166,907

			15,329,897
Textiles, Apparel & Luxury Goods — 0.1%
3AB Optique Developpement SAS, 4.00%, 10/01/23	EUR	196	238,534
BiSoho SAS, 5.88%, 05/01/23		108	140,838
Levi Strauss & Co., 3.38%, 03/15/27		225	282,980
Springs Industries, Inc., 6.25%, 06/01/21	USD	274	278,795

			941,147
Thrifts & Mortgage Finance — 0.2%
Jerrold Finco PLC:
6.25%, 09/15/21	GBP	225	316,107
6.13%, 01/15/24		545	754,338
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d):
5.25%, 03/15/22	USD	352	354,640
5.25%, 10/01/25		2,176	2,116,160

			3,541,245
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24(d)		278	290,510

Transportation Infrastructure — 0.1%
Swissport Financing Sarl:
6.75%, 12/15/21	EUR	227	287,361
9.75%, 12/15/22		100	127,800
WFS Global Holding SAS, 9.50%, 07/15/22		565	734,704

			1,149,865

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	300	$372,734
Viridian Group FinanceCo PLC/Viridian Power and Energy, 4.75%, 09/15/24	GBP	100	129,410

			502,144
Wireless Telecommunication Services — 5.7%
CoreCivic, Inc., 4.75%, 10/15/27	USD	1,135	1,083,925
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		3,400	3,425,500
5.38%, 03/15/27		325	325,813
Digicel Group Ltd., 7.13%, 04/01/22(d)		2,085	1,809,780
Digicel Ltd., 6.00%, 04/15/21(d)		5,495	5,282,069
Equinix, Inc., 2.88%, 10/01/25	EUR	420	507,594
GEO Group, Inc.:
5.88%, 01/15/22	USD	350	359,187
5.13%, 04/01/23		300	298,500
5.88%, 10/15/24		2,030	2,050,300
6.00%, 04/15/26		630	627,826
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	150	182,122
Matterhorn Telecom SA:
3.88%, 05/01/22		635	786,321
4.00%, 11/15/27		405	483,586
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(d)	USD	1,539	1,473,592
SBA Communications Corp.:
4.00%, 10/01/22(d)		2,644	2,591,120
4.88%, 09/01/24		2,489	2,457,887
Sprint Capital Corp.:
6.90%, 05/01/19		640	662,618
8.75%, 03/15/32		934	1,013,390
Sprint Communications, Inc., 7.00%, 03/01/20(d)		6,062	6,402,987
Sprint Corp.:
7.88%, 09/15/23		5,424	5,613,840
7.13%, 06/15/24		18,967	18,836,128
7.63%, 02/15/25		9,310	9,310,000
7.63%, 03/01/26		1,956	1,948,861
T-Mobile USA, Inc.:
4.00%, 04/15/22		1,337	1,337,000
6.00%, 03/01/23		2,169	2,255,760
6.50%, 01/15/24		2,638	2,763,305
6.38%, 03/01/25		994	1,048,670
4.50%, 02/01/26		2,486	2,439,387
4.75%, 02/01/28		3,741	3,648,897
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		2,418	2,254,785
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		1,327	1,469,753
Wind Tre SpA:
2.63%, 01/20/23	EUR	170	188,406
3.13%, 01/20/25		210	228,659
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(d)(g)	USD	809	841,387

			86,008,955

Total Corporate Bonds — 114.9% (Cost — $1,733,977,958)			1,745,167,299

Floating Rate Loan Interests (m) — 12.9%

Aerospace & Defense — 0.2%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.29%, 08/18/24		3,261	3,277,588

Security		Par (000)	Value
Aerospace & Defense (continued)
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 9.00% 1.00% Floor), 4.69%, 04/28/22	USD	385	$390,132

			3,667,720
Air Freight & Logistics — 0.3%
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 4.40%, 03/19/21(b)		916	897,512
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 9.44%, 03/19/21		934	916,246
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 5.15%, 03/19/21		142	139,134
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50% 1.00% Floor), 10.19%, 03/19/21		1,329	1,304,604
XPO Logistics, Inc., 2018 Term Loan B, 02/23/25(n)		859	860,790

			4,118,286
Airlines — 0.1%
Northwest Airlines, Inc.(b)(n):
Term Loan, 09/10/18		1,078	1,070,358
Term Loan, 09/10/18		546	542,718

			1,613,076
Auto Components — 0.0%
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 6.19%, 05/16/24		591	589,463

Banks — 0.1%
Banco Espirito Santo SA, 4.75%, 01/15/19(i)	EUR	1,900	678,015
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.40%, 11/01/24	USD	657	656,593

			1,334,608
Capital Markets — 0.1%
Horizon Holdings III SAS, EUR Term Loan B4, 10/29/22(n)	EUR	1,000	1,217,609

Chemicals — 0.4%
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50% 1.00% Floor), 4.94%, 06/28/24	USD	345	348,667
H.B. Fuller Co., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 6.50%, 10/20/24		1,758	1,765,293
Invictus(n):
1st Lien Term Loan, 01/24/25		684	689,155
2nd Lien Term Loan, 01/23/26		374	376,573
PQ Corp., 2018 Term Loan B, 02/08/25(n)		447	449,180
WR Grace & Co.(n):
Term Loan B1, 02/12/25		738	738,634
Term Loan B2, 02/12/25		1,085	1,085,706

			5,453,208
Commercial Services & Supplies — 0.4%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 4.40%, 08/04/25		577	590,992
Convergint Technologies LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.58%, 02/03/25		355	354,215
Silk Bidco AS, EUR Term Loan B, 02/07/25(n)	EUR	1,000	1,219,805
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00% 1.00% Floor), 5.65%, 10/10/24	USD	3,350	3,377,134

			5,542,146

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Construction & Engineering — 0.6%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25% 1.00% Floor), 7.27%, 06/21/24	USD	9,047	$9,110,233

Diversified Consumer Services — 0.4%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00% 1.00% Floor), 5.88%, 07/12/24		404	405,333
Gol LuxCo SA, 1st Lien Term Loan, (Fixed + 6.50%), 7.59%, 08/31/20(b)		3,885	3,962,700
Laureate Education, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 5.15%, 04/26/24		1,364	1,371,517

			5,739,550
Diversified Financial Services — 0.1%
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.19%, 04/29/24		1,880	1,875,080

Diversified Telecommunication Services — 0.4%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 01/31/25		5,161	5,069,392
Eircom Finco Sarl, EUR Term Loan B6, 04/19/24(n)	EUR	1,000	1,220,818
MTN Infrastructure TopCo, Inc., MTN Topco Term Loan, 11/17/24(n)			380,079

			6,670,289
Electrical Equipment — 0.1%
Generac Power Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.00%), 4.47%, 05/31/23		1,393	1,395,897

Energy Equipment & Services — 0.6%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00% 1.00% Floor), 5.94%, 03/01/24		1,779	1,784,924
GrafTech Finance, Inc., 2018 Term Loan B, (OR + 3.50% 1.00% Floor), 3.69%, 02/12/25(b)		1,147	1,145,566
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75% 1.00% Floor), 5.19%, 11/08/22		3,921	4,072,939
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 5.65%, 07/13/20		1,758	1,736,194

			8,739,623
Food Products — 0.2%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50% 1.00% Floor), 4.66%, 10/10/23		397	399,604
Froneri International PLC, 2018 EUR Term Loan B, 3.74%, 01/22/25	EUR	1,000	1,223,819
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.83%, 10/30/22	USD	1,790	1,781,050

			3,404,473
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 06/08/20		3,308	3,275,923
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00% 1.00% Floor), 5.15%, 06/15/21		4,335	4,411,354
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75% 1.00% Floor), 5.44%, 06/30/21		238	239,320

			7,926,597

Security		Par (000)	Value
Health Care Providers & Services — 0.2%
Quorum Health Corporation, Term Loan B, 04/29/22(n)	USD	895	$913,276
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75% 1.00% Floor), 4.40%, 02/06/24		1,695	1,647,236

			2,560,512
Health Care Technology — 0.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75% 1.00% Floor), 3.62%, 03/01/24		1,747	1,750,057
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 03/07/24		460	463,105

			2,213,162
Hotels, Restaurants & Leisure — 0.7%
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 7.27%, 08/15/20		4,685	4,728,584
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 7.27%, 12/22/24		2,931	2,948,967
Cineworld Ltd., 2018 Term Loan, 02/18/25(n)		1,630	1,627,555
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 6.63%, 02/05/25		569	574,286

			9,879,392
Industrial Conglomerates — 0.2%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00% 1.00% Floor), 4.65%, 11/30/23		1,986	1,995,363
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00% 1.00% Floor), 4.65%, 11/28/21		1,163	1,176,729

			3,172,092
Insurance — 0.3%
Genworth Financial, Inc., Term Loan, 02/22/23(n)		800	810,000
Sedgwick Claims Management Services, Inc.(n):
1st Lien Term Loan, 03/01/21		2,406	2,404,635
2nd Lien Term Loan, 02/28/22		887	890,885

			4,105,520
IT Services — 0.3%
Access CIG LLC(n):
2018 1st Lien Term Loan, 02/15/25		376	378,820
2018 2nd Lien Delayed Draw Term loan, 02/13/26		24	24,098
2018 2nd Lien Term Loan, 02/02/26		129	129,524
2018 Delayed Draw Term Loan, 02/27/25		78	78,884
Altran Technologies SA, EUR 1st Lien Term Loan B, 01/17/25(n)	EUR	1,000	1,220,378
Peak 10 Holding Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50% 1.00% Floor), 5.44%, 08/01/24	USD	995	996,497
2nd Lien Term Loan, (3 mo. LIBOR + 7.25% 1.00% Floor), 5.44%, 08/01/25		420	421,470
WEX, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.25%), 5.65%, 06/30/23		638	641,988

			3,891,659
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 08/30/24		733	736,246

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Machinery — 0.0%
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.08%, 08/05/24	USD	371	$372,461

Media — 1.8%
Charter Communications Operating LLC, 2017 Term Loan A2, 7.99%, 03/31/23		8,839	8,827,951
CSC Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 8.40%, 01/25/26		720	720,598
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (3 mo. LIBOR + 3.75% 1.00% Floor), 6.65%, 11/27/23		559	554,310
2017 Term Loan B4, (3 mo. LIBOR + 4.50% 1.00% Floor), 4.44%, 01/14/24		1,478	1,504,914
2017 Term Loan B5, (Fixed + 6.62%), 6.62%, 01/14/24		10,381	10,412,233
Lamar Media Corp., 2018 Term Loan B, 02/16/25(n)		626	629,130
PSAV Holdings LLC(n):
2018 1st Lien Term Loan, 02/21/25		823	825,057
2018 2nd Lien Term Loan, 08/22/25(b)		666	667,665
Tele Columbus AG, 2017 EUR Term Loan A, 10/15/24(n)		1,000	1,221,013
Unitymedia Finance LLC, USD Term Loan D, (1 mo. LIBOR + 2.25%), 4.69%, 01/15/26		710	709,155
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 3.95%, 01/15/26		1,079	1,082,726

			27,154,752
Multiline Retail — 0.2%
EG Group Ltd.(n):
2018 EUR Delayed Draw Term Loan B, 01/18/25	EUR	336	409,382
2018 EUR Term Loan B, 01/18/25		511	620,911
2018 EUR Term Loan B2, 01/31/25		153	185,896
LSF9 Robin Investments Ltd., EUR 2017 Term Loan B4, (EURIBOR + 3.00%), 3.74%, 12/14/23		1,000	1,218,854
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 2.68%, 10/25/20	USD	1,419	1,200,373

			3,635,416
Oil, Gas & Consumable Fuels — 1.2%
BCP Renaissance Parent LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.00% 1.00% Floor), 6.34%, 10/31/24		1,285	1,295,520
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 4.40%, 12/31/22		4,018	4,063,202
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50% 1.00% Floor), 7.65%, 08/23/21		7,832	8,338,968
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 6.00% 1.00% Floor), 4.57%, 10/26/22		176	179,814
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 3.00%, 02/17/25		1,063	1,063,670
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.90%, 10/30/24(b)		969	971,422
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87% 1.00% Floor), 4.09%, 12/12/21(b)		1,753	1,753,000

			17,665,596
Professional Services — 0.0%
Information Resources, Inc., 1st Lien Term Loan, (OR + 4.25% 1.00% Floor), 8.44%, 01/18/24		504	507,185

Security		Par (000)	Value
Software — 1.3%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 6.01%, 09/19/24	USD	153	$153,760
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00% 1.00% Floor), 5.99%, 09/19/25		186	191,812
BMC Software Finance, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 6.50%, 09/10/22		2,570	2,575,917
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00% 1.00% Floor), 4.65%, 04/27/24		764	766,023
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75% 1.00% Floor), 5.02%, 04/27/25		212	215,286
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.02%, 05/28/24		616	617,029
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25% 1.00% Floor), 4.10%, 11/01/24		3,634	3,728,379
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50% 1.00% Floor), 6.15%, 09/30/24		1,794	1,802,829
Mitchell International, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25% 1.00% Floor), 4.94%, 11/29/24		943	945,100
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.94%, 11/20/25		920	925,520
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, 2/25/28(n)		1,802	1,803,529
SS&C Technologies Inc., 2018 Term Loan B3, 2/25/28(n)		5,052	5,055,688
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.84%, 05/01/24		642	643,722

			19,424,594
Specialty Retail — 0.1%
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.40%, 11/07/24		798	801,990

Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25% 1.00% Floor), 5.87%, 08/12/22(b)		5,268	5,287,758

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 5.02%, 01/02/25		858	861,578

Transportation — 0.0%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.65%, 06/15/23(b)		300	304,500

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00% 1.00% Floor), 5.19%, 11/28/24		510	514,183

Wireless Telecommunication Services — 1.6%
Ligado Networks LLC, 2015 2nd Lien Term Loan, 12/07/20(n)		38,881	21,523,539
Syniverse Holdings, Inc., 2018 Term Loan, 02/08/23(n)		679	684,303
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 8.52%, 12/20/24		1,709	1,716,422

			23,924,264

Total Floating Rate Loan Interests — 12.9% (Cost — $210,803,679)			195,410,718

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares/Par (000)/ Beneficial Interest (000)	Value
Investment Companies — 1.9%

Capital Markets — 1.5%
iShares iBoxx USD High Yield Corporate Bond ETF(r)		262,556	$22,627,076

Diversified Financial Services — 0.2%
Financial Select Sector SPDR Fund		110,107	3,178,789

Energy Equipment & Services — 0.2%
SPDR S&P Oil & Gas Exploration & Production ETF		79,711	2,635,246

Total Investment Companies — 1.9% (Cost — $29,319,585)			28,441,111

Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
GAHR Commercial Mortgage Trust NRF, Series 2015-NRF, Class FFX, 3.38%, 12/15/34(d)(e)	USD	1,515	1,489,485

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost — $ 1,464,052)			1,489,485

Other Interests (o) — 0.0%

United States — 0.0%
Lear Corp. Escrow(b)		1,250	12

Total Other Interests — 0.0% (Cost — $—)			12

Preferred Securities — 7.8%

Capital Trusts — 5.5%
Aerospace — 0.0%
Telefonica Europe BV, 2.63%(e)(j)	EUR	300	360,510

Auto Components — 0.2%
General Motors Financial Co., Inc., Series A, 5.75%(e)(j)	USD	2.167	2,197,121

Banks — 1.5%
ABN AMRO Bank NV(j):
4.75%(e)	EUR	200	257,725
5.75%(h)		300	401,685
Allied Irish Banks PLC, 7.38%(h)(j)		210	288,545
Banco Bilbao Vizcaya Argentaria SA, 8.88%(h)(j)	EUR	200	292,116
Banco Santander SA, 6.25%(h)(j)		400	511,180
Bankia SA, 6.00%(h)(j)		200	261,690
CIT Group, Inc., Series A, 5.80%(h)(j)	USD	1,647	1,663,470
Citigroup, Inc.(h)(j):
5.95%		1,405	1,457,688
Series O, 5.88%		2,405	2,489,175
Series P, 5.95%		2,442	2,538,459
Series Q, 5.95%		1,165	1,206,707
Series R, 6.13%		615	649,981
Cooperatieve Rabobank UA(h)(j):
5.50%	EUR	200	265,960
6.63%		400	562,571
Danske Bank A/S, 5.75%(h)(j)		200	263,859
Erste Group Bank AG, 6.50%(h)(j)		400	566,690
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.00%(c)(j)	USD	400	368,944

Security		Par (000)	Value
Banks (continued)
HSBC Holdings PLC(h)(j):
6.00%	USD	2,298	$2,347,407
6.38%		210	221,288
Intesa Sanpaolo SpA, 7.00%(h)(j)	EUR	375	508,302
KBC Group NV, 5.63%(h)(j)		200	254,675
National Westminster Bank PLC, Series C, 2.25%(e)(j)	USD	200	182,000
Swedbank Hypotek AB, 6.00%(h)(j)		200	206,490
Wells Fargo & Co.(h)(j):
Series S, 5.90%		1,730	1,805,688
Series U, 5.88%		2,055	2,184,732

			21,757,027
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series P, 5.00%(e)(j)		5,140	4,999,267
Morgan Stanley(h)(j):
Series H, 5.45%		3,309	3,383,452
Series J, 5.55%		440	455,972
UBS Group AG (h)(j):
5.75%	EUR	800	1,096,669
7.00%	USD	425	468,435

			10,403,795
Chemicals — 0.1%
Solvay Finance SA, 5.12%(h)(j)	EUR	730	995,246

Diversified Financial Services — 2.4%
ATF Netherlands BV, 3.75%(h)(j)		200	256,778
Banco Santander SA, 6.75%(h)(j)		300	418,539
Bank of America Corp.(h)(j):
Series AA, 6.10%	USD	5,271	5,587,260
Series V, 5.13%		2,205	2,229,806
Series X, 6.25%		2,874	3,090,125
Series Z, 6.50%		1,816	1,991,153
Barclays PLC, 7.25%(h)(j)	GBP	680	1,021,576
BNP Paribas SA, 6.13%(h)(j)	EUR	220	309,946
Credit Agricole SA, 6.50%(h)(j)		600	831,362
Credit Suisse Group AG, 6.25%(h)(j)	USD	300	315,660
HBOS Capital Funding LP, 6.85%(j)		800	816,128
JPMorgan Chase & Co.(h)(j):
Series Q, 5.15%	USD	850	855,695
Series S, 6.75%		5,324	5,883,020
Series U, 6.13%		4,228	4,468,996
Series V, 5.00%		3,075	3,090,375
Series X, 6.10%		2,425	2,574,138
Royal Bank of Scotland Group PLC (h)(j):
7.50%		200	209,680
8.63%		982	1,085,110
Societe Generale SA, 8.88%(h)(j)	GBP	200	279,621
UBS Group Funding Switzerland AG, 5.00%(e)(j)	USD	375	361,682
UniCredit SpA(h)(j):
6.75%	EUR	200	268,581
9.25%		425	633,218

			36,578,449
Diversified Telecommunication Services — 0.4%
Koninklijke KPN NV(h):
6.13%(j)		561	704,987
6.88%	GBP	230	342,352
SoftBank Group Corp. (h)(j)	USD	706	681,290

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Telefonica Europe BV(h)(j):
3.75%	EUR	200	256,932
4.20%		1,500	1,930,541
6.50%		600	756,200
6.75%	GBP	200	303,782
7.63%	EUR	300	439,611

			5,415,695
Electric Utilities — 0.1%
Enel SpA(h):
6.50%		489	627,489
7.75%	GBP	105	164,581
Origin Energy Finance Ltd., 4.00%(h)		410	523,960
RWE AG, 2.75%(h)		100	126,118

			1,442,148
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%		200	258,591

Insurance — 0.0%
Achmea BV, 4.25%(h)(j)		200	257,687
Groupama SA, 6.38%(h)(j)		200	287,616

			545,303
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(d)(j)	USD	400	412,000

Oil, Gas & Consumable Fuels — 0.1%
Gas Natural Fenosa Finance BV(j):
3.38%(e)	EUR	500	621,993
4.13%(h)		100	130,692
Repsol International Finance BV(h):
3.88%(j)		300	392,077
4.50%		678	913,332

			2,058,094
Real Estate — 0.0%
AT Securities BV, 5.25%(h)(j)	USD	500	491,847

Real Estate Management & Development — 0.0%
Fastighets AB Balder, Series ., 3.00%(e)	EUR	100	120,296

Total Capital Trusts — 5.5% (Cost — $78,860,392)			83,036,122

		Shares
Preferred Stocks — 1.9%
Auto Components — 0.2%
UCI International, Inc., 0.00%		164,729	2,985,713

Diversified Financial Services — 0.0%
Concrete Investments II, 0.00%(b)		4,997	164,601

Hotels, Restaurants & Leisure — 1.6%
Stars Group, Inc., 0.00%(b)(k)		15,609	24,193,220

Machinery — 0.1%
Rexnord Corp., Series A, 5.75%(k)		21,600	1,362,528

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, cost $642,898), 0.00%(p)		649,556	558,164

Total Preferred Stocks — 1.9% (Cost — $23,828,183)			29,264,226

Security	Shares	Value
Trust Preferred
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 7.10% 2/15/2040(e)	256,246	6,611,147

Total Trust Preferred — 0.4% (Cost — $6,729,957)		6,611,147

Total Preferred Securities — 7.8% (Cost — $109,418,532)		118,911,495

Warrants — 0.0%
Metals & Mining — 0.0%
Peninsula Energy Ltd. (1 Share for 1 Warrant, Expires 12/31/18, Strike Price AUD 0.05 )	515,378	2,004

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(b)	6,494	—

Total Warrants — 0.0% (Cost — $5,592)		2,004

Total Long-Term Investments — 143.8% (Cost — $2,224,693,250)		2,184,218,911

Options Purchased — 0.0% (Cost — $67,640)		1,596

Total Investments — 143.8% (Cost — $2,224,760,890)		2,184,220,507
Liabilities in Excess of Other Assets — (43.8)%		(665,410,911)

Net Assets Applicable to Common Shares — 100.0%		$1,518,809,596

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Floating rate security. Rate shown is the rate in effect as of period end.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	When-issued security.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Perpetual security with no stated maturity date.
(k)	Convertible security.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(p)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $558,164 and an original cost of $642,898, which was less than 0.05% of its net assets.
(q)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

(r)	During the six month ended February 28, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 08/31/17	Shares Purchased	Shares Sold	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	$—	$13,693	$10	$—
iShares iBoxx USD High Yield Corporate Bond ETF	349,667	85,000	(172,111)	262,556	22,627,076	625,592	(186,055)	(458,974)

					$22,627,076	$639,285	$(186,045)	$(458,974)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	4	03/16/18	$168	$1,043
Euro Stoxx 600 Index	6	03/16/18	68	1,368

				2,411

Short Contracts:
10-Year U.S. Treasury Note	103	06/20/18	12,365	21,473
Long Gilt Future	2	06/27/18	333	(57)

				21,416

				$23,827

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,104,158	AUD	1,364,000	Nomura International PLC	03/05/18	$44,739
USD	868,897	CAD	1,077,000	State Street Bank and Trust Co.	03/05/18	29,548
USD	50,895,708	EUR	40,760,000	Barclays Bank PLC	03/05/18	1,159,244
USD	719,309	EUR	575,000	State Street Bank and Trust Co.	03/05/18	17,679
USD	50,588,581	EUR	40,760,000	UBS AG	03/05/18	852,117
USD	13,809,544	GBP	9,731,000	Barclays Bank PLC	03/05/18	411,673
USD	240,274	GBP	173,000	Nomura International PLC	03/05/18	2,083
USD	1,022,040	AUD	1,309,000	National Australia Bank Ltd.	04/04/18	5,297
USD	95,598,260	EUR	78,001,000	Bank of America N.A.	04/04/18	192,196
USD	12,682,288	GBP	9,167,000	Toronto-Dominion Bank	04/04/18	42,114

						2,756,690

EUR	3,600,000	USD	4,422,315	State Street Bank and Trust Co.	03/05/18	(29,497)
GBP	587,000	USD	819,450	State Street Bank and Trust Co.	03/05/18	(11,255)

						(40,752)

						$2,715,938

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Euro Stoxx 50 Index	30	03/16/18	EUR	3,700.00	EUR	10,300	$165
Euro Stoxx Banks	67	03/16/18	EUR	142.50	EUR	900	1,431

							$1,596

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	39	12/14/19	USD	942.86	USD	—	$—

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	425	$(2,711)	$(13,538)	$10,827
Markit iTraxx XO, Series 28, Version 1	5.00%	Quarterly	12/20/22	BB-	EUR	1,320	182,042	166,390	15,652
Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	12/20/22	N/R	USD	23,883	1,851,843	1,893,374	(41,531)

							$2,031,174	$2,046,226	$(15,052)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	150	$28,853	$25,560	$3,293
Saipem Finance International BV	5.00	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	200	36,677	12,723	23,954
Casino Guichard Perrachon SA	1.00	Quarterly	J.P. Morgan Chase Bank N.A.	12/20/22	BB+	EUR	150	(5,705)	(6,261)	556
Fiat Chrysler Automobiles NV	5.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	100	21,496	20,786	710
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/22	BB+	EUR	150	30,182	29,113	1,069
Telecom Italia SpA/Milano	1.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	170	(2,382)	(3,383)	1,001

								$109,121	$78,538	$30,583

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount/ Contract Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1-Month LIBOR	Monthly	Goldman Sachs International	N/A	03/01/18	USD	92	$(53,969)	$—	$(53,969)
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR	Quarterly	Bank of America N.A.	N/A	03/20/18	USD	5,800	(23,957)	—	(23,957)
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR	Quarterly	Bank of America N.A.	N/A	03/20/18	USD	10,000	43,248	—	43,248
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/20/18	USD	3,600	19,668	—	19,668
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	06/20/18	USD	8,900	97,052	(22,102)	119,154
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	N/A	06/20/18	USD	8,000	(33,044)	—	(33,044)
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	09/20/18	USD	9,800	106,866	(21,682)	128,548
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/20/18	USD	4,000	9,732	(9,031)	18,763

									$165,596	$(52,815)	$218,411

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$2,059,764	$(13,538)	$26,479	$(41,531)
OTC Derivatives	88,182	(62,459)	359,964	(110,970)
(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$2,411	$—	$21,473	$—	$23,884
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,756,690	—	—	2,756,690
Options purchased
Investments at value — unaffiliated(b)	—	—	1,596	—	—	—	1,596
Swaps — centrally cleared
Net unrealized appreciation(a)	—	26,479	—	—	—	—	26,479
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	118,765	—	—	329,381	—	448,146

	$—	$145,244	$4,007	$2,756,690	$350,854	$—	3,256,795

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$57	$—	$57
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	40,752	—	—	40,752
Swaps — centrally cleared
Net unrealized depreciation(a)	—	41,531	—	—	—	—	41,531
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	9,644	53,969	—	109,816	—	173,429

	$—	$51,175	$53,969	$40,752	$109,873	$—	$255,769

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

For the six month ended February 28, 2018, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$133,804	$—	$750,290	$—	$884,094
Forward foreign currency exchange contracts	—	—	—	(5,376,710)	—	—	(5,376,710)
Options purchased(a)	—	(35,500)	(743,815)	—	108,150	—	(671,165)
Options written	—	41,000	327,794	—	(89,730)	—	279,064
Swaps	—	876,820	42,700	—	194,955	—	1,114,475

	$—	$882,320	$(239,517)	$(5,376,710)	$963,665	$—	$(3,770,242)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,411	$—	$49,739	$—	$52,150
Forward foreign currency exchange contracts	—	—	—	3,765,354	—	—	3,765,354
Options purchased(b)	—	24,909	133,338	—	—	—	158,247
Options written	—	(35,453)	(104,342)	—	—	—	(139,795)
Swaps	—	(354,602)	(40,051)	—	(171,212)	—	(565,865)

	$—	$(365,146)	$(8,644)	$3,765,354	$(121,473)	$—	$3,270,091

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$117,815
Average notional value of contracts — short	$14,735,359
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$245,025,393
Average amounts sold — in USD	$3,484,175
Options:
Average value of option contracts purchased	$27,199
Average value of option contracts written	$7,038
Average notional value of swaption contracts purchased	$9,000,000
Average notional value of swaption contracts written	$18,000,000
Credit default swaps:
Average notional value — sell protection	$13,788,206
Interest rate swaps:
Average notional value — receives fixed rate	$212,500
Total return swaps:
Average notional amount	$63,670,252

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$28,059
Forward foreign currency exchange contracts	2,756,690	40,752
Options(a)	1,596	—
Swaps — Centrally cleared	—	53,869
Swaps — OTC(b)	448,146	173,429

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$3,206,432	$296,109
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,596)	(81,928)

Total derivative assets and liabilities subject to an MNA	$3,204,836	$214,181

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$235,444	$(23,957)	$—	$—	$211,487
Barclays Bank PLC	1,601,099	—	—	—	1,601,099
Citibank N.A.	22,497	(3,383)	—	(19,114)	—
Credit Suisse International	65,530	—	—	—	65,530
Goldman Sachs International	247,702	(97,753)	—	—	149,949
J.P. Morgan Chase Bank N.A.	556	(556)	—	—	—
Morgan Stanley & Co. International PLC	38,431	(38,431)	—	—	—
National Australia Bank Ltd.	5,297	—	—	—	5,297
Nomura International PLC	46,822	—	—	—	46,822
State Street Bank and Trust Co.	47,227	(40,752)	—	—	6,475
Toronto-Dominion Bank	42,114	—	—	—	42,114
UBS AG	852,117	—	—	—	852,117

Total	$3,204,836	$(204,832)	$—	$(19,114)	$2,980,890

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America N.A.	$23,957	$(23,957)	$—	$—	$—
Citibank N.A.	3,383	(3,383)	—	—	—
Goldman Sachs International	97,753	(97,753)	—	—	—
J.P. Morgan Chase Bank N.A.	6,261	(556)	—		5,705
Morgan Stanley & Co. International PLC	42,075	(38,431)	—	—	3,644
State Street Bank and Trust Co.	40,752	(40,752)	—	—	—

Total	$214,181	$(204,832)	$—	$—	$9,349

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$60,116,514	$500,000	$60,616,514
Common Stocks	21,857,699	5,357,654	6,964,920	34,180,273
Corporate Bonds	531,859	1,744,635,440	—	1,745,167,299
Floating Rate Loan Interests	—	178,807,519	16,603,199	195,410,718
Investment Companies	28,441,111	—	—	28,441,111
Non-Agency Mortgage-Backed Securities	—	1,489,485	—	1,489,485
Other Interests	—	—	12	12
Preferred Securities	7,973,674	86,021,835	24,357,822	118,353,331
Warrants	2,002	2	—	2,004
Options Purchased:
Equity contracts	1,596	—	—	1,596
Unfunded Floating Rate Loan Interests(a)	—	580	—	580

Subtotal	$58,807,941	$2,076,429,029	$48,425,953	$2,183,662,923

Investments Valued at NAV(b)				558,164

Total Investments				$2,184,221,087

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$57,062	$—	$57,062
Equity contracts	2,411	—	—	2,411
Forward foreign currency contracts	—	2,756,690	—	2,756,690
Interest rate contracts	21,473	329,381	—	350,854
Liabilities:
Credit contracts	—	(41,531)	—	(41,531)
Equity contracts	—	(53,969)	—	(53,969)
Forward foreign currency contracts	—	(40,752)	—	(40,752)
Interest rate contracts	(57)	(57,001)	—	(57,058)

	$23,827	$2,949,880	$—	$2,973,707

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	As of February 28, 2018, certain investments of the Trust were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended February 28, 2018, there were no transfers between Level 1 and Level 2.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $663,000,000 are categorized as Level 2 within the disclosure hierarchy.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of August 31, 2017	$3,840,544	$2,508,240	$4,761,900	$12,998,092	$13	$19,946,198	$455	$44,055,442
Transfers into Level 3(a)	—	—	—	4,833,568	—	—	—	4,833,568
Transfers out of Level 3(b)	—	(2,508,240)	—	(2,174,312)	—	(2,696,614)	—	(7,379,166)
Accrued discounts/premiums	—	—	—	39,197	—	—	—	39,197
Net realized gain (loss)	—	—	117,268	172,143	—	1,026,536	—	1,315,947
Net change in unrealized appreciation (depreciation)(c)(d)	3,124,376	—	48,100	24,244	(1)	9,115,051	(455)	12,311,315
Purchases	—	500,000	—	5,398,480	—	—	—	5,898,480
Sales	—	—	(4,927,268)	(4,688,213)	—	(3,033,349)	—	(12,648,830)

Closing Balance, as of February 28, 2018	$6,964,920	$500,000	$—	$16,603,199	$12	$24,357,822	$—	$48,425,953

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018(d)	$3,124,376	$—	$—	$23,721	$(1)	$9,115,051	$(455)	$12,262,692

(a)	As of August 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of February 28, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of August 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of February 28, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(d)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) February 28, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities – 0.5%

Asset-Backed Securities — 0.5%
Securitized Asset Backed Receivables LLC Trust, Series 2005-OP2, Class M1, (1 mo. LIBOR US + 0.43%), 2.05%, 10/25/35(a)	$1,875	$1,857,494
Interest Only Asset-Backed Securities — 0.0%
Small Business Administration Participation Certificates, Series 2000-1, 1.80%, 03/15/21(b)(c)	230	2,015
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(b)(d)	1,404	81,609
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(b)(c)(d)	1,958	102,746

		186,370

Total Asset-Backed Securities — 0.5% (Cost — $2,341,732)		2,043,864

Non-Agency Mortgage-Backed Securities — 0.5%

Collateralized Mortgage Obligations — 0.1%
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	112	108,481
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR + 16.62%), 13.61%, 08/25/23(a)	29	31,025
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 3.49%, 08/25/34(c)	522	510,420

		649,926
Interest Only Collateralized Mortgage Obligations — 0.3%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	348	79,218
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 01/25/37(b)	36,329	4
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.48%, 04/25/34(b)(e)	3,619	72,384
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 01/25/19	30	66
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 05/25/19	20	47
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.72%, 03/20/35(b)(c)	18,999	522,461
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 1.66%, 08/25/36(b)(c)	8,451	612,721
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(c)	20,814	21

		1,286,922
Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23(f)	23	21,217
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 02/25/36(f)	256	217,291
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35(f)	115	85,627

		324,135

Total Non-Agency Mortgage-Backed Securities — 0.5% (Cost — $1,288,065)		2,260,983

U.S. Government Sponsored Agency Securities — 145.1%

Agency Obligations — 2.6%
Federal Housing Administration(b):
USGI Projects, Series 99, 7.43%, 06/01/21 - 10/01/23	1,888	1,803,734

Security	Par (000)		Value
Agency Obligations (continued)
General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	$—	(g)	$1
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	1		919
Reilly Projects, Series 41, 8.77%, 03/01/20(c)	13		13,552
Residual Funding Corp., 0.00%, 04/15/30(f)	13,000		8,693,852

			10,512,058
Collateralized Mortgage Obligations — 67.3%
Fannie Mae Mortgage-Backed Securities:
Series 2017-90, Class WB, 3.00%, 11/25/47	5,594		5,132,648
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,065,322
Series 2011-142, Class PE, 3.50%, 01/25/42	15,567		15,008,670
Series 2014-28, Class BD, 3.50%, 08/25/43	5,116		5,164,828
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,151,522
Series 2011-8, Class ZA, 4.00%, 02/25/41	6,502		6,693,269
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		14,769,340
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		45,928,313
Series 2010-47, Class JB, 5.00%, 05/25/30	8,338		8,765,208
Series 2003-135, Class PB, 6.00%, 01/25/34	5,479		5,674,910
Series 2004-31, Class ZG, 7.50%, 05/25/34	5,156		6,068,723
9.99%, 04/25/34(c)	2,305		2,620,954
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(a)	76		88,194
Series 2005-73, Class DS, (1 mo. LIBOR + 17.55%), 13.34%, 08/25/35(a)	307		339,542
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 22.39%, 08/25/21(a)	5		5,576
Series G-49, Class S, (1 mo. LIBOR + 1034.80%), 866.25%, 12/25/21(a)	—	(g)	13
Series G-07, Class S, (1 mo. LIBOR + 1144.57%), 961.77%, 03/25/21(a)	—	(g)	146
Freddie Mac Mortgage-Backed Securities:
Series 0173, Class RS, 0.00%, 11/15/21(b)(c)	—	(g)	2
Series T-11, Class A9, 3.16%, 01/25/28(c)	636		648,214
Series 4242, Class PA, 3.50%, 05/15/41	5,146		5,226,402
Series 4384, Class LB, 3.50%, 08/15/43	5,100		5,105,468
Series 4748, Class BM, 3.50%, 11/15/47	3,351		3,222,492
Series 3745, Class ZA, 4.00%, 10/15/40	1,166		1,199,887
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,039,420
Series 3780, Class ZA, 4.00%, 12/15/40	2,201		2,267,469
Series 4269, Class PM, 4.00%, 08/15/41	8,884		8,904,762
Series 4016, Class BX, 4.00%, 09/15/41	15,408		16,048,452
Series 3960, Class PL, 4.00%, 11/15/41	2,859		2,926,272
Series 3688, Class PB, 4.50%, 08/15/32	8,346		8,452,713
Series 4316, Class VB, 4.50%, 03/15/34	10,787		11,240,346
Series 3856, Class PB, 5.00%, 05/15/41	10,000		10,707,276
Series 2927, Class BZ, 5.50%, 02/15/35	4,235		4,605,616
Series 2542, Class UC, 6.00%, 12/15/22	1,179		1,234,233
Series 0040, Class K, 6.50%, 08/17/24	75		82,883
Series 0019, Class F, 8.50%, 03/15/20	2		1,651
Series 2218, Class Z, 8.50%, 03/15/30	1,606		1,847,281
Series 1160, Class F, (1 mo. LIBOR + 40.16%), 33.42%, 10/15/21(a)	3		3,923
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	13,398		13,514,450
Series 2010-112, Class TL, 4.00%, 01/20/39	12,259		12,423,698
Series 2011-80, Class PB, 4.00%, 10/20/39	9,514		9,677,713
Series 2012-16, Class HJ, 4.00%, 09/20/40	10,000		10,122,456
Series 2011-88, Class PY, 4.00%, 06/20/41	15,402		15,470,255
Series 2015-96, Class ZM, 4.00%, 07/20/45	6,959		7,266,404
Series 2004-89, Class PE, 6.00%, 10/20/34	32		33,116

			276,750,032

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 7.4%
Fannie Mae Mortgage-Backed Securities:
Series 2015-M1, Class X2, 0.55%, 09/25/24(c)	$38,404		$1,161,966
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(a)	62		1,405
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(a)	31		854
Series 2013-10, Class PI, 3.00%, 02/25/43	12,251		1,442,717
Series 2012-96, Class DI, 4.00%, 02/25/27	2,896		228,798
Series 2013-45, Class EI, 4.00%, 04/25/43	5,530		999,545
Series 2016-81, Class CS, (1 mo. LIBOR + 6.10%), 4.48%, 11/25/46(a)	9,831		1,358,451
Series 2015-66, Class AS, (1 mo. LIBOR + 6.25%), 4.63%, 09/25/45(a)(b)	57,355		8,726,089
Series 2011-100, Class S, (1 mo. LIBOR + 6.45%), 4.83%, 10/25/41(a)	3,103		449,374
Series 2006-36, Class PS, (1 mo. LIBOR + 6.60%), 4.98%, 05/25/36(a)	5,995		895,863
Series 2010-74, Class DI, 5.00%, 12/25/39	2,467		131,516
Series 2016-64, Class BI, 5.00%, 09/25/46	12,423		2,462,220
Series 2011-124, Class GS, (1 mo. LIBOR + 6.70%), 5.08%, 03/25/37(a)	5,079		277,477
Series 1997-90, Class M, 6.00%, 01/25/28	1,026		119,621
Series 1999-W4, 6.50%, 12/25/28	101		8,979
Series G92-05, Class H, 9.00%, 01/25/22	—	(g)	21
Series 094, Class 2, 9.50%, 08/25/21	—	(g)	36
Series 1990-136, Class S, 18.46%, 11/25/20(a)	1		1
Series G-10, Class S, 930.47%, 05/25/21(a)	—	(g)	1
Freddie Mac Mortgage-Backed Securities:
Series 2559, Class IO, 0.50%, 08/15/30(c)	18		62
Series 3745, Class IN, 4.00%, 01/15/35	5,527		205,838
Series 3744, Class PI, 4.00%, 06/15/39	7,354		856,976
Series 4026, Class IO, 4.50%, 04/15/32	2,311		311,110
Series 4611, Class BS, (1 mo. LIBOR + 6.10%), 4.51%, 06/15/41(a)	22,904		3,095,134
Series 3796, Class WS, (1 mo. LIBOR + 6.55%), 4.96%, 02/15/40(a)	5,361		476,773
Series 2611, Class QI, 5.50%, 09/15/32	205		5,068
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 37.86%, 02/15/21(a)	2		2
Ginnie Mae Mortgage-Backed Securities:
Series 2013-63, Class IO, 0.79%, 09/16/51(c)	12,391		663,394
Series 2014-169, Class IO, 0.86%, 10/16/56(c)	34,597		1,828,681
Series 2012-97, Class JS, (1 mo. LIBOR + 6.25%), 4.66%, 08/16/42(a)	16,623		1,922,782
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.88%, 12/16/39(a)	1,021		130,425
Series 2011-52, Class MJ, (1 mo. LIBOR + 6.65%), 5.06%, 04/20/41(a)	7,965		1,115,781
Series 2011-52, Class NS, (1 mo. LIBOR + 6.67%), 5.08%, 04/16/41(a)	9,256		1,452,799

			30,329,759
Mortgage-Backed Securities — 67.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 3/01/33(h)	180		175,514
3.00%, 01/01/43 - 10/01/46(i)	55,875		54,485,305
3.50%, 10/01/42 - 04/01/48(h)(i)	61,824		61,892,379
4.00%, 01/01/41 - 06/01/46(i)	34,273		35,367,522
4.50%, 08/01/25 - 09/01/41(i)	45,616		48,257,207
5.00%, 01/01/23 - 10/01/41(i)	27,902		30,143,825
5.50%, 03/01/18 - 10/01/39(i)	10,618		11,714,415
6.50%, 12/01/37 - 10/01/39	3,747		4,174,855
7.50%, 2/01/22	—	(g)	4
9.50%, 01/01/19 - 09/01/19	—	(g)	464

Security	Par (000)	Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
3.50%, 8/01/46(i)	$12,690	$12,745,400
(1 year CMT + 2.43%), 3.68%, 10/01/34(a)	95	97,297
5.00%, 02/01/22 - 04/01/22	95	98,625
5.50%, 1/01/39(i)	14,240	15,627,224
9.00%, 9/01/20	1	1,451
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/20/39	3,551	3,815,348
7.50%, 12/15/21 - 11/15/23	47	48,601
8.00%, 10/15/22 - 08/15/27	27	28,783
9.00%, 04/15/20 - 09/15/21	2	1,445

		278,675,664

Principal Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities(f):
Series 1991-7, Class J, 0.00%, 02/25/21	1	1,004
Series G93-2, Class KB, 0.00%, 01/25/23	38	36,088
Series 1993-51, Class E, 0.00%, 02/25/23	12	11,623
Series 203, Class 1, 0.00%, 02/25/23	4	3,516
Series 1993-70, Class A, 0.00%, 05/25/23	2	1,947
Series 0228, Class 1, 0.00%, 06/25/23	3	2,818
Series 1999-W4, 0.00%, 02/25/29	44	40,010
Series 2002-13, Class PR, 0.00%, 03/25/32	82	73,243
Freddie Mac Mortgage-Backed Securities(f):
Series 1418, Class M, 0.00%, 11/15/22	12	11,754
Series 1571, Class G, 0.00%, 08/15/23	97	91,432
Series 1691, Class B, 0.00%, 03/15/24	204	187,514
Series T-8, Class A10, 0.00%, 11/15/28	18	17,524

		478,473

Total U.S. Government Sponsored Agency Securities — 145.1% (Cost — $629,472,801)		596,745,986

Total Long-Term Investments — 146.1% (Cost — $633,102,598)		601,050,833

	Shares
Short-Term Securities — 1.9%

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.29%(l)(m)	6,967,792	$6,967,792

	Par (000)

Borrowed Bond Agreement(j)(k) — 0.2%
Credit Suisse Securities (USA) LLC, 1.43%, Open (Purchased on 12/28/17 to be repurchased at $925,252. Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $860,010, respectively)	$925	925,024

Total Short-Term Securities — 1.9% (Cost — $7,892,816)		7,892,816

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 148.0% (Cost — $640,995,414)		608,943,649

Borrowed Bonds — (0.2)%
U.S. Treasury Bonds, 2.75%, 11/15/42	(917)	(860,010)

Total Borrowed Bonds — (0.2)% (Proceeds — $842,347)		(860,010)

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
TBA Sale Commitments — (22.4)%

Mortgage-Backed Securities — (22.4)%
Fannie Mae Mortgage-Backed Securities(h):
3.00%, 03/01/48	$46,200	$(44,748,918)
3.50%, 03/01/48	12,664	(12,640,108)
4.00%, 03/01/48	20,500	(20,994,483)
5.00%, 03/01/48	12,900	(13,768,384)

Total TBA Sale Commitments — (22.4)% (Proceeds — $92,280,819)		(92,151,893)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 125.4% (Cost — $547,872,248)		515,931,746
Liabilities in Excess of Other Assets — (25.4)%		(104,554,277)

Net Assets — 100.0%		$411,377,469

(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Zero-coupon bond.
(g)	Amount is less than $500.
(h)	Represents or includes a TBA transaction.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(k)	The amount to be repurchased assumes the maturity will be the day after period end.
(l)	Annualized 7-day yield as of period end.
(m)	During the six months ended February 28, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,868,413	(1,900,621)	6,967,792	$6,967,792	$47,263	$27	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
HSBC Securities (USA), Inc.	1.54%	02/12/18	3/13/18	$11,768,000	$11,776,055	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	6,989,000	6,993,784	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	15,196,000	15,206,401	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	14,243,000	14,252,748	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	16,774,000	16,785,481	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	8,581,000	8,586,873	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	14,673,000	14,683,043	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	12,375,000	12,383,470	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	7,698,000	7,703,269	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	8,672,000	8,677,935	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	12,155,000	12,163,319	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	14,788,000	14,798,122	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	17,550,000	17,562,012	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.54	02/12/18	3/13/18	9,142,000	9,148,257	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$170,604,000	$170,720,769

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
90-Day Euro Future	54	09/17/18	$13,177	$75,744
90-Day Euro Future	55	12/17/18	13,402	80,118
90-Day Euro Dollar	54	06/18/18	13,193	71,939
90-Day Euro Dollar	48	03/19/18	11,746	57,332
10-Year U.S. Treasury Note	157	06/20/18	18,847	32,735
10-Year U.S. Ultra Long Treasury Note	67	06/20/18	8,580	(5,753)
5-Year U.S. Treasury Note	108	06/29/18	12,304	20,664
Long U.S. Treasury Bond	348	06/20/18	49,916	(459,855)
90-Day Euro Future	9	12/16/19	2,186	4,808
90-Day Euro Dollar	54	03/18/19	13,147	82,617
90-Day Euro-Dollar	24	06/17/19	5,837	36,195
90-Day Euro-Dollar	14	09/16/19	3,403	13,870

				$10,414

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.31%	Semi-annual	3-Month LIBOR	Quarterly	Deutsche Bank AG	N/A	10/01/18	USD	60,000	$(1,657,004)	$—	$(1,657,004)
3-Month LIBOR	Quarterly	3.43%	Semi-annual	JPMorgan Chase Bank N.A.	N/A	03/28/21	USD	6,000	207,776	(88,185)	295,961
3-Month LIBOR	Quarterly	5.41	Semi-annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	1,100,147	—	1,100,147

									$(349,081)	$(88,185)	$(260,896)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$(88,185)	$1,396,108	$(1,657,004)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$476,022	$—	$476,022
Swaps — OTC
Unrealized appreciation on OTC swaps	—	—	—	—	1,396,108	—	1,396,108

	$—	$—	$—	$—	$1,872,130	$—	$1,872,130

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Income Trust, Inc. (BKT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$465,608	$—	$465,608
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	1,745,189	—	1,745,189

	$—	$—	$—	$—	$2,210,797	$—	$2,210,797

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended February 28, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$6,611,092	$—	$6,611,092
Swaps	—	—	—	—	(615,717)	—	(615,717)

	$—	$—	$—	$—	$5,995,375	$—	$5,995,375

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$613,450	$—	$613,450
Swaps	—	—	—	—	292,109	—	292,109

	$—	$—	$—	$—	$905,559	$—	$905,559

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$85,768,281	(a)
Average notional value of contracts — short	$187,112,864
Interest rate swaps:
Average notional amount-pays fixed rate	$60,000,000
Average notional amount-receives fixed rate	$15,565,000

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$391,197
Swaps — OTC(a)	1,396,108	1,745,189

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,396,108	$2,136,386
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(391,197)

Total derivative assets and liabilities subject to an MNA	$1,396,108	$1,745,189

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
JPMorgan Chase Bank N.A.	$1,396,108	$(88,185)	$—	$(1,307,923)	$—

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Income Trust, Inc. (BKT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Deutsche Bank AG	$1,657,004	$—	$—	$(1,640,000)	$17,004
JPMorgan Chase Bank N.A.	88,185	(88,185)	—	—	—

	$1,745,189	$(88,185)	$—	$(1,640,000)	$17,004

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,857,494	$186,370	$2,043,864
Non-Agency Mortgage-Backed Securities	—	1,053,413	1,207,570	2,260,983
U.S. Government Sponsored Agency Securities	—	586,201,689	10,544,297	596,745,986
Short-Term Securities:
Money Market Funds	6,967,792	—	—	6,967,792
Borrowed Bond Agreement	—	925,024	—	925,024
Liabilities:
Investments:
Borrowed Bonds	—	(860,010)	—	(860,010)
TBA Sale Commitments	—	(92,151,893)	—	(92,151,893)

	$6,967,792	$497,025,717	$11,938,237	$515,931,746

Derivative Financial Instruments (a)
Assets:
Interest rate contracts	$476,022	$1,396,108	$—	$1,872,130
Liabilities:
Interest rate contracts	(465,608)	(1,657,004)	—	(2,122,612)

	$10,414	$(260,896)	$—	$(250,482)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $170,720,769 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended February 28, 2018, there were no transfers between levels.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) February 28, 2018	BlackRock Income Trust, Inc. (BKT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2017	$186,351	$1,363,970	$2,060,128	$3,610,449
Transfers into Level 3(a)	—	—	8,737,596	8,737,596
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	(34,901)	—	(694,491)	(729,392)
Net realized gain (loss)			(4,014)	(4,014)
Net change in unrealized appreciation (depreciation)(b)(c)	34,920	(156,400)	(1,086,009)	(1,207,489)
Purchases	—	—	1,784,284	1,784,284
Sales	—	—	(253,197)	(253,197)

Closing Balance, as of February 28, 2018	$186,370	$1,207,570	$10,544,297	$11,938,237

Net change in unrealized appreciation (depreciation) on investments held as February 28, 2018(c)	$34,920	$(156,400)	$(1,086,009)	$(1,207,489)

(a)	As of August 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of February 28, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments held as of February 28, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

February 28, 2018

	BHK	HYT(a)	BKT

ASSETS
Investments at value — unaffiliated(b)	$1,128,796,617	$2,161,593,431	$601,975,857
Investments at value — affiliated(c)	2,711,662	22,627,076	6,967,792
Cash	366,174	1,595,943	—
Cash pledged:
Collateral — OTC derivatives	5,260,000	—	1,640,000
Collateral — reverse repurchase agreements	6,581,000	—	—
Centrally cleared swaps	1,832,940	1,604,000	—
Futures contracts	913,970	126,150	1,228,260
Foreign currency at value(d)	2,061,165	994,103	—
Receivables:
Interest — unaffiliated	11,565,562	30,708,092	2,170,201
Investments sold	1,267,409	19,748,509	109,808
Options written	127,626	—	—
Dividends — unaffiliated	45,000	43,462	—
Dividends — affiliated	7,309	1,272	9,861
Variation margin on futures contracts	7,258	—	—
Swaps	4,005	—	—
TBA sale commitments	—	—	92,280,819
Swap premiums paid	7,290	88,182	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	755,475	2,756,690	—
OTC derivatives	69,449	359,964	1,396,108
Unfunded floating rate loan interests	61	580	—
Prepaid expenses	20,043	39,553	10,521
Other assets	4,077	—	527

Total assets	1,162,404,092	2,242,287,007	707,789,754

LIABILITIES
Borrowed bonds at value(e)	—	—	860,010
Bank overdraft	—	—	270,397
Cash received:
Collateral — OTC derivatives	280,000	350,000	1,520,000
TBA Commitments	—	—	11,000
Options written at value(f)	5,205,701	—	—
Reverse repurchase agreements at value	368,809,658	—	170,720,769
Payables:
Investments purchased	8,813,148	54,460,831	27,880,408
Investment advisory fees	437,984	998,473	204,993
Other accrued expenses	300,401	775,507	138,327
Swaps	207,805	68,653	—
Trustees’ and Officer’s fees	206,793	581,456	212,258
Variation margin on futures contracts	197,562	28,059	391,197
Variation margin on centrally cleared swaps	117,964	53,869	—
Income dividends	74,396	560,609	50,112
Capital shares redeemed	—	1,034,350	200,946
Bank borrowings	—	663,000,000	—
Administration fees	—	—	47,402
Interest expense	—	1,351,423	7,384
Swap premiums received	4,928,406	62,459	88,185
TBA sale commitments at value(g)	—	—	92,151,893
Unrealized depreciation on:
OTC derivatives	641,532	110,970	1,657,004
Forward foreign currency exchange contracts	8,095	40,752	—
Contingencies	—	—	—

Total liabilities	390,229,445	723,477,411	296,412,285

NET ASSETS	$772,174,647	$1,518,809,596	$411,377,469

FINANCIAL STATEMENTS	79

Statements of Assets and Liabilities  (unaudited) (continued)

February 28, 2018

	BHK	HYT(a)	BKT

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$755,543,973	$1,678,408,835	$477,559,560
Undistributed (distributions in excess of) net investment income	133,636	(2,135,232)	(899,278)
Accumulated net realized loss	(581,098)	(119,788,239)	(33,092,359)
Net unrealized appreciation (depreciation)	17,078,136	(37,675,768)	(32,190,454)

NET ASSETS	$772,174,647	$1,518,809,596	$411,377,469

Net asset value	$14.32	$12.04	$6.45

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$1,111,860,221	$2,201,673,371	$634,027,622
(c) Investments at cost — affiliated	$2,711,662	$23,087,519	$6,967,792
(d) Foreign currency at cost	$2,062,817	$996,459	$—
(e) Proceeds received from borrowed bonds	$—	$—	$842,347
(f) Premiums received	$3,581,260	$—	$—
(g) Proceeds from TBA sale commitments	$—	$—	$92,280,819
(h) See Note 12 of the Notes to Financial Statements for details of contingencies.
(g) Par value	$0.001	$0.100	$0.010
(h) Shares outstanding	53,935,126	126,125,087	63,822,874
(i) Shares authorized	Unlimited	200 million	200 million

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended February 28, 2018

	BHK	HYT(a)	BKT

INVESTMENT INCOME
Interest — unaffiliated	$24,914,298	$66,242,087	$10,705,298
Dividends — unaffiliated	244,082	329,477	—
Dividends — affiliated	43,782	639,285	47,263
Other income	3,551	341,078	—
Foreign taxes withheld	(1,169)	(1,625)	—

Total investment income	25,204,544	67,550,302	10,752,561

EXPENSES
Investment advisory	2,814,853	6,564,600	1,360,612
Administration	—	—	313,988
Professional	79,651	140,712	51,584
Custodian	65,140	111,119	20,071
Accounting services	51,975	109,658	30,804
Transfer agent	43,987	51,799	76,561
Trustees and Officer	40,251	81,422	21,662
Printing	12,666	17,212	18,270
Registration	7,124	16,721	8,446
Miscellaneous	53,809	58,449	23,485

Total expenses excluding interest expense	3,169,456	7,151,692	1,925,483
Interest expense	2,588,376	7,011,302	1,241,310

Total expenses	5,757,832	14,162,994	3,166,793
Less fees waived by the Manager	(2,855)	(71,977)	(3,356)

Total expenses after fees waived	5,754,977	14,091,017	3,163,437

Net investment income	19,449,567	53,459,285	7,589,124

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(848,985)	13,380,844	1,421,171
Investments — affiliated	—	(186,055)	—
Futures contracts	4,448,403	884,094	6,611,092
Forward foreign currency exchange contracts	(1,264,152)	(5,376,710)	—
Foreign currency transactions	(516,732)	218,311	—
Capital gain distributions from investment companies — affiliated	36	10	27
Options written	3,032,857	279,064	—
Swaps	408,047	1,114,475	(615,717)

	5,259,474	10,314,033	7,416,573

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(39,072,934)	(35,943,863)	(24,562,236)
Investments — affiliated	—	(458,974)	—
Futures contracts	728,959	52,150	613,450
Forward foreign currency exchange contracts	454,620	3,765,354	—
Foreign currency translations	(122,686)	(619,948)	—
Options written	(1,440,803)	(139,795)	—
Swaps	1,105,330	(565,865)	292,109
Borrowed bonds	—	—	68,130
Unfunded floating rate loan interests	61	580	—

	(38,347,453)	(33,910,361)	(23,588,547)

Net realized and unrealized loss	(33,087,979)	(23,596,328)	(16,171,974)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,638,412)	$29,862,957	$(8,582,850)

(a)	Consolidated Statement of Operations.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,449,567	$40,810,546
Net realized gain	5,259,474	7,829,575
Net change in unrealized appreciation (depreciation)	(38,347,453)	(22,271,872)

Net increase (decrease) in net assets resulting from operations	(13,638,412)	26,368,249

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(21,034,700)	(42,069,403)

NET ASSETS
Total decrease in net assets	(34,673,112)	(15,701,154)
Beginning of period	806,847,759	822,548,913

End of period	$772,174,647	$806,847,759

Undistributed net investment income, end of period	$133,636	$1,718,769

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (HYT)
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$53,459,285	$107,040,262
Net realized gain	10,314,033	35,747,683
Net change in unrealized appreciation (depreciation)	(33,910,361)	24,170,407

Net increase in net assets resulting from operations	29,862,957	166,958,352

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(53,112,775)	(112,731,371)

CAPITAL SHARE TRANSACTIONS
Cost of shares redeemed	(3,562,736)	(1,553,292)

NET ASSETS
Total increase (decrease) in net assets	(26,812,554)	52,673,689
Beginning of period	1,545,622,150	1,492,948,461

End of period	$1,518,809,596	$1,545,622,150

Distributions in excess of net investment income, end of period	$(2,135,232)	$(2,481,742)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

FINANCIAL STATEMENTS	83

Statements of Changes in Net Assets

	BlackRock Income Trust, Inc. (BKT)
	Six Months Ended 02/28/18 (unaudited)	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,589,124	$15,746,349
Net realized gain	7,416,573	4,516,347
Net change in unrealized appreciation (depreciation)	(23,588,547)	(13,981,411)

Net increase (decrease) in net assets resulting from operations	(8,582,850)	6,281,285

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(10,166,864)	(20,333,729)

CAPITAL SHARE TRANSACTIONS
Cost of shares redeemed	(702,494)	—

NET ASSETS
Total decrease in net assets	(19,452,208)	(14,052,444)
Beginning of period	430,829,677	444,882,121

End of period	$411,377,469	$430,829,677

Undistributed (distributions in excess of) net investment income, end of period	$(899,278)	$1,678,462

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2018

	BHK	HYT (a)	BKT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(13,638,412)	$29,862,957	$(8,582,850)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	130,004,568	714,161,196	1,032,680,268
Purchases of long-term investments	(204,800,504)	(719,167,671)	(1,028,876,904)
Net proceeds from sales of short-term securities	1,663,067	—	1,831,846
Amortization of premium and accretion of discount on investments	1,839,015	(266,892)	4,396,475
Paid-in-kind income	—	(2,754,951)	—
Premiums received from options written	4,002,357	449,738	—
Premiums paid on closing options written	(1,385,220)	(367,020)	—
Net realized gain on investments and options written	(1,810,501)	(13,473,853)	(1,421,171)
Net unrealized loss on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations	40,042,525	33,133,164	24,201,997
(Increase) Decrease in Assets:
Cash pledged:
Futures contracts	224,952	(56,000)	627,000
Collateral — OTC derivatives	(810,000)	—	900,000
Centrally cleared swaps	(1,368,000)	1,766,000	—
Collateral — reverse repurchase agreements	(6,122,000)	—	—
Receivables:
Interest — unaffiliated	(559,855)	991,409	(18,389)
Swaps	(3,996)	108	—
Dividends — affiliated	5,197	187	2,970
Dividends — unaffiliated	—	(1,337)	—
Variation margin on futures contracts	30,804	589	213,750
Variation margin on centrally cleared swaps	—	113,214	—
Swap premiums paid	(454)	(17,523)	—
Prepaid expenses	(5,906)	(9,683)	990
Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(420,000)	(500,000)	(520,000)
Collateral — reverse repurchase agreements	(4,798,000)	—	—
Collateral — TBA sale commitments	—	—	11,000
Payables:
Investment advisory fees	(28,308)	(98,104)	(31,618)
Interest expense and fees	1,820,319	46,260	(49,944)
Administration fees	—	—	(7,399)
Trustees’ and Officer’s	(2,081)	(1,252)	1,604
Variation margin on futures contracts	18,321	28,059	23,357
Variation margin on centrally cleared swaps	109,179	53,869	—
Swaps	207,805	68,653	—
Other accrued expenses	20,302	438	(1,827)
Swap premiums received	(34,378)	(90,172)	(13,701)

Net cash provided by (used for) operating activities	(55,799,204)	43,871,383	25,367,454

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on redemption of Common Shares	—	(2,528,386)	(501,548)
Net borrowing of reverse repurchase agreements	77,911,301	—	(14,998,806)
Proceeds from bank borrowings	—	303,000,000	—
Payments for bank borrowings	—	(289,000,000)	—
Cash dividends paid to Common Shareholders	(21,030,166)	(52,959,622)	(10,164,637)
Increase in bank overdraft	—	—	270,397

Net cash (provided by) used for financing activities	56,881,135	(41,488,008)	(25,394,594)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$8,771	$(2,502)	$—

CASH AND FOREIGN CURRENCY
Net increase (decrease) in cash and foreign currency at value	1,090,702	2,380,873	(27,140)
Cash and foreign currency at value at beginning of period	1,336,637	209,173	27,140

Cash and foreign currency at value at end of period	$2,427,339	$2,590,046	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$768,057	$6,965,042	$1,291,254

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	85

Financial Highlights

(For a share outstanding throughout each period)

	BHK
	Six Months Ended 02/28/18 (Unaudited)		Year Ended August 31,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$14.96		$15.25	$14.29	$15.24		$14.05		$15.21

Net investment income(a)	0.36		0.76	0.79	0.86		0.87		0.89
Net realized and unrealized gain (loss)	(0.61)		(0.27)	1.01	(0.73)		1.23		(1.11)

Net increase (decrease) from investment operations	(0.25)		0.49	1.80	0.13		2.10		(0.22)

Distributions:(b)
From net investment income	(0.39)		(0.78)	(0.84)	(1.04)		(0.91)		(0.94)
In excess of net investment income(c)	—		—	—	(0.04)		—		—

Total distributions	(0.39)		(0.78)	(0.84)	(1.08)		(0.91)		(0.94)

Net asset value, end of period	$14.32		$14.96	$15.25	$14.29		$15.24		$14.05

Market price, end of period	$13.21		$14.10	$14.33	$12.63		$13.64		$12.50

Total Return(d)
Based on net asset value	(1.55	)%(e)	3.88%	13.67%	1.62%		16.09	%(f)	(1.42)%

Based on market price	(3.64	)%(e)	4.20%	20.85%	0.35%		16.78%		(13.43)%

Ratios to Average Net Assets
Total expenses	1.46	%(g)	1.16%	0.97%	0.95	%(h)	1.06	%(h)	1.03%

Total expenses after fees waived	1.46	%(g)	1.16%	0.97%	0.95	%(h)	1.02	%(h)	0.98%

Total expenses after fees waived and excluding interest expense	0.80	%(g)	0.78%	0.78%	0.82	%(h)	0.91	%(h)	0.86%

Net investment income	4.92	%(g)	5.19%	5.48%	5.83%		5.94%		5.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$772,175		$806,848	$822,549	$770,822		$412,078		$379,913

Borrowings outstanding, end of period (000)	$368,810		$289,078	$288,239	$303,651		$168,301		$172,537

Portfolio turnover rate(i)	11%		32%	35%	55%		82%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.
(g)	Annualized.
(h)	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 02/28/18 (Unaudited)	Year Ended August 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	11%	32%	35%	51%	48%	63%

See notes to financial statements.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	HYT
	Six Months Ended 02/28/18 (Unaudited)		Year Ended August 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$12.22		$11.79		$12.06		$13.47		$12.62		$12.32

Net investment income(a)	0.42		0.85		0.82		0.87		0.98		1.00
Net realized and unrealized gain (loss)	(0.18)		0.47		(0.10)		(1.31)		0.91		0.41

Net increase (decrease) from investment operations	0.24		1.32		0.72		(0.44)		1.89		1.41

Distributions from net investment income(b)	(0.42)		(0.89)		(0.99)		(0.97)		(1.04)		(1.11)

Net asset value, end of period	$12.04		$12.22		$11.79		$12.06	(c)	$13.47		$12.62

Market price, end of period	$10.56		$11.13		$10.88		$9.97		$12.07		$11.37

Total Return(d)
Based on net asset value	2.33	%(e)	12.41	%(f)	7.76%		(2.40	)%(c)	16.21%		11.90%

Based on market price	(1.45	)%(e)	10.94%		20.29%		(9.96)%		15.58%		(4.16)%

Ratios to Average Net Assets
Total expenses(g)	1.85	%(h)	1.54%		1.39	%(g)	1.37%		1.35	%(i)	1.54	%(j)

Total expenses after fees waived(g)	1.84	%(h)	1.54%		1.39%		1.37%		1.35	%(i)	1.54	%(j)

Total expenses after fees waived and excluding interest expense(g)	0.92	%(h)	0.91%		0.93%		0.96%		0.98	%(i)	1.16	%(j)(k)

Net investment income(g)	6.97	%(h)	7.04%		7.30%		6.88%		7.40%		7.83%

Supplemental Data
Net assets, end of period (000)	$1,518,810		$1,545,622		$1,492,948		$1,527,307		$1,705,422		$446,847

Borrowings outstanding, end of period (000)	$663,000		$649,000		$604,000		$631,000		$723,000		$191,000

Asset coverage, end of period per $1,000 of bank borrowing	$3,292		$3,382		$3,472		$3,419		$3,359		$3,340

Portfolio turnover rate	33%		75%		66%		57%		64%		77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/18 (unaudited)	Year Ended August 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.04%	0.11%	—%	—%	—%

(h)	Annualized.
(i)	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.
(j)	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.50%, 1.50% and 1.12%, respectively.
(k)	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.15%.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKT
	Six Months Ended 02/28/18 (Unaudited)		Year Ended August 31,
			2017		2016	2015		2014		2013
Net asset value, beginning of period	$6.74		$6.96		$7.08	$7.27		$7.32		$7.94

Net investment income(a)	0.12		0.25		0.28	0.32		0.35		0.32
Net realized and unrealized gain (loss)	(0.25)		(0.15)		(0.05)	(0.11)		0.03		(0.46)

Net increase (decrease) from investment operations	(0.13)		0.10		0.23	0.21		0.38		(0.14)

Distributions from net investment income(b)	(0.16)		(0.32)		(0.35)	(0.40)		(0.43)		(0.48)

Net asset value, end of period	$6.45		$6.74		$6.96	$7.08		$7.27		$7.32

Market price, end of period	$5.91		$6.31		$6.60	$6.30		$6.42		$6.40

Total Return(c)
Based on net asset value	(1.80	)%(d)	1.82%		3.64%	3.56%		6.05%		(1.45)%

Based on market price	(3.89	)%(d)	0.53%		10.44%	4.35%		7.12%		(10.34)%

Ratios to Average Net Assets
Total expenses	1.52	%(e)	1.29	%(f)	1.08%	0.99	%(g)	1.02	%(g)	1.00%

Total expenses after fees waived	1.52	%(e)	1.28	%(f)	1.08%	0.99	%(g)	1.02	%(g)	1.00%

Total expenses after fees waived and excluding interest expense	0.92	%(e)	0.90	%(f)	0.89%	0.90	%(g)	0.96	%(g)	0.90%

Net investment income	3.63	%(e)	3.63	%(f)	4.01%	4.48%		4.74%		4.18%

Supplemental Data
Net assets, end of period (000)	$411,377		$430,830		$444,882	$452,616		$464,933		$467,948

Borrowings outstanding, end of period (000)	$170,721		$185,769		$152,859	$173,695		$205,415		$148,344

Portfolio turnover rate(h)	197%		346%		141%	191%		256%		358%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived, and total expenses after fees waived and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.
(h)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:.

	Six Months Ended 02/28/18 (Unaudited)	Year Ended August 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	85%	161%	63%	78%	125%	196%

See notes to financial statements.

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Trust, Inc.	HYT	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Boards of Directors and Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Taxable Subsidiaries”), which are wholly-owned taxable subsidiaries of HYT which hold shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statements of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $731,493, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, To-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions,) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those trusts on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of February 28, 2018, certain investments of HYT were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the trusts had the following unfunded floating rate loan interests:

Trust	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
BHK	Convergint Technologies LLC	4,111	$4,100	$4,103	$3
	Mitchell International, Inc.	7,931	7,891	7,949	58
HYT	Convergint Technologies LLC	38,026	37,929	37,953	24
	Mitchell International, Inc.	75,901	75,521	76,077	556

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a trust mitigate their counterparty risk, TBA commitments may be entered into by a trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a trust, if any, is noted in the Schedules of Investments. Typically, a trust is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a trust is not fully collateralized, contractually or otherwise, a trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a trust borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the six months ended February 28, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BHK	$338,379,828	1.54%
BKT	180,449,493	1.39
Borrowed bond agreements and reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With borrowed bond agreements and reverse repurchase transactions,

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$390,942	$(390,942)	$—	$—
BNP Paribas Securities Corp.	80,580,621	(80,580,621)	—	—
Citigroup GlobalMarket, Inc.	1,006,447	(1,006,447)	—	—
Credit Suisse Securities (USA) LLC	8,377,594	(8,377,594)	—	—
Deutsche Bank AG	22,893,627	(22,148,336)	(745,291)	—
HSBC Securities (USA), Inc.	85,317,767	(85,317,767)	—	—
J.P. Morgan Securities LLC	8,423,344	(8,423,344)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,027,261	(2,027,261)	—	—
Nomura Securities International, Inc.	28,945,767	(26,495,802)	(2,449,965)	—
RBC Capital Markets LLC	120,127,570	(120,127,570)	—	—
UBS Securities LLC	10,718,718	(10,718,718)	—	—

	$368,809,658	$(365,614,402)	$(3,195,256)	$—

(a)	Net collateral, including accrued interest, with a value of $387,401,872 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Borrowed Bonds Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value Noncash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral Received) / Pledged	Net Exposure Due (to) /from Counterparty (d)
HSBC Securities (USA), Inc.	$—	$(170,720,769)	$—	$(170,720,769)	$—	$—	$170,720,769	$—	$—	$—
Credit Suisse Securities (USA) LLC	925,024	—	(867,394)	57,630	—	—	—	—	—	57,630

	$925,024	$170,720,769	$(867,394)	$(170,663,139)	$—	$—	$170,720,769	$—	$—	$57,630

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $7,384 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net collateral with a value of $176,518,638 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a trust sells a security it does not hold in anticipation of a decline in the market price of that security. When a trust makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A trust is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A trust is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a trust sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a trust will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK pays the Manager a monthly fee based on an annual rate of 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities.

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Distribution Fees: HYT had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of HYT’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, HYT no longer actively engaged in a Shelf Offering, has no effective registration statement or current prospectus, and the Distribution Agreement has been terminated.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of BKT’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2018, the amounts waived were as follows:

	BHK	HYT	BKT
Amounts waived	$2,855	$971	$3,356

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2018, HYT waived $71,006 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended February 28, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BHK	$1,401,542	$247,549	$4,354
HYT	15,348,520	—	—

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the six months ended February 28, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	BHK	HYT	BKT
Non-U.S. Government Securities	$191,704,737	$758,794,661	$1,025,511,309
U.S. Government Securities	12,801,394	—	—

	$204,506,131	$758,794,661	$1,025,511,309

Sales
	BHK	HYT	BKT
Non-U.S. Government Securities	$126,685,412	$722,914,977	$1,016,048,020
U.S. Government Securities	—	—	12,563,222

	$126,685,412	$722,914,977	$1,028,611,242

For the six months ended February 28, 2018, purchases and sales related to mortgage dollar rolls for BKT were $584,944,858 and $584,474,047, respectively.

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of August 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BHK	HYT	BKT
No expiration date(a)	$6,194,640	$75,431,788	$41,910,926
2018	—	55,665,607	—

	$6,194,640	$131,097,395	$41,910,926

(a)	Must be utilized prior to losses subject to expiration.

As of February 28, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BHK	HYT	BKT
Tax cost	$1,114,390,482	$2,227,194,547	$641,039,354

Gross unrealized appreciation	$50,138,584	$58,243,048	$14,898,710
Gross unrealized depreciation	(32,811,740)	(98,243,382)	(47,133,634)

Net unrealized appreciation (depreciation)	$17,326,844	$(40,000,334)	$(32,234,924)

9.	BANK BORROWINGS

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment of $732,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended February 28, 2018, the average amount of bank borrowings and the daily weighted average interest rates for HYT for loans under the revolving credit agreements were $659,441,989 and 2.14%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares: The Board previously approved each Trust’s participation in an open market share repurchase program that allowed each Trust to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016 through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, each Trust may purchase through November 30, 2018, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. The total amount of repurchases is reflected in the Trusts’ Statements of Changes in Net Assets.

For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	HYT		BKT
	Shares	Amount	Shares	Amount
Six Months Ended February 28, 2018	333,901	$3,562,736	119,661	$702,494
Year Ended August 31, 2017	140,680	1,553,292	—	—

For the six months ended February 28, 2018 and year ended August 31, 2017, shares issued and outstanding remained constant for BHK.

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to HYT, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that HYT and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that HYT and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. HYT cannot predict the outcome of the lawsuit, or the effect, if any, on HYT’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by HYT but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $3,528,671.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BHK	$0.0650	$0.0650
HYT	0.0700	0.0700
BKT	0.0265	0.0265

(a)	Net investment income dividend paid on March 29, 2018 to Common Shareholders of record on March 15, 2018.
(b)	Net investment income dividend declared on April 2, 2018, payable to Common Shareholders of record on April 16, 2018.

NOTES TO FINANCIAL STATEMENTS	101

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Funds.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Trustee of the Funds.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Distributor	Legal Counsel
BlackRock Investments, LLC(a)	Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10022	Boston, MA 02116

Accounting Agent and Custodian	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02111	Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

(a)	For HYT.

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the U.S. Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after the completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase shares of its Common Shares in the open market or in private transactions.

Except as described below, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as reported on page 110, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

On January 30, 2018, the Board of BKT received a non-binding shareholder proposal for the annual meeting requesting that the Board authorize a self-tender offer for all outstanding shares of common stock of the Trust.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the Trusts’ electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	103

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

BHK’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

February 28, 2018

	Total Fiscal Year to Date Cumulative Distributions by Character					% of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BHK	$0.390000	$—	$—	$—	$0.390000	100%	0%	0%	0%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will incrementally reduce the Trust's net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar
USD	U.S. Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation Bonds
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
PIK	Payment-In-Kind
RB	Revenue Bonds

GLOSSARY OF TERMS USED IN THIS REPORT	105

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-2/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report.
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
September 1-30, 2017	N/A	N/A	N/A	6,189,303
October 1-31, 2017	N/A	N/A	N/A	6,189,303
November 1-30, 2017	N/A	N/A	N/A	6,189,303
December 1-31, 2017	N/A	N/A	N/A	6,322,949
January 1-31, 2018	N/A	N/A	N/A	6,322,949
February 1-28, 2018	333,901	$10.6600	333,901	5,989,048
Total:	333,901	$10.6600	333,901	5,989,048

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund was authorized to repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (6,329,983 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date

2

within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the semi-annual period ended February 28, 2018. The Fund did not engage in any securities lending activity during the semi-annual period ended February 28, 2018.

	BlackRock Corporate High Yield Fund, Inc.
(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: May 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: May 4, 2018

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